UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                (Amendment No. 3)

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          SPIDERBOY INTERNATIONAL, INC.
                (Name of Registrant as Specified In Its Charter)



Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

[ ]  Title of each class of securities to which transaction applies:
(1)  Aggregate number of securities to which transactions applies:
(2) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:
(3)  Proposed maximum aggregate value of transaction:
(4)  Total fee paid:


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount previously paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing party:
(4)  Date Filed:


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                          SPIDERBOY INTERNATIONAL, INC.
                     1117 PERIMETER CENTER WEST, SUITE N415
                             ATLANTA, GEORGIA 30327


                                 PROXY STATEMENT
                               AS AT JUNE 11, 2004

                          SPIDERBOY INTERNATIONAL, INC.
                     1117 PERIMETER CENTER WEST, SUITE N415
                             ATLANTA, GEORGIA 30327

                                  JUNE 11, 2004


To Our Shareholders:

     You are cordially invited to attend a special meeting of the shareholders of Spiderboy International, Inc. to be held at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327 on June 25, 2004 at 10:00 a.m., Atlanta, Georgia time.

     Approval of Stock Purchase Agreement. On February 27, 2004, our principal shareholders, Janet Risher and Richard Schmidt, agreed to sell their shares to Billy V. Ray Jr. The terms of the agreement, which was amended and restated on May 25, 2004, provided that our shareholders had to approve the agreement in lieu of a previous agreement whereby Ms. Risher and Mr. Schmidt agreed to cause us to acquire Big Vault, Inc., a Delaware corporation. Our board of directors recommends approval of the Stock Purchase Agreement, and a resolution will be submitted to our shareholders for approval to that effect. We, therefore, strongly urge you to vote FOR the approval of the Stock Purchase Agreement.

     The Stock Purchase Agreement had the effect of a change in control of Spiderboy International, Inc. as more fully described in the attached proxy statement.

     Change of Domicile. The board of directors will submit a proposal to change the state of incorporation of Spiderboy International, Inc. from Minnesota to Delaware by means of a merger with Charys Holding Company, Inc., a new Delaware corporation which we formed. If approved by at least a majority of the votes cast by holders of our common stock and preferred stock represented in person or by proxy at the meeting, the change of domicile will result in a change in our jurisdiction of incorporation from the State of Minnesota to the State of Delaware and will also result in the adoption of a new certificate of incorporation and new bylaws for Spiderboy International, Inc., which will govern us under Delaware law. If approved by the shareholders and subject to requisite regulatory approval, it is anticipated that the change of domicile will become effective on or about June 25, 2004, or as soon as practicable after the meeting. Along with the change of domicile, we will change our name to Charys Holding Company, Inc.

     We chose the State of Delaware to be our domicile because Delaware has a modern and flexible corporate code. In particular, we believe that the various indemnity and exculpatory provisions of the Delaware General Corporation Law will help us attract and retain competent directors at a time when the escalating risks and resultant costs of director liability have made it increasingly difficult for corporations to find and retain competent directors. In addition, the State of Delaware has an active bar which is continually assessing and recommending improvements to its corporate law. The substantial body of settled case law under its corporate code adds greater certainty in assessing risks associated with conducting business.

     Our board of directors has reserved the right to terminate or abandon the change of domicile at any time prior to its effectiveness, notwithstanding shareholder approval, if the board determines for any reason that the consummation of the change of domicile would be inadvisable or not in the best interests of Spiderboy International, Inc. or our shareholders.

     For a summary of the principal income tax consequences of the change of domicile to United States shareholders and Spiderboy International, Inc., see "Federal Income Tax Considerations" contained in the accompanying proxy statement.

     If the change of domicile is completed, our shareholders will be required to surrender their current certificates representing our common stock and preferred stock in exchange for certificates representing the appropriate number of shares of Charys Holding Company, Inc. as a Delaware corporation. Appropriate transmittal forms will be sent to the shareholders for these purposes.

     The proxy statement provides a detailed description of the change of domicile and other information to assist you in considering the matters on which to be voted. We urge you to review this information carefully and, if you require assistance, to consult with your financial, tax or other professional advisers.

     For the reasons set forth in the proxy statement, your board of directors unanimously believes that the proposed change of domicile is in the best interests of Spiderboy International, Inc. and all of our shareholders. We, therefore, strongly urge you to vote FOR the change of domicile.

     Approval of Stock Plans. On April 28, 2004, the board of directors of Charys Holding Company, Inc. approved an Employee Stock Incentive Plan for the Year 2004 and a Non-Employee and Directors Stock Plan for the Year 2004. Once the change of domicile becomes effective, we will be deemed to have adopted the stock plans. Each stock plan must be approved by our shareholders. Our board of directors recommends approval of the stock plans and resolutions will be submitted to our shareholders for approval to that effect. We, therefore, strongly urge you to vote FOR the approval of the stock plans.

     Whether or not you plan to attend the meeting, we ask that you indicate the manner in which you wish your shares to be voted. Please sign and return your proxy as promptly as possible in the enclosed envelope so that your vote may be recorded. You may vote your shares in person if you attend the meeting, even if you send in your proxy.

     We appreciate your continued interest in Spiderboy International, Inc.

                                         Very truly yours,

                                         /s/ Billy V. Ray, Jr.

                                         Billy V. Ray, Jr.,
                                         President and Chief Executive Officer

                          SPIDERBOY INTERNATIONAL, INC.
                     1117 PERIMETER CENTER WEST, SUITE N415
                             ATLANTA, GEORGIA 30327

                  NOTICE OF SPECIAL MEETING OF THE SHAREHOLDERS
                          TO BE HELD ON JUNE 25, 2004

     To the Shareholders of Spiderboy International, Inc.:

     Notice is hereby given that a special meeting of the shareholders of Spiderboy International, Inc. will be held at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327 on June 25, 2004 at 10:00 a.m. Atlanta, Georgia time, for the following purposes:

     1. To consider and approve the execution of that certain Stock Purchase Agreement dated February 27, 2004, as amended and restated on May 25, 2004, by and between Janet Risher, Richard Schmidt, Spiderboy International, Inc., and Billy V. Ray, Jr.

     2. To consider and pass, with or without variation, a special resolution, subject to requisite regulatory approval, (a) authorizing Spiderboy International, Inc. to change its domicile to a corporation existing under the laws of the State of Delaware in accordance with the Delaware General Corporation Law, pursuant to a Plan and Agreement of Merger between Spiderboy International, Inc. and Charys Holding Company, Inc., and (b) approving the adoption of a new certificate of incorporation, new bylaws to govern us and a change in our corporate name to "Charys Holding Company, Inc." Copies of the proposed certificate of incorporation and bylaws, which are attached to the proxy statement accompanying this notice, will be effective upon the filing of Articles of Merger with the Secretary of State of Minnesota and a Certificate of Merger with the Secretary of State of Delaware.

     3. Following the approval of the change in domicile and the name change from Spiderboy International, Inc. to "Charys Holding Company, Inc.," to ratify the approval of the Charys Holding Company, Inc. Employee Stock Incentive Plan for the Year 2004, adopted by the directors and shareholders of Charys Holding Company, Inc. on April 28, 2004, with a term until April 28, 2014, with 5,000,000 shares of common stock in the aggregate authorized for issuance under the Plan.

     4. Following the change in domicile and the name change from Spiderboy International, Inc. to "Charys Holding Company, Inc.," to ratify the approval of the Charys Holding Company, Inc. Non-Employee and Directors Stock Plan for the Year 2004, adopted by the directors and shareholders of Charys Holding Company, Inc. on April 28, 2004, with a term until April 28, 2014, with 4,000,000 shares of common stock in the aggregate authorized for issuance under the Plan.

     5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only shareholders of record at the close of business on April 30, 2004 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. A list of such shareholders will be available for inspection for at least 10 days prior to the meeting during normal business hours at our offices.

     Shareholders are cordially invited to attend the meeting in person. Those who do not plan to attend and who wish their shares voted are requested to sign, date, and mail promptly the enclosed proxy, for which a return envelope is provided.

                                    By Order of the Board of Directors,

                                    /s/ Billy V. Ray, Jr.

                                    Billy V. Ray, Jr.,
                                    President and Chief Executive Officer

                                 PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Spiderboy International, Inc., a Minnesota corporation, to be voted at a special meeting of shareholders to be held at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327 on June 25, 2004 at 10:00 a.m., Atlanta, Georgia time. The individuals named in the accompanying form of proxy are our president and one of our directors. A shareholder wishing to appoint some other person (who needs not be a shareholder of Spiderboy International, Inc.) to represent him at the meeting has the right to do so, either by inserting such person's name in the blank space provided in the form of proxy or by completing another form of proxy.

     Our principal executive office and mailing address is 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327. Our telephone number is (678) 443-2300, and our fax number is (678) 443-2320.

     Solicitation of proxies by mail is expected to commence on June 11, 2004, and the cost thereof will be borne by Spiderboy International, Inc. In addition to solicitation by mail, certain of our directors, officers and regular employees may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements will be made with some of our record shareholders, which are brokerage houses, custodians, nominees and other fiduciaries, to send proxy materials to their principals, and they will be reimbursed by us for postage and clerical expenses. We reserve the right, if deemed desirable or necessary, to retain a proxy solicitation firm or other third parties to deliver solicitation material to such brokerage houses, custodians, nominees and other fiduciaries for distribution by them to their principals and to assist us in collecting or soliciting proxies from them. The cost of these services, exclusive of out-of-pocket costs, is not expected to exceed $5,000.

     We will only deliver one proxy statement to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. We will promptly deliver a separate copy of this proxy statement and future shareholder communication documents to any shareholder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and future shareholder communication documents to any shareholder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our principal executive office.

     Shareholders may also address future requests regarding delivery of proxy statements and/or annual reports by contacting us at the address listed above.

     Shares represented by properly executed proxies will be voted as specified. If no specifications have been given in a proxy, the shares represented thereby will be voted FOR the approval of the execution of that certain Stock Purchase Agreement dated February 27, 2004, as amended and restated on May 25, 2004, by and between Janet Risher, Richard Schmidt, Spiderboy International, Inc., and Billy V. Ray, Jr. (Proposal 1), FOR the change of domicile (Proposal 2), FOR ratification of the approval of the Charys Holding Company, Inc. Employee Stock Incentive Plan for the Year 2004 (Proposal 3), FOR ratification of the approval of the Charys Holding Company, Inc. Non-Employee and Directors Stock Plan for the Year 2004 (Proposal 4), and, in the discretion of the persons named in the proxy, on any other business that may properly come before the meeting. A form of proxy will not be valid unless it is completed and delivered to our transfer agent, Fidelity Transfer Company, 1800 South West Temple, Salt Lake City, Utah 84115, not less than 48 hours (excluding Saturdays and holidays) before the meeting at which the person named therein purports to vote in respect thereof.

REVOCABILITY

     Proxies may be revoked at any time before the commencement of the meeting by delivering to the chairman of the meeting a written revocation or a duly executed proxy bearing a later date. For a period of at least 10 days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available for inspection by shareholders of record during ordinary business hours for proper purposes at our principal executive office.


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
DISSENTERS' RIGHT OF APPRAISAL

     Minnesota law provides for a right of a shareholder to dissent to the proposed merger as a result of the change of domicile and obtain appraisal of or payment for such shareholder's shares. See "Change of Domicile - Dissent Rights of Our Shareholders."

                                VOTING SECURITIES

     Shareholders of record at the close of business on April 30, 2004, are entitled to notice of and to vote at the meeting and at any adjournments thereof. On the record date, our authorized capital stock consisted of 50,000,000 shares of common stock, no par value per share, and 5,000,000 shares of preferred stock, no par value per share. Each share of our common stock is entitled to one vote, of which there were 48,627,775 shares issued and outstanding on the record date, fully paid and non-assessable. Billy V. Ray, Jr., our president and chief executive officer, has the right to vote 21,851,503 shares of our common stock, which shares represent 44.94 percent of our issued and outstanding common stock.

     Moreover, the holders of our Series A Preferred Stock have the right to vote on all matters submitted to vote of our shareholders. On all matters submitted to a vote of our shareholders, including, without limitation, the election of directors, a holder of shares of the Series A Preferred Stock is entitled to the number of votes on such matters equal to the number of shares of the Series A Preferred Stock held by such holder multiplied by 250. There were 1,000,000 shares of our Series A Preferred Stock issued and outstanding on the record date, fully paid and non-assessable. Consequently, the holders of our Series A Preferred Stock have the equivalent votes of 250,000,000 shares, which number exceeds our total authorized capital stock. Mr. Ray has the right to vote all of the Series A Preferred Stock.

     The quorum for the transaction of business at the meeting consists of shareholders present in person, or represented by proxy holding not less than a majority of the issued and outstanding shares of our common stock and preferred stock. If sufficient shares are not represented in person or by proxy at the meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitations of proxies by us. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the meeting in the manner set forth above.

     Under the Minnesota Statutes, a majority of the holders of our common stock and preferred stock will be required to approve the corporate actions proposed by us. Inasmuch as Mr. Ray has the right to vote all of our Series A Preferred Stock, he has voting rights equal to 250,000,000 shares of our common stock. The shares of our Series A Preferred Stock which Mr. Ray has the right to vote along with the shares of our common stock which Mr. Ray also has the right to vote ensure that the proposals described in this proxy statement will pass with or without the approval of our other shareholders.

     Under Minnesota law, abstentions are treated as present and entitled to vote and thus will be counted in determining whether a quorum is present and will have the effect of a vote against a matter. A broker non-vote (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power to vote on a particular matter) is counted for purposes of determining the existence of a quorum and will have no effect on the outcome of the vote on any of the proposals.

                      APPROVAL OF STOCK PURCHASE AGREEMENT
                                  (PROPOSAL 1)

     On February 27, 2004, we, and Janet Risher, Richard Schmidt, and Billy V. Ray, Jr. executed a Stock Purchase Agreement, whereby Ms. Risher and Mr. Schmidt agreed to sell all of their shares of common stock and preferred stock to Mr. Ray. The Stock Purchase Agreement was amended and restated on May 25, 2004. A copy of the Stock Purchase Agreement, as amended and restated, is attached to the special resolution described in Attachment A to this proxy statement. In
                                    ------------
connection with the Stock Purchase Agreement, we filed a Form 8-K with the Securities and Exchange Commission on March 10, 2004 announcing a change of control in Spiderboy


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
International, Inc. We filed an amended 8-K on June 1, 2004 with respect to the amendment to the Stock Purchase Agreement. The obligation to have shareholder approval results from an amendment to a Stock Purchase agreement between Mark N. Pardo, and Richard Mangiarelli and Richard Schmidt dated December 5, 2003, whereby Messrs. Mangirelli and Schmidt acquired control of Spiderboy International, Inc. in December 2003. A Form 8-K describing the transaction was filed with the SEC on December 12, 2003.

     At the closing of the Stock Purchase Agreement, Ms. Risher and Mr. Schmidt will sell to Mr. Ray 21,851,503 shares of the our common stock (the "Initial Common Shares") and 1,000,000 shares of our preferred stock (the "Initial Preferred Shares"). Mr. Ray will purchase the Initial Common Shares and the Initial Preferred Shares for the sum of $250,000 pursuant to a promissory note (the "Note"). The shares to be transferred to Mr. Ray and the Note shall contain a legend restricting the transfer thereof as required by the Securities Act of 1933, as amended (the "Securities Act"). Payment of the Note is secured by a Stock Pledge Agreement.

     Pursuant to the Stock Pledge Agreement Mr. Ray granted to Ms. Risher and Mr. Schmidt a security interest in the 21,851,503 shares of our common stock, and the 1,000,000 shares of our preferred stock to be acquired by Mr. Ray. The
Note is payable in installments with the first payment of $25,000 being due and payable on or before 30 days after the vote by our shareholders pursuant to this proxy statement, but in no event later than July 31, 2004. Thereafter, the Note shall be due and payable in nine monthly installments of $25,000.00 each, payable on the last day of each and every calendar month, beginning on August 31, 2004, and continuing regularly thereafter until the whole of said principal amount has been duly paid.

     Ms. Risher and Mr. Schmidt placed in escrow, pursuant to the terms of an Escrow Agreement (the "Escrow Agreement") the Initial Common Shares and the Initial Preferred Shares. The Escrowed Shares have been accompanied by stock powers duly executed by Ms. Risher and Mr. Schmidt in favor of Mr. Ray, which will be utilized to transfer the Escrowed Shares to Mr. Ray upon satisfaction of all of the terms of the Note, the Stock Pledge Agreement, the Escrow Agreement, the Consulting Agreements hereinafter described (collectively, the "Other Agreements") and the Stock Purchase Agreement. At the closing under the Stock Purchase Agreement and upon the payment in full of the Note, the Escrow Agent shall deliver the Initial Common Shares to Mr. Ray free and clear of all liens and encumbrances other than the legend required by the Securities Act. Upon completion and satisfaction of all of the terms of the Stock Purchase Agreement and the Other Agreements, the Escrow Agent shall deliver the Initial Preferred Shares to Mr. Ray free and clear of all liens and encumbrances other than the legend required by the Securities Act.

     So long as no event of default has occurred and remains uncured for the applicable grace period under the Stock Purchase Agreement, the Note, the Stock Pledge Agreement, and the Consulting Agreements, Mr. Ray shall have the right to vote all of the Escrowed Shares.

     All obligations of Ms. Risher and Mr. Schmidt under the Stock Purchase Agreement are subject to the fulfillment or waiver (where permissible) of certain conditions specified in the Stock Purchase Agreement. If Mr. Ray does not satisfy all of the conditions, then only for so long as any portion of the Note remains unpaid, Ms. Risher and Mr. Schmidt will have the option to terminate the Stock Purchase Agreement and have the Initial Common Shares returned to them (the "Common Shares Termination Option"). If Mr. Ray does not satisfy certain of the other conditions then for so long as either of the Subsequent Acquisitions described in Paragraph 3(d) of the Stock Purchase Agreement remain incomplete, Ms. Risher and Mr. Schmidt will have the option to terminate the Stock Purchase Agreement and have the Initial Preferred Shares returned to them (the "Preferred Shares Termination Option"). The condition specified in Paragraph 3(i) of the Stock Purchase Agreement shall only be a condition to Mr. Ray's right to the Additional Shares set forth in Paragraph 3(e) of the Stock Purchase Agreement.

     To exercise the Common Shares Termination Option or the Preferred Shares Termination Option, Ms. Risher and Mr. Schmidt shall provide Mr. Ray with written notice of election of the Common Shares Termination Option or the Preferred Shares Termination Option, as the case may be, within five business days of the date of Mr. Ray's failure to fulfill the applicable condition (the "Termination Option Notice Period"). In the event Ms. Risher and Mr. Schmidt fail to exercise the Common Shares Termination Option or the Preferred Shares Termination Option, as the case may be, within the Termination Option Notice Period, then the applicable condition precedent shall be deemed to have been waived.


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
     Further, if Ms. Risher and Mr. Schmidt elect to exercise the Common Shares Termination Option or the Preferred Shares Termination Option, as the case may be, and terminate the Stock Purchase Agreement, Mr. Ray will have the right to reacquire any assets conveyed to us after the date of the Stock Purchase Agreement and prior to the closing upon the assumption of any liabilities after the date of the Stock Purchase Agreement, whereupon Mr. Ray will transfer, assign, and convey to us any of the shares of our common stock and our preferred stock issued to Mr. Ray or any other party, other than Ms. Risher and Mr. Schmidt or the Consultants, hereinafter defined, after the date of the Stock Purchase Agreement, and all designees of Mr. Ray shall resign immediately as our officers and directors.

     Some of the conditions in the Stock Purchase Agreement are as follows:

- For so long as Mr. Ray owns the Initial Common Shares, Mr. Ray agrees to vote the Initial Common Shares (i) to not increase the number of directors to more than 11 members; and (ii) to elect or retain as directors Richard Mangiarelli and John Jordan for a period of three years from the date of the Stock Purchase Agreement.

- We must have acquired new business providing for $15,000,000 in annualized gross sales in the aggregate, with a pretax annualized profit of $500,000, within 240 days after the vote by our shareholders pursuant to this proxy statement, but in no event later than March 31, 2005.

     For the purposes of the Stock Purchase Agreement, the term "gross sales" shall mean all of our revenues from sales based upon all business conducted by us, whether such sales be evidenced by check, cash, credit, charge account, exchange or otherwise, and shall include, but not be limited to, the amounts received from the sale of goods, wares and merchandise, including sales of tangible property of every kind and nature, promotional or otherwise, and for services performed by us, together with the amount of all orders taken or received by us. Gross sales shall not include sales of merchandise for which cash has been refunded, provided that they shall have previously been included in gross sales. There shall be deducted from gross sales the price of merchandise returned by customers for exchange, provided that such returned merchandise shall have been previously included in gross sales, and provided that the sales price of merchandise delivered to the customer in exchange shall be included in gross sales.

     Gross sales shall not include the amount of any sales tax imposed by any governmental authority directly on sales and collected from customers, provided that the amount thereof is added to the selling price or absorbed therein, and actually paid by us to such governmental authority. Each charge or sale upon credit shall be treated as a sale for the full price in the month during which such charge or sale shall be made, irrespective of the time when we shall receive payment (whether full or partial) therefor.

     The measurement of gross sales shall be in accordance with generally accepted accounting principles as set forth in the opinions, statements and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, the Financial Accounting Standards Board and such other persons who shall be approved by a significant segment of the accounting profession and concurred in by the independent public accountants certifying any of our financial statements.

- In order to achieve the gross sales and debt or equity financing guidelines referred to in the Stock Purchase Agreement, Mr. Ray may cause us to issue no more than 155,372,225 additional shares of our common stock, including 22,372,225 shares of our common stock which may be issued to Mr. Ray, beginning on the day after the vote by our shareholders pursuant to this proxy statement to change our domicile, so that following the completion of the acquisition of such gross sales and the debt or equity funding contemplated thereunder, we will have no more than 204,000,000 shares of our common stock and 1,000,000 shares of our preferred stock issued and outstanding. In that regard, Mr. Ray may cause us to have shares of our common stock issued and outstanding as follows:


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
           DESCRIPTION OF STOCKHOLDER                 NUMBER OF SHARES
           --------------------------                 ----------------

     The Consultants . . . . . . . . . . .                  43,000,000
     The Purchaser (additional shares) . .                  22,372,225
     The Purchaser (Initial Common Shares)                  21,851,503
     Shares issued for Acquisitions. . . .                  53,000,000
     Shares issued for Funding . . . . . .                  37,000,000
     Existing Stockholders . . . . . . . .                  48,627,775
                                                      ----------------
     Total . . . . . . . . . . . . . . . .                 204,000,000
                                                      ================

     In order to carry out the intent of the Stock Purchase Agreement with respect to the issuance of shares of our common stock and our preferred stock, following the date thereof, we are obligated to amend our articles of incorporation to provide that we are authorized to issue 300,000,000 shares of our common stock and 5,000,000 shares of our preferred stock. In that regard, we have prepared this proxy statement for the purpose of soliciting proxies from our shareholders to approve the change in our capital structure, and the approval of this transaction in lieu of a previously authorized transaction for us to acquire Big Vault, Inc., a Delaware corporation.

     Any additional shares which may be issued to Mr. Ray under the Stock Purchase Agreement shall be for such consideration as our board of directors may determine, but not greater than the valuation assigned to such shares when issued. Any such shares may be issued to Mr. Ray in three equal increments, at the same time as shares are issued to the Consultants as described in the Stock Purchase Agreement.

- Following the date of the Stock Purchase Agreement, for a period of two years, we are required to timely file with the Securities and Exchange Commission all reports required under the Securities Exchange Act of 1934, as amended.

- Following the date of the Stock Purchase Agreement and the satisfaction of all of the terms of the Stock Purchase Agreement and the Other Agreements, we may issue any additional shares of our common stock up to 250,000,000 shares with approval by a majority of our board of directors. We may issue additional shares of our common stock in excess of 250,000,000 with the unanimous approval of our board of directors.

- We may implement a one for 10 reverse split of our common stock in connection with the change of our domicile from Minnesota to Delaware pursuant to a merger with Charys Holding Company, Inc. described in this proxy statement, whereby our current shareholders will be entitled to receive one share of the common stock of Charys Holding Company, Inc. for every 10 shares of our common stock held by our common shareholders (in effect, a one for 10 reverse split). In addition, the currently issued one share of common stock of Charys Holding Company, Inc. will be cancelled. As a result, following the merger, our current common shareholders will hold all of the issued and outstanding shares of the common stock of Charys Holding Company, Inc. No other reverse splits of our common stock or any other of our capital stock may be permitted within 36 months following the date of the Stock Purchase Agreement.

- Following the closing, we will sell 100 percent of the issued and outstanding shares of the capital stock of Spiderboy.com, Inc., our wholly-owned subsidiary, to Ms. Risher and Mr. Schmidt for $1,000, in cash.

     Before the closing, each of Ms. Risher and Mr. Schmidt and Paul Ferandell, John Jordan, Bruce Caldwell, Jimmy Villalobos, and Ash Mascarenhas (each of such other persons, which may include Ms. Risher and Mr. Schmidt if the context requires, being sometimes collectively referred to herein as the "Consultants") will enter into a consulting agreement with us (the "Consulting Agreement"), which will provide for payment in shares of our common stock following date of the Stock Purchase Agreement, as amended and restated, for services to be rendered to us by each of the Consultants. Each Consulting Agreement will be for general business consulting and cannot be canceled other than pursuant to the applicable terms thereof. One-third of the shares of our common stock to be issued under each Consulting Agreement will be registered securities pursuant to a registration statement on Form S-8 under the Securities Act to be filed by us with the Securities and Exchange Commission (the "S-8

Shares"). One-third of such shares of our common stock to be issued pursuant to a Consulting Agreement will be restricted in their resale under Rule 144 promulgated under the Securities Act ("Rule 144"), but possessing piggyback registration rights. The remaining one-third will be restricted in their resale under Rule 144 and will have no registration rights. Moreover, at no time will the number of shares of our common stock to be issued to a Consultant under a Consulting Agreement be in such an amount that following the issuance of such shares such Consultant will own more than 9.9 percent of the issued and outstanding shares of our common stock.

     Upon the later of July 1, 2004, or the vote of our shareholders to approve the change in our capital structure as provided in this proxy statement, we will issue 4,000,000 S-8 Shares to each of Janet Risher and Richard Schmidt and 333,333 S-8 Shares to each of Paul Ferandell, John Jordan, Bruce Caldwell, Jimmy Villalobos, and Ash Mascarenhas. Thereafter, as we increase our outstanding shares of common stock, we, within 15 days, will issue additional shares of our common stock to the Consultants on a pro-rata basis to the 204,000,000 referenced in Paragraph 3(e) of the Stock Purchase Agreement.

     In the discussion of the Stock Purchase Agreement, the references to stock ownership are before the reverse split of our common stock discussed elsewhere in this proxy statement. All of the shares subject to the Stock Purchase Agreement will be reversed on a one for 10 basis following the merger and change of domicile.

VOTE REQUIRED

     The special resolution with respect to the Stock Purchase Agreement will not be effective unless passed at the meeting by at least the majority of the votes cast by the holders of our common stock and preferred stock as a group. Unless individual shareholders specify otherwise, each returned proxy will be voted for approval of the Stock Purchase Agreement.

     Attachment A to this proxy statement contains the text of the special
     ------------
resolution with respect to the approval of the Stock Purchase Agreement to be submitted to the shareholders at the meeting.

     The holders of Series A Preferred Stock have the right to vote on all matters submitted to vote of our shareholders. A holder of shares of the Series A Preferred Stock is entitled to the number of votes on such matters equal to the number of shares of the Series A Preferred Stock held by such holder multiplied by 250.

     Our board of directors recommends that shareholders vote FOR the approval of the Stock Purchase Agreement, and, unless a shareholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointee named thereon intends so to vote. Upon the approval of the Stock Purchase Agreement, we will be bound by all of the obligations and benefits under the Stock Purchase Agreement.

                               CHANGE OF DOMICILE
                                  (PROPOSAL 2)

PLAN OF MERGER

     We are proposing to change our state of incorporation from Minnesota to Delaware by means of a merger permitted under the corporate statutes of both states. The merger will be between Spiderboy International, Inc., a Minnesota corporation, and Charys Holding Company, Inc., a Delaware corporation, organized by us for the specific purpose of the change of domicile. A copy of the special resolution authorizing the change of domicile to be voted on by our shareholders is attached as Attachment B to this proxy statement. The merger will be
               ------------
consummated pursuant to a Plan of Merger, a copy of which is attached as Attachment C to this proxy statement. Copies of the certificate of incorporation
------------
and bylaws, which will serve as our certificate of incorporation and bylaws following the change of domicile, are attached to the Plan of Merger. The Plan of Merger provides that Spiderboy International, Inc. will merge into Charys Holding Company, Inc. Following the merger, Charys Holding Company, Inc. will be the surviving entity.

     Charys Holding Company, Inc. is a newly formed corporation with one share of common stock issued and outstanding held by Billy V. Ray, Jr., our president, chief executive officer, and a director, and having the right to vote its only share, with only minimal capital and no other assets or liabilities. The terms of the merger provide that the current shareholders of Spiderboy International, Inc. will be entitled to receive one share of the common stock of Charys Holding Company, Inc. for every 10 shares of the common stock of Spiderboy International, Inc. held by the common shareholders of Spiderboy International, Inc. (in effect, a one for 10 reverse split). In addition, the currently issued one share of common stock of Charys Holding Company, Inc. will be cancelled. As a result, following the merger, the current common shareholders of Spiderboy International, Inc. will hold all of the issued and outstanding shares of the common stock of Charys Holding Company, Inc.

     Moreover, the holders of shares of the Series A Preferred Stock of Spiderboy shall be entitled to receive one share of the Series A Preferred Stock of Charys Holding Company, Inc. for every share of the Series A Preferred Stock of Spiderboy International, Inc. held by the preferred shareholders of Spiderboy International, Inc. As a result, following the merger, the current preferred shareholders of Spiderboy International, Inc., with the same 250 to one voting rights as possessed by the holder of Spiderboy International, Inc. Series A Preferred Stock, will hold all of the issued and outstanding shares of the preferred stock of Charys Holding Company, Inc.

     The change of domicile will not interrupt the existence of Spiderboy International, Inc. Each share of our common stock will remain issued and outstanding as one-tenth of a share of the common stock of Charys Holding Company, Inc. after the change of domicile from Minnesota to Delaware, and each share of our preferred stock will remain issued and outstanding as one share of the preferred stock of Charys Holding Company, Inc. after the change of domicile from Minnesota to Delaware. For a summary of certain of the rights of shareholders of Spiderboy International, Inc. before and after the change of domicile, see "Change of Domicile - Effect of the Change of Domicile on Shareholder Rights."

     We chose the State of Delaware to be our domicile because Delaware has a modern and flexible corporate code. In particular, we believe that the various indemnity and exculpatory provisions of the Delaware General Corporation Law will help us attract and retain competent directors at a time when the escalating risks and resultant costs of director liability have made it increasingly difficult for corporations to find and retain competent directors. In addition, the State of Delaware has an active bar which is continually assessing and recommending improvements to its corporate law, and the substantial body of settled case law under its corporate code adds greater certainty in assessing risks associated with conducting business.

     Officers and Directors. Our board of directors currently consists of nine members, Billy V. Ray, Jr., Richard Mangiarelli, John Jordan, Alec McLarty, Neil
L. Underwood, David S. Gergacz, Gisle Larsen, Michael Oyster, and Dennis C. Hayes. Upon the change of domicile, our board of directors will consist of the same individuals who are also the directors of Charys Holding Company, Inc. Additionally, immediately following the change of domicile, our officers will be Billy V. Ray, Jr., president and chief executive officer, Richard Mangiarelli, chairman of the board of directors, Ben Holcomb, chief operating officer, and Raymond J. Smith, chief financial officer. See "Management - Executive Officers and Directors" for more information concerning our officers and directors. Following the change in our domicile from Minnesota to Delaware, our board will be classified, or staggered with the directors serving one to three year terms. Messrs. Ray, Mangiarelli and Jordan will be Class C directors and each will serve a three year term. Messrs. McLarty, Underwood and Gergacz will be Class B directors and each will serve a two year term. Messrs. Larsen, Oyster and Hayes will be Class A directors and each will serve a one year term.

     Exchange of Share Certificates. As soon as practicable on or after the change of domicile, our shareholders of record immediately prior to the change of domicile will be sent detailed instructions concerning the procedures to be followed for submission of certificates representing our common stock to our transfer agent, together with a form of transmittal letter to be sent to the transfer agent at the time such certificates are submitted. We will handle internally the exchange and transfer of the shares of our preferred stock.

     After the change of domicile, the transfer agent will deliver to any holder who has previously submitted a duly completed and executed transmittal letter and a certificate representing the common stock, a certificate issued by us representing the number of shares of our common stock as a Delaware corporation into which such shares of the common stock were converted.

     After the change of domicile but before a certificate representing common stock or preferred stock is surrendered, certificates representing common stock and preferred stock will represent the number of shares of our common stock and preferred stock as a Delaware corporation into which such common stock and preferred stock were converted pursuant to the terms of the change of domicile. Our transfer agent will deliver certificates representing the appropriate amount and type of our common stock in accordance with the shareholder's instructions for transfer or exchange. We will deliver certificates representing the appropriate amount and type of our preferred stock in accordance with the shareholder's instructions for transfer or exchange.

     Failure by a shareholder to return appropriate transmittal letters or to surrender certificates representing common stock and preferred stock will not affect such person's rights as a shareholder, as such shareholder's certificates representing common stock and preferred stock following the change of domicile will represent the number of shares of our common stock and preferred stock as a Minnesota corporation into which such common stock and preferred stock were converted pursuant to the terms of the merger and change of domicile, and will present no material consequences to us.

CONDITIONS TO THE CHANGE OF DOMICILE; SHAREHOLDER APPROVALS

     The change of domicile is subject to, among other things:

- The approval by our shareholders of the special resolution authorizing the change of domicile (a copy of which is attached as Attachment B to this
                                                        ------------
     proxy statement) by the affirmative vote of a majority of our common stock and preferred stock voting in person or by proxy at the meeting or any adjournments thereof;

- The filing of a Certificate of Merger with the Secretary of State of Delaware; and

-    The filing of Articles of Merger with the Secretary of State of Minnesota.

     Notwithstanding the requisite shareholder approvals of the change of domicile, our board of directors has reserved the right to terminate or abandon the change of domicile without further shareholder approval if the board determines that the consummation of the change of domicile would be inadvisable or not in our best interests or our shareholders, or if all of the respective conditions to consummation of the change of domicile have not occurred within a reasonable period of time.

FILING OF CERTIFICATE AND ARTICLES OF MERGER

     The change of domicile is subject to filing of a Certificate of Merger with the Secretary of State of Delaware pursuant to the Delaware General Corporation Law and Articles of Merger with the Secretary of State of Minnesota pursuant to the Minnesota Statutes. If the special resolution is passed by the requisite number of holders of the shares of our common stock and our preferred stock, we intend to file the Certificate of Merger and the Articles of Merger.

Under the Delaware General Corporation Law and the Minnesota Statutes, when the merger takes effect:

- Every other entity that is a constituent entity (in our case, Spiderboy International, Inc., a Minnesota corporation) merges into the surviving entity (Charys Holding Company, Inc.) and the separate existence of every entity except the surviving entity ceases;

- The title to all real estate and other property owned by each merging constituent entity is vested in the surviving entity without reversion or impairment;

- The surviving entity has all of the liabilities of each other constituent entity;

- A proceeding pending against any constituent entity may be continued as if the merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;

- The certificate of incorporation of the surviving entity is amended to the extent provided in the plan of merger; and

- The shareholders' interests of each constituent entity that are to be converted into shareholders' interests, obligations or other securities of the surviving or any other entity or into cash or other property are converted, and the former holders of the shareholders' interests are entitled only to the rights provided in the Articles of Merger or any created pursuant to Chapter 302A.471 of the Minnesota Statutes dealing with dissenter's rights.

- Following the merger, Charys Holding Company, Inc. will be bound by all of the terms of the Stock Purchase Agreement.

     Resales of Our Common Stock. Pursuant to Rule 145 under the Securities Act, due to the merger of Spiderboy International, Inc. with Charys Holding Company, Inc., the exchange of our shares of common stock and preferred stock in the Minnesota corporation for shares of the common stock and preferred stock of the Delaware corporation is exempt from registration under the Securities Act, since the sole purpose of the transaction is a change of our domicile within the United States. The effect of the exemption is that the shares of our common stock issuable in the change of domicile may be resold by the former shareholders without restriction to the same extent that such shares may have been sold before the change of domicile. Our shares of preferred stock are and will continue to be restricted in their transfer.

     Accounting for the Transaction. Upon consummation of the change of domicile, the historical financial statements of the Minnesota corporation will become the historical financial statements of the Delaware corporation. Total shareholders' equity will be unchanged as a result of the change of domicile.

PRINCIPAL REASONS FOR THE CHANGE OF DOMICILE

     We have chosen to change our state of incorporation in order to take advantage of several features of Delaware corporate law which are expected to help us to facilitate our corporate actions.

- Delaware corporate law is flexible, very well written and constantly updated. Delaware has a capable judiciary that is used to dealing with corporate law cases and is relatively fast; and there are numerous court precedents. This gives management and investors and their counsel confidence.

- Delaware's large body of business laws helps a company plan carefully to avoid a lawsuit. Legal textbooks rely heavily upon Delaware corporate case law to teach law students because of the well written opinions from the Delaware Judiciary, so most American corporate attorneys have studied Delaware corporate law.

- There is no corporate income tax for corporations incorporated in Delaware but not transacting business in the state. At the present time, we do not anticipate conducting operations in Delaware.

- Delaware maintains a separate corporate law court system, called the Delaware Court of Chancery that does not use juries, but only uses judges appointed for their knowledge of corporate law. Given the litigious society in which we operate, we feel that could be of value to us, in the event of lawsuits.

- Shareholders, directors, and officers of the corporation need not be residents of Delaware.

- Shares of stock owned by persons outside of Delaware are not subject to Delaware taxes.

- We believe that the various indemnity and exculpatory provisions of the Delaware General Corporation Law will help us attract and retain competent directors at a time when the escalating risks and resultant costs of director liability have made it increasingly difficult for corporations to find and retain competent directors.

EFFECT OF CHANGE OF DOMICILE ON SHAREHOLDER RIGHTS

     On the effective date of the merger resulting in our change of domicile, Spiderboy International, Inc. will be deemed to be incorporated under the Delaware General Corporation Law with our new name of Charys Holding Company, Inc. Consequently, we will be governed by the certificate of incorporation and bylaws filed with the Certificate of Merger. The following summary describes the material consequences of the change of domicile to our shareholders, in addition to the differences in state law described above in "Change of Domicile - Principal Reasons for the Change of Domicile." This summary does not purport to be exhaustive and is qualified in its entirety by reference to our current articles of incorporation and bylaws, and the proposed new certificate of incorporation and bylaws. The texts of the proposed certificate of incorporation and bylaws are included in this proxy statement as attachments to the Plan of Merger described in Attachment C. A copy of our current articles of
                    ------------
incorporation, bylaws, the Minnesota Statutes, and the Delaware General Corporation Law will be available for reference by the shareholders of Spiderboy International, Inc. or their legal advisers at our registered office.

     Under our proposed certificate of incorporation, the total number of shares of capital stock that Spiderboy International, Inc. will have the authority to issue is 305,000,000, consisting of 300 million shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001per share. Under our current articles of incorporation, Spiderboy International, Inc. has the authority to issue only 50,000,000 shares of common stock, no par value per share, and 5,000,000 shares of preferred stock, par value $0.01 per share.

     Common Stock. Currently, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders, including the election of directors. Following the change of domicile, the holders of our common stock will have the same voting rights. Also, our shareholders do not have and will not have cumulative voting rights. Subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of the liquidation, dissolution, or winding up of Charys Holding Company, Inc., the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our shareholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding. Currently, the holders of our common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking fund provisions applicable to our common stock. The same provisions will apply to our shares of common stock in Charys Holding Company, Inc.

     Preferred Stock. Following the change of domicile, in accordance with the Delaware General Corporation Law, our board of directors will have the authority to fix the number of shares of preferred stock and the designations, preferences, powers and relative, participating, optional or other special rights and the qualifications or restrictions on such rights. The preferences, powers, rights and restrictions of different series of our preferred stock may vary with respect to dividend rates, amounts payable on liquidation, voting rights, conversion rights, redemption provisions, sinking fund provisions, purchase funds, and other matters. The holders of our preferred stock will have no preemptive or cumulative voting rights. These are the same rights with respect to the preferred stock of Spiderboy International, Inc.

     Before the change of domicile, the board of directors of Charys Holding Company, Inc. has filed with the State of Delaware a Certificate of Designation Establishing Series of preferred stock, a copy of which is attached as Attachment D. The provisions with respect to the preferred stock in Charys
------------
Holding Company, Inc. are identical to the designations of preferred stock in Spiderboy International, Inc. The certificate established Series A Preferred Stock, and describes the powers, preferences and rights, and the qualifications, limitations and restrictions of our Series A Preferred Stock following the change of domicile.

     Authorization of Issuance of Additional Shares. Following the change of domicile, we will be authorized to issue additional shares of our common stock and preferred stock. However, we do not plan to issue any additional shares of our Series A Preferred Stock. We may issue additional shares of our common stock pursuant to the Stock Purchase Agreement. See the discussion under "Proposal 1."

     The authorization of additional common stock and preferred stock could have a number of effects on our shareholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The increase could have an anti-takeover effect, in that the additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of Charys Holding Company, Inc. more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of Charys Holding Company, Inc.

     The proposed change in our capital structure is not being made by us in response to any known accumulation of shares or threatened takeover, except as may be permitted under the Stock Purchase Agreement. The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a shareholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of additional shares of our common stock would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of our common stock, the potential realizable value of a shareholder's investment could be adversely affected.

     Shareholder Consent in Lieu of Meeting. Under the Minnesota Statutes shareholder action may be taken without a meeting if all of the shareholders entitled to vote on that action execute a consent. Minnesota law grants this power even if a company's articles of incorporation do not contain a specific provision authorizing such conduct. Under the Delaware General Corporation Law, shareholder action may be taken without a meeting if shareholders holding the requisite voting power execute a consent. Delaware law provides for less than unanimous consent, even if the certificate does not contain the power. Our proposed certificate of incorporation provides that our shareholders may take action if shareholders holding the requisite voting power execute a consent in lieu of a meeting.

CERTAIN PROVISIONS OF OUR PROPOSED ARTICLES OF INCORPORATION AND BYLAWS

     General. Provisions of our proposed certificate of incorporation and bylaws concern matters of corporate governance and the rights of our shareholders, such as the ability of our board of directors to issue shares of our common and preferred stock and to set the voting rights, preferences, and other terms of our preferred stock without further shareholder action. These provisions could also delay or frustrate the removal of incumbent directors or the assumption of control of our board of directors by our shareholders, and may be deemed to discourage takeover attempts, mergers, tender offers, or proxy contests not first approved by our board of directors, which some shareholders may deem not to be in their best interests. Essentially, the rights contained in our current articles of incorporation and bylaws are the same as those contained in our proposed certificate of incorporation and bylaws, except with respect to the provisions for a staggered board of directors.

     Board of Directors. The business and affairs of Charys Holding Company, Inc. will continue to be managed under the direction of our board of directors, which currently consists of nine members. Following the change in domicile, our board of directors will be classified, or staggered. In a classified or staggered board, directors are typically elected in two or more classes, serving terms of one year or greater. Following the change in our domicile from Minnesota to Delaware, our board will be classified, or staggered with the directors serving one to three year terms. Messrs. Ray, Mangiarelli and Jordan will be Class 3 directors and each will serve a three year term. Messrs. McLarty, Underwood and Gergacz will be Class 2 directors and each will serve a two year term. Messrs. Larsen, Oyster and Hayes will be Class 1 directors and each will serve a one year term. By staggering the election of directors, we hope to maintain a certain level of continuity and skill in our management.

     The implementation of a staggered board is not made by us in response to any known or threatened takeover attempt. However, a staggered board may be deemed to have an anti-takeover effect in that it would require anyone seeking to control Charys Holding Company, Inc. to wait at least one year to gain control of the board. Similarly, the staggered board could have the effect of making it more difficult to remove our current management by requiring the voting shareholders to win two or more elections far apart in time rather than a one-time vote.

     The number of members on our board of directors is fixed by, and may be increased or decreased from time to time by, the affirmative vote of a majority of the members at any time constituting our board of directors.

     Newly created directorships resulting from any increase in the number of directors and any vacancies on our board of directors resulting from death, resignation, disqualification, removal or other causes shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term for which the new directorship was created or the vacancy occurred and until the director's successor shall have been elected and qualified or until his earlier death, resignation, or removal. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director. Our board of directors may not have less than one member. There is no limit on the maximum size of our board. However, the Stock Purchase Agreement limits the size of our board to 11 members for so long as Mr. Ray owns the Initial Common Shares described in the Stock Purchase Agreement.

     Whenever the holders of any class or series of our capital stock are entitled to elect one or more directors under any resolution or resolutions of our board of directors designating a series of our preferred stock, vacancies and newly created directorships of a class or series may be filled by a majority of the directors then in office elected by the applicable class or series, by a sole remaining director so elected, or by the written consent, or the affirmative vote of a majority of the outstanding shares of the class or series entitled to elect the directors.

     Any director may be removed from office only by the affirmative vote of the holders of a majority of the combined voting power of our then outstanding shares of capital stock entitled to vote at a meeting of shareholders called for that purpose, voting together as a single class.

     Meetings of Shareholders. Our new certificate of incorporation will provide that a special meeting of our shareholders may only be called by:

-    Our president;

- The holders of at least 10 percent of the outstanding shares of our capital stock entitled to vote at the proposed special meeting; or

-    Our board of directors by means of a duly adopted resolution.

     Special shareholder meetings may not be called by any other person or in any other manner. Our new bylaws provide that only those matters set forth in the notice of the special meeting may be considered or acted upon at the special meeting.

     Limitation of Liability. Our new certificate of incorporation will provide that any director or officer shall not be personally liable to Charys Holding Company, Inc. or its shareholders for damages as a result of any act or failure to act in his capacity as a director or officer, unless:

- It is proven that his act or failure to act constituted a breach of his fiduciary duties and involved intentional misconduct, fraud, or a knowing violation of law; or

- Such person is a director liable under Section 174 of the Delaware General Corporation Law for the payment of an improper distribution by Charys Holding Company, Inc. to its shareholders.

     Indemnification. Our new certificate of incorporation will provide that Charys Holding Company, Inc. shall indemnify anyone who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by Charys Holding Company, Inc. or in its right, by reason of the fact that he is or was a director, officer, employee, or agent of Charys Holding Company, Inc., or is or was serving at Charys Holding Company, Inc.'s request as a director, officer employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if:

- The liability did not result from any act or failure to act which constituted a breach of that person's fiduciary duties in his capacity as a director or officer, and involved intentional misconduct, fraud, or a knowing violation of law; or

- The person acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, our best interests, and with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful.

     Further, our new certificate of incorporation will permit Charys Holding Company, Inc. to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by Charys Holding Company, Inc. or in its right, to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of Charys Holding Company, Inc., or is or was serving at our request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with defense or settlement of the action or suit, if:

- The liability did not result from any act or failure to act which constituted a breach of that person's fiduciary duties in his capacity as a director or officer, and involved intentional misconduct, fraud or a knowing violation of law; or

- The person acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, our best interests.

     However, Charys Holding Company, Inc. will be prohibited from indemnifying any person with respect to any action, suit, or proceeding by a court of competent jurisdiction, if he has been finally adjudged to be liable to Charys Holding Company, Inc., unless, and only to the extent that, the court of competent jurisdiction determines upon application that the person is fairly and reasonably entitled to indemnification in view of all the circumstances of the case.

     Our new bylaws will contain similar indemnification and limitation of liability provisions. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling Charys Holding Company, Inc. under the indemnification provisions, or otherwise, Charys Holding Company, Inc. is aware that, in the opinion of the SEC, the indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

     Amendment of Bylaws. Under our new certificate of incorporation, our bylaws may be amended by our board of directors or by the affirmative vote of the holders of at least a majority of the combined voting power of the outstanding shares of our capital stock then outstanding and entitled to vote, voting together as a single class.

     Reverse Split of Our Common Stock. One of the effects of the change of domicile will be a one for 10 reverse split of the shares of our common stock for the purpose of increasing the market price of our common stock.

     Our board of directors believes that the higher share price that might initially result from the reverse stock split could help generate interest in Charys Holding Company, Inc. among investors and thereby assist us in raising future capital to fund our operations or make acquisitions.

     Shareholders should note that the effect of the reverse split upon the market price for our common stock cannot be accurately predicted. In particular, there is no assurance that prices for shares of our common stock after a reverse split will be 10 times greater than the price for shares of our common stock immediately prior to the reverse split. Furthermore, there can be no assurance that the market price of our common stock immediately after a reverse split will be maintained for any period of time. Moreover, because some investors may view the reverse split negatively, there can be no assurance that the reverse split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse split will either exceed or remain in excess of the current market price.

EFFECT OF THE REVERSE SPLIT

     The reverse split will not affect the registration of our common stock under the Exchange Act, nor will it change our periodic reporting and other obligations thereunder.

     The voting and other rights of the holders of our common stock would not be affected by the reverse split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 0.5 percent of the voting power of the outstanding shares of our common stock immediately prior to the effective time of the reverse split would continue to hold 0.5 percent of the voting power of the outstanding shares of our common stock after the reverse split. The number of shareholders of record would not be affected by the reverse split (except to the extent that any shareholder holds only a fractional share interest and receives cash for such interest).

     The number of shares of our common stock issued and outstanding would be reduced following the effective time of the reverse split in accordance with the following formula: every 10 shares of our common stock owned by a shareholder in Spiderboy International, Inc. will automatically be changed into and become one new share of our common stock in Charys Holding Company, Inc.

     The number of authorized, issued and outstanding shares of our common stock effectively will be decreased significantly by the reverse split of our common stock. For example, based on the 48,627,775 shares of our common stock outstanding on the record date, a one for 10 reverse split would have the effect of decreasing the number of outstanding shares of our common stock from 48,627,775 to 4,862,777 shares. This may have the effect of increasing the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock. The effective increase in the number of authorized, issued and outstanding shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our certificate of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by our board of directors.

     The reverse split will affect all shares of our common stock described in the Stock Purchase Agreement discussed in Proposal 1 of this proxy statement. However, the reverse split will not affect the shares of our common stock described in the stock plans discussed in Proposal 3 and Proposal 4 of this proxy statement, inasmuch as the reverse split only affects the shares of Spiderboy International, Inc. before the merger and change of domicile and not the shares of Charys Holding Company, Inc. All of the shares described in the two plans are shares of Charys Holding Company, Inc.

     We currently have no intention of going private, and this proposed reverse stock split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 under the Exchange Act. Moreover, the proposed reverse stock split does not increase the risk of us becoming a private company in the future. We will continue to be subject to the periodic reporting requirements of the Exchange Act following the reverse split of our common stock.

CASH PAYMENT IN LIEU OF FRACTIONAL SHARES

     In lieu of any fractional shares to which a holder of our common stock would otherwise be entitled as a result of the reverse split, we shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the our common stock on the OTCBB during regular trading hours for the five trading days immediately preceding the effectiveness of the reverse split.

EFFECTIVE DATE

     The proposed reverse split will become effective on the date of filing of the Certificate of Merger and the Articles of Merger with the Secretary of State of Delaware and Minnesota, respectively. Except with respect to fractional shares, on such date, all shares of our common stock that were issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the shareholders, converted into new shares of the common stock of Charys Holding Company, Inc. in accordance with the one for 10 exchange ratio as set forth in this Proposal 2.

DISSENT RIGHTS OF OUR SHAREHOLDERS

     Under Minnesota law, our shareholders are entitled, after complying with certain requirements of Minnesota law, to dissent to the approval of the merger, pursuant to Sections 302A.471 and 302A.473 of the

Minnesota Statutes, and to be paid the "fair value" of their shares of Spiderboy International, Inc. in cash by complying with the procedures set forth in Sections 302A.471 and 302A.473 of the Minnesota Statues. Set forth below is a summary of the procedures relating to the exercise of dissenters' rights by our shareholders. This summary does not purport to be a complete statement of the provisions of Sections 302A.471 and 302A.473 of the Minnesota Statues and is qualified in its entirety by reference to such provisions, which are attached as Attachment E to this proxy statement.
------------

     After the effective date of the merger, we will deliver a written dissenters' notice to each of our shareholders of record. The dissenters' notice must contain:

- The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

- Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

- A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

- A copy of Sections 302A.471 and 302A.473 of the Minnesota Statues and a brief description of the procedures to be followed under those Sections.

     Any Spiderboy International, Inc. shareholder who did not consent to the merger and filed with us before the vote on the proposed action a written notice of intent to demand the fair value of his shares can exercise his dissenters' rights by making written demand on us and by depositing certificated shares or complying with any restrictions on transfer of uncertificated shares, within 30 days after the mailing of the dissenters' notice, for payment of the fair value of his shares of our common stock.

     Any shareholder failing to make demand within the 30-day period will be bound by the merger and will lose his right to be paid the fair value of his shares. Within 60 days after receipt of a demand for payment, we will either:

- Remit to each dissenting shareholder who has complied with subdivisions 3 and 4 of Section 302A. 473 of the Minnesota Statutes the amount we estimate to be the fair value of the shares, plus interest, accompanied by (i) our closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the change in domicile, together with the latest available interim financial statements; (ii) an estimate by us of the fair value of the shares and a brief description of the method used to reach the estimate; and (iii) a copy of Sections 302A.471 and 302A.473 of the Minnesota Statues, and a brief description of the procedure to be followed in demanding supplemental payment; or

- Withhold the remittance described in the preceding paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4 of Section 302A.473 of the Minnesota Statutes, we shall forward to the dissenter the materials described in the preceding paragraph, a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction.

     The dissenter may decline the offer and demand payment under subdivision 6 of Section 301A.473. Failure to do so within 30 days after we mail the remittance notice entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 of Section 302A. 473 of the Minnesota Statutes apply.

     If we are unable to agree upon the fair value of any shareholder's shares of Spiderboy International, Inc. within 60 days of receiving the demand from the shareholder, we will file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition will be filed in Minneapolis, Hennepin County, Minnesota, the county in which our registered office is located. The fair value of the shares as determined by the court will be binding on all shareholders, wherever located.

VOTE REQUIRED

     The special resolution relating to the change of domicile will not be effective unless passed at the meeting by at least the majority of the votes cast by the holders of our common stock and preferred stock as a group. Unless individual shareholders specify otherwise, each returned proxy will be voted for the change of domicile.

     Attachment B to this proxy statement contains the text of the special
     ------------
resolution with respect to the change of domicile to be submitted to the shareholders at the meeting.

     The holders of Series A Preferred Stock have the right to vote on all matters submitted to vote of our shareholders. A holder of shares of the Series A Preferred Stock is entitled to the number of votes on such matters equal to the number of shares of the Series A Preferred Stock held by such holder multiplied by 250.

     Our board of directors recommends that shareholders vote FOR the change of domicile, and, unless a shareholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointee named thereon intends so to vote.

         RATIFICATION OF EMPLOYEE STOCK INCENTIVE PLAN FOR THE YEAR 2004
                                  (PROPOSAL 3)

     Our shareholders are being asked to ratify the Charys Holding Company, Inc. Employee Stock Incentive Plan for the Year 2004 (the "2004 Employee Plan"), which was adopted by the board of directors and shareholders of Charys Holding Company, Inc. on April 28, 2004. As a result of the merger and change of domicile, we will succeed to all of the obligations and benefits under the 2004 Employee Plan.

     As of the record date no shares of common stock have been issued under the 2004 Employee Plan.

     The following is a summary of the principal features of the 2004 Employee Plan. A copy of the 2004 Employee Plan is attached to this proxy statement as Attachment F. Any shareholder who wishes to obtain a copy of the 2004 Employee
------------
Plan may also do so upon written request to our corporate secretary at our principal executive offices in Atlanta, Georgia.

PURPOSE OF THE 2004 EMPLOYEE PLAN

     The purpose of the 2004 Employee Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Charys Holding Company, Inc., and our subsidiaries, by offering them an opportunity to participate in our future performance through awards of options, restricted stock and stock bonuses.

     The 2004 Employee Plan will be administered by the compensation committee of the board of directors.

     Number of Shares Available. Subject to Paragraph 4.1 of the 2004 Employee Plan, the total aggregate number of shares of our common stock reserved and available for grant and issuance pursuant to the 2004 Employee Plan will be 5,000,000, following the reverse split of our shares, plus shares of our common stock that are subject to:

- Issuance upon exercise of an option but cease to be subject to such option for any reason other than exercise of such option;

- An award granted but forfeited or repurchased by Charys Holding Company, Inc. at the original issue price; and

- An award that otherwise terminates without shares of our common stock being issued.

     At all times, Charys Holding Company, Inc. shall reserve and keep available a sufficient number of shares of our common stock as shall be required to satisfy the requirements of all outstanding options granted under the 2004 Employee Plan and all other outstanding but unvested awards granted under the 2004 Employee Plan.

     Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of Charys Holding Company, Inc. without consideration, then the number of shares of our common stock reserved for issuance under the 2004 Employee Plan, the exercise prices of and number of shares of our common stock subject to outstanding options, and the number of shares of our common stock subject to other outstanding awards will be proportionately adjusted, subject to any required action by our board or the shareholders of Charys Holding Company, Inc. and compliance with applicable securities laws; provided, however, that fractions of a share will not be issued but will either be replaced by a cash payment equal to the fair market value of such fraction of a share or will be rounded up to the nearest whole share, as determined by the committee.

ELIGIBILITY

     Incentive Stock Options and Awards may be granted only to employees (including, officers and directors who are also employees) of Charys Holding Company, Inc. or of a parent or subsidiary of Charys Holding Company, Inc.

DISCRETIONARY OPTION GRANT PROGRAM

     The committee may grant options to eligible persons and will determine whether such options will be Incentive Stock Options ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of shares of our common stock subject to the option, the exercise price of the option, the period during which the option may be exercised, and all other terms and conditions of the option, subject to the following.

     Form of Option Grant. Each option granted under the 2004 Employee Plan will be evidenced by an Award Agreement that will expressly identify the option as an ISO or an NQSO (the "Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each participant) as the committee may from time to time approve, and which will comply with and be subject to the terms and conditions of the 2004 Employee Plan.

     Date of Grant. The date of grant of an option will be the date on which the committee makes the determination to grant such option, unless otherwise specified by the committee. The Option Agreement and a copy of the 2004 Employee Plan will be delivered to the participant within a reasonable time after the granting of the option.

     Exercise Period. Options may be exercisable within the times or upon the events determined by the committee as set forth in the Stock Option Agreement governing such option; provided, however, that no option will be exercisable after the expiration of 10 years from the date the option is granted. For further restrictions on the Exercise Periods, please refer to Paragraph 2 of the 2004 Employee Plan.

     Exercise Price. The exercise price of an option will be determined by the committee when the option is granted and may be not less than 85 percent of the fair market value of the shares of our common stock on the date of grant; provided that the exercise price of any ISO granted to a Ten Percent Shareholder as defined in the 2004 Employee Plan will not be less than 110 percent of the fair market value of the shares of our common stock on the date of grant. Payment for the shares of our common stock purchased may be made in accordance with Paragraph 2 of the 2004 Employee Plan.

     Method of Exercise. Options may be exercised only by delivery to Charys Holding Company, Inc. of a written stock option exercise agreement (the "Notice and Agreement of Exercise") in a form approved by the committee, together with payment in full of the exercise price for the number of shares of our common stock being purchased.

     Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an option will always be subject to the following:

- Upon an Employee's Retirement, Disability (as those terms are defined in the 2004 Employee Plan) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for Cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

- At least six months from the date of termination if termination was caused by death or disability.

- At least 30 days from the date of termination if termination was caused by other than death or disability.

- Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2 of the 2004 Employee Plan,
     (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     Limitations on Exercise. The committee may specify a reasonable minimum number of shares of our common stock that may be purchased on any exercise of an option, provided that such minimum number will not prevent the participant from exercising the option for the full number of shares of our common stock for which it is then exercisable. Subject to the provisions of Paragraph 2 of the 2004 Employee Plan, the Employee has the right to exercise his Stock Options at the rate of at least 33-1/3 percent per year over three years from the date the Stock Option is granted.

     Limitations on ISO. The aggregate fair market value (determined as of the date of grant) of shares of our common stock with respect to which ISO are exercisable for the first time by a participant during any calendar year (under the 2004 Employee Plan or under any other ISO plan of Charys Holding Company, Inc., or the parent or any subsidiary of Charys Holding Company, Inc.) will not exceed $100,000.00. In the event that the Internal Revenue Code or the regulations promulgated thereunder are amended after the effective date of the 2004 Employee Plan to provide for a different limit on the fair market value of shares of our common stock permitted to be subject to ISO, such different limit will be automatically incorporated in the 2004 Employee Plan and will apply to any options granted after the effective date of such amendment.

     Modification, Extension or Renewal. The committee may modify or amend any Award under the 2004 Employee Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

SHAREHOLDER RIGHTS AND OPTION TRANSFERABILITY

     Awards granted under the 2004 Employee Plan, including any interest, will not be transferable or assignable by the participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.

GENERAL PROVISIONS

     Adoption and Shareholder Approval. The 2004 Employee Plan became effective on April 28, 2004, the date it was adopted by the board of directors and shareholders of Charys Holding Company, Inc. (the "effective date"). The 2004 Employee Plan must be approved by the shareholders of Charys Holding Company, Inc. within 12 months before or after the date of adoption and the committee may grant Awards pursuant to the 2004 Employee Plan upon the effective date.

     Term of 2004 Employee Plan/Governing Law. Unless earlier terminated as provided, the 2004 Employee Plan will terminate 10 years from the date of adoption, or, if earlier, the date of shareholder approval. The 2004 Employee Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

     Amendment or Termination of the 2004 Plan. Our board of directors may at any time terminate or amend the 2004 Employee Plan including to preserve or come within any exemption from liability under Section 16(b) of the Exchange Act, as it may deem proper and in our best interest without further approval of our shareholders, provided that, to the extent required under Delaware law or to qualify transactions under the 2004 Employee Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to the 2004 Employee Plan shall be adopted without further approval of our shareholders and, provided, further, that if and to the extent required for the 2004 Employee Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to the 2004 Employee Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of our common stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate the 2004 Employee Plan at any time by a vote of a majority of the members thereof.

AWARD OF STOCK BONUSES

     Award of Stock Bonuses. A Stock Bonus is an award of shares of our common stock (which may consist of Restricted Stock) for extraordinary services rendered to Charys Holding Company, Inc. or any parent or subsidiary of Charys Holding Company, Inc. Each Award under the 2004 Employee Plan shall consist of a grant of shares of our common stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the committee shall determine (the "Restriction Period"). The committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2 of the 2004 Employee Plan or, following a Change of Control, upon termination of an Employee's employment by us without "Cause" or by the Employee for "Good Reason," as those terms are defined in the 2004 Employee Plan.

     Terms of Stock Bonuses. Upon receipt of an Award of shares of our common stock under the 2004 Employee Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a shareholder with respect to such shares, subject to the terms and conditions of the 2004 Employee Plan and the Award.

FEDERAL TAX CONSEQUENCES

     Option Grants. Options granted under the 2004 Employee Plan may be either ISO which satisfy the requirements of Section 422 of the Code or NQSOs which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as discussed below.

     Incentive Stock Options. The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the exercise of an ISO (if the holding period rules set forth below are satisfied) will give rise to income includable by the optionee in his alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the shares acquired on the date of the exercise of the option over the exercise price. The optionee will also recognize taxable income in the year in which the exercised shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. In addition, the optionee must be an employee of Charys Holding Company, Inc. or a qualified subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option (special rules apply in the case of the death of the optionee).

     Upon a qualifying disposition, the optionee will recognize long-term capital gain or loss in an amount equal to the difference between (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the lesser of the fair market value of those shares on the exercise date or the sale date and (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

     If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date or the sale date, if less, over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Nonqualified Stock Options. No taxable income is recognized by an optionee upon the grant of a NQSO. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the NQSO are unvested and subject to repurchase, at the exercise price paid per share, by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapse and all subsequent appreciation in the shares generally would be eligible for capital gains treatment.

     We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised NQSO. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

     Direct Stock Issuance. With respect to the receipt of a stock award not subject to restriction, the participant would have ordinary income, at the time of receipt, in an amount equal to the difference between the fair market value of the stock received at such time and the amount, if any, paid by the holder for the stock award.

     With respect to the receipt of a stock award that is subject to restrictions, or certain repurchase rights of Charys Holding Company, Inc., unless the recipient of such stock award makes an "83(b) election" (as discussed below), there generally will be no tax consequences as a result of such a stock award until the shares are no longer subject to a substantial risk of forfeiture or are transferable (free of such risk). We intend that, generally, when the restrictions are lifted, the holder will recognize ordinary income, and we will be entitled to a deduction, equal to the difference between the fair market value of the shares at such time and the amount, if any, paid by the holder for the stock. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of such shares. In general terms, if a holder makes an "83(b) election" (under Section 83(b) of the Code) upon the award of a stock award subject to restrictions (or certain repurchase rights of Charys Holding Company, Inc.), the holder will recognize ordinary income on the date of the award of the stock award, and we will be entitled to a deduction, equal to (i) the fair market value of such stock as though the stock were (A) not subject to a substantial risk of forfeiture or (B) transferable, minus (ii) the amount, if any, paid for the stock award. If an "83(b) election" is made, there will generally be no tax consequences to the holder upon the lifting of restrictions, and all subsequent appreciation in the stock award generally would be eligible for capital gains treatment.

ACCOUNTING TREATMENT

     Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to our earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be amortized against our earnings over the period that the option shares or issued shares are to vest.

     Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant generally will not result in any charge to our earnings, but Charys Holding Company, Inc., in accordance with Generally Accepted Accounting Principals, must disclose, in pro-forma statements to our financial statements, the impact those option grants would have upon our reported earnings (losses) were the value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining our earnings per share on a fully diluted basis.

     Should one or more optionee be granted stock appreciation rights that have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to our earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our stock present in person or represented by proxy at the meeting is required to approve the 2004 Employee Plan.

     The holders of Series A Preferred Stock have the right to vote on all matters submitted to vote of our shareholders. On all matters submitted to a vote of our shareholders, including, without limitation, the election of directors, a holder of shares of the Series A Preferred Stock is entitled to the number of votes on such matters equal to the number of shares of the Series A Preferred Stock held by such holder multiplied by 250.

     Our board of directors recommends that shareholders vote FOR the ratification of the 2004 Employee Plan, and, unless a shareholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend so to vote.

   RATIFICATION OF NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN
                                FOR THE YEAR 2004
                                  (PROPOSAL 4)

     Our shareholders are being asked to ratify the Charys Holding Company, Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 (the "2004 Non-Employee Plan"), which was adopted by the board of directors and shareholders of Charys Holding Company, Inc. on April 28, 2004.

     As of the record date no shares of common stock have been issued under the 2004 Non-Employee Plan.

     The following is a summary of the principal features of the 2004 Non-Employee Plan. A copy of the 2004 Non-Employee Plan is attached to this proxy statement as Attachment G. Any shareholder who wishes to obtain a copy of
                   ------------
the 2004 Non-Employee Plan may also do so upon written request to our corporate secretary at our principal executive offices in Atlanta, Georgia.

PURPOSE OF THE 2004 NON-EMPLOYEE PLAN

     The purposes of the 2004 Non-Employee Plan are to enable Charys Holding Company, Inc., to promote our interests and those of our shareholders by attracting and retaining non-employee directors and consultants capable of furthering our future success and by aligning their economic interests more closely with our shareholders, by paying their retainer or fees in the form of shares of our common stock.

     The 2004 Non Employee Plan will be administered by the compensation committee of our board of directors.

     Number of Shares Available. Subject to Paragraph 12 of the 2004 Non-Employee Plan, the total aggregate number of shares of our common stock reserved and available for grant and issuance pursuant to the 2004 Non-Employee Plan will be 4,000,000, following the reverse split of our shares.

     Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of Charys Holding Company, Inc. without consideration, then the number of shares of our common stock reserved for issuance under the 2004 Non-Employee Plan, the exercise prices of and number of shares of our common stock subject to outstanding stock retainers will be proportionately adjusted, subject to any required action by our board or the shareholders of Charys Holding Company, Inc. and compliance with applicable securities laws; provided, however, that fractions of a share will not be issued but will either be replaced by a cash payment equal to the fair market value of such fraction of a share or will be rounded up to the nearest whole share, as determined by the committee.

ELIGIBILITY

     Stock Retainers may be granted only to advisors and consultants of Charys Holding Company, Inc. or of a parent or subsidiary of Charys Holding Company, Inc., provided such advisors and consultants render bona fide services not in connection with the offer and sale of securities in a capital raising transaction.

PAYMENT IN FORM OF STOCK RETAINERS

     Form of Stock Retainers. Each credit of shares of our common stock pursuant to the 2004 Non-Employee Plan shall be evidenced by a written agreement duly executed and delivered by or on our behalf and a participant, if such an agreement is required by us to assure compliance with all applicable laws and regulations.

     Grants of Shares. Commencing on the Effective Date, the amount of compensation for service to advisors or consultants shall be payable in shares of our common stock pursuant to the plan at the deemed issuance price of $4.00 per share.

     Termination. The board may terminate the 2004 Non-Employee Plan at any time by a vote of a majority of the members thereof.

     Restrictions on Transfer. Each Stock Retainer granted under the 2004 Non-Employee Plan shall be transferable only by will or the laws of descent and distribution. No interest of any employee under the plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Retainer granted under the 2004 Non-Employee Plan shall be exercisable during an employee's lifetime only by the employee or by the employee's legal representative.

GENERAL PROVISIONS

     Adoption and Shareholder Approval. The 2004 Non-Employee Plan must be approved by a majority of the outstanding securities entitled to vote within 12 months before or after the 2004 Non-Employee Plan is adopted or the date the agreement is entered into. Any securities purchased before security holder approval is obtained must be rescinded if security holder approval is not obtained within 12 months before or after the 2004 Non-Employee Plan is adopted or the agreement is entered into. Such securities shall not be counted in determining whether such approval is obtained.

     Term of 2004 Non-Employee Plan/Governing Law. The 2004 Non-Employee Plan was adopted by the board and shareholders of Charys Holding Company, Inc. effective April 28, 2004, and shall expire on April 28, 2014. The 2004 Non-Employee Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

     Amendment of the 2004 Non-Employee Plan. The Board may from time to time make such amendments to the 2004 Non- Employee Plan, including to preserve or come within any exemption from liability under Section 16(b) of the Exchange Act, as it may deem proper and in our best interest without further approval of our shareholders, provided that, to the extent required under Delaware law or to qualify transactions under the 2004 Non-Employee Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to the 2004 Non-Employee Plan shall be adopted without further approval of our shareholders and, provided, further, that if and to the extent required for the 2004 Non-Employee Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to the 2004 Non-Employee Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of our common stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

FEDERAL TAX CONSEQUENCES

     With respect to the receipt of a stock award not subject to restriction, the participant would have ordinary income, at the time of receipt, in an amount equal to the difference between the fair market value of the stock received at such time and the amount, if any, paid by the holder for the stock award.

ACCOUNTING TREATMENT

     Any option grants made to non-employee consultants (but not non-employee board members) will result in a direct charge to our reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly be adjusted to reflect the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares. Should any outstanding options under the 2004 Non-Employee Plan be repriced, then that repricing will also trigger a direct charge to our reported earnings measured by the appreciation in the value of the underlying shares between the grant of the repriced option and the date the repriced option is exercised for those shares or terminates unexercised.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our stock present in person or represented by proxy at the meeting is required to approve the 2004 Non-Employee Plan.

     The holders of Series A Preferred Stock have the right to vote on all matters submitted to vote of our shareholders. On all matters submitted to a vote of our shareholders, including, without limitation, the election of directors, a holder of shares of the Series A Preferred Stock is entitled to the number of votes on such matters equal to the number of shares of the Series A Preferred Stock held by such holder multiplied by 250.

     Our board of directors recommends that shareholders vote FOR the ratification of the 2004 Non-Employee Plan, and, unless a shareholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend so to vote.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

     The following table sets forth information concerning the directors and executive officers of Spiderboy International, Inc. as of the date of this proxy statement:

       NAME          AGE           POSITION          DIRECTOR SINCE
-------------------  ----  ------------------------  --------------

Billy V. Ray, Jr.      46  President, Chief                    2004
                           Executive Officer,
                           Secretary, and Director
Richard Mangiarelli    60  Chairman of the Board of            2004
                           Directors
Ben Holcomb            52  Chief Operating Officer              N/A
Raymond J. Smith       51  Chief Financial Officer              N/A
John Jordan            65  Director                            2004
Neil L. Underwood      34  Director                            2004
David S. Gergacz       55  Director                            2004
Michael Oyster         47  Director                            2004
Gisle Larsen           46  Director                            2004
Dennis C. Hayes        54  Director                            2004
Alec McLarty           59  Director                            2004

     Our executive officers are elected annually by our board of directors. There are no family relationships among our directors and executive officers. See "Certain Provisions of Our Articles of Incorporation and Bylaws" for the manner of election and term of office of our directors.

     We may employ additional management personnel as our board or directors deems necessary. Spiderboy International, Inc. has not identified or reached an agreement or understanding with any other individuals to serve in management positions. We do not anticipate any difficulty in employing qualified staff.

     The individuals listed above occupy the same positions with Charys Holding Company, Inc.

     A description of the business experience during the past several years for each of the directors and executive officers of Spiderboy International, Inc. is set forth below.

     Billy V. Ray, Jr. has served as our president since December 2003. From October 2001 until November 2003 he served as chief financial officer of Patton Management Group, Inc. From December 2000 until October 2001, Mr. Ray was executive vice president of mergers and acquisitions for Bracknell Corporation, Inc. From January 1997 to December 2000, he was chairman, chief executive officer, chief financial officer, and consultant of Able Telcom Holding Corporation, Inc., a publicly traded company. From 1995 to 1997, he was the president and founder of Ten-Ray Utility Construction, Inc., a utility construction company, which operated primarily in Colorado, Oklahoma and Washington, DC, as a contractor and consultant on cost-plus projects for Alcatel North America and Lockheed Information Systems. Mr. Ray also served from 1990 to 1992 as a member of the board of directors and as a member of the Audit Committee and the Insurance and Profit Sharing Plan Committee of Dycom Industries, Inc., a New York Stock Exchange publicly traded company. Mr. Ray has been a certified public accountant since 1982. From September 2003 until the present, Mr. Ray has served as chief executive officer of Flagship Holdings, Inc. a single purpose corporation organized to function as an Insurance Holding Company. From January 2004 until the present, Mr. Ray has served as vice president of Realm National Insurance Company and currently serves on the board of directors of Realm National Insurance Company. Mr. Ray will spend approximately 80 percent of his time on our business. The remainder of his time will be spent on the business of Realm.

     Richard Mangiarelli was appointed to the board of directors of ARS Networks, Inc., a publicly-traded company, in February 2003. He has served as president, chief executive officer and director of Cybertel Communications Corporation, a publicly-traded company, since 1996. Previously, Mr. Mangiarelli served as president and director of United States Alternate Energy Corporation, a publicly-traded company, and as president and director of Dynasty Resources, a publicly-traded company. Mr. Mangiarelli received a bachelor's degree from the University of Connecticut and a Masters degree in Business Administration from Pepperdine University. Prior to entering business, Mr. Mangiarelli served in the United States Marine Corps. While in the Marine Corps he attended and graduated from the Amphibious Warfare Course, Staff and Command College and the Naval War College. Mr. Mangiarelli served as a platoon commander, company commander, battalion commander, regimental commander, and retired from the Marine Corps with the rank of colonel.

     John Jordan, in 1959, founded the Jordan Companies, a group of privately held, diversified companies engaged in energy related engineering, manufacturing and marketing activities, defense and aerospace consulting and international negotiations and representation. He has served as chief executive officer and president of these companies for over 20 years. Mr. Jordan is a graduate of Stanford University, the Marine Corps Command and Staff College, the National Defense University-Industrial College of the Armed Force program, the Naval War College, and served as an officer in both the United States Air Force and the United States Marine Corps.

     Ben Holcomb, since March 1999, has been an independent consultant to 14 venture capital backed start-ups. In this capacity he has served as chairman and chief executive officer of Avana Communications, Inc., a publicly traded company and vice president of sales and marketing for BroadCloud Communication, Inc., an enterprise software company. Before beginning his own consulting business, Mr. Holcomb worked for 12 years with BellSouth's domestic and international wireless operations. Domestically, Mr. Holcomb spent almost 10 years with BellSouth's wireless division, initially known as American Cellular Communications, as vice president of finance and administration, when the company was a Jackson, Mississippi based wireless carrier. ACC was acquired by BellSouth, a publicly traded company, in 1989. After BellSouth moved the company to Atlanta, Mr. Holcomb was named president of this division which grew to include nationwide distribution. Over the eight years before his move to wireless industry, Mr. Holcomb worked with Holiday Inns, Inc., a publicly traded company, in Memphis, Tennessee. His last position with that company was chief financial officer of the international division. After graduating from college, Mr. Holcomb began his career in public accounting. He worked with, what is now, Deloitte and Touche for 4-1/2 years. Mr. Holcomb is a graduate of The University of Tennessee and maintains his CPA certificate in that state. From February to December 2003, Mr. Holcomb served on the board of directors of Nucentrix, Inc., a publicly-traded company, as the designated financial expert.

     Raymond J Smith has been a financial consultant since 2000. From 1997 to 2000, Mr. Smith was chief financial officer for Professional Sports Car Racing, Inc. in Tampa, Florida. From 1993 until 1997, he was chief financial officer for Winter Brook Beverage Group, Inc. in Seattle, Washington. From 1985 until 1993, he was vice president - finance for National Beverage Corp., a publicly traded company, in Ft. Lauderdale, Florida. From 1979 until 1985, he was the controller of Burnup & Sims, Inc., a publicly traded company, in Ft. Lauderdale, Florida. Mr. Smith has a BS - Accounting from Philadelphia University and an MBA-Finance from Temple University.

     Neil L. Underwood received his Bachelors of Science in Industrial Engineering and in Computer Science from the Georgia Institute of Technology. Mr. Underwood currently serves as vice president of sales for S1 Corporation, a publicly traded company. While working at S1, Mr. Underwood continues to develop Underwood Ventures, LLC, a 10 year-old real-estate holding company focusing on commercial and residential real-estate in the

Atlanta market. Before S1, Mr. Underwood launched the Americas division of Brokat Technologies, a publicly traded company and a $200 million financial services software supplier. Mr. Underwood is a certified cash manager. Mr. Underwood serves on the board of Allied Bancshares, a publicly traded company. From 1999 until 2001, he was chief operating officer of BROKAT Americas, a publicly traded company. Mr. Underwood is an honors graduate of Georgia Institute of Technology, with a Bachelor of Industrial Engineering.

     David S. Gergacz has more than 30 years of experience in the communications, computer hardware and software industries. He has held a number of senior executive positions that include chairman and chief executive officer of Brite Voice Systems (now Intervoice - Brite), chief executive officer of Cincinnati Bell Telephone, chief executive officer of Rogers Cantel, Canada's largest wireless communications company, vice chairman of Unitel, (now AT&T Canada), chief executive officer of Boston Technology (now Comverse), chief operating officer and president of Network Systems at Sprint. Mr. Gergacz also held management positions at Bell Laboratories, AT&T and the former NYNEX, (now Verizon).

     Michael Oyster has more than 25 years of experience in the communications, computer hardware and software industries. He has significant experience in marketing, product line management and development, and sales leadership. He has held a number of executive positions that include executive vice president and chief operating officer of Fusion International, president of Fusion Telecom USA, president Local Services of Network Plus Inc., executive vice president marketing and operations of Network Plus Inc., vice president and general manager of Teleport Communications Group, managing director wholesale markets of AT&T, division manager of AT&T Business Services, and national sales director of AT&T Business Communications Group.

     Gisle Larsen is the director of business development at n-Tel Communications Ltd., Dubai, United Arab Emirates. Mr. Larsen has 15 years of executive management level experience within the IT and telecommunications industries including two years as chief executive officer for iOnosphere Asia & Middle East Ltd, a company developing a regional telecom solutions presence in Asia, Africa and the Middle East. Prior to that assignment, Mr. Larsen served for four years with Telenor International AS (director of international markets (1996-1998) and director of business development (1998-2000) during which time he was responsible for the establishment of wholesale telecom businesses in nine countries. Before this he worked with IBM, a publicly traded company and with BEST Decision Support Ltd., which he co-founded. Mr. Larsen has an MBA from the Norwegian School of Management.

     Dennis C. Hayes founded and continues to provide leadership for an Internet industry trade association, which works closely with congress, the FCC and other parts of government to protect the interests of the Internet industry through legislative initiatives and advocacy. Mr. Hayes is the former chairman, president and chief executive officer of Hayes Microcomputer Products, Inc., which he founded, grew and provided executive leadership from a start up to a global company reaching revenues in excess of $240 million annually, with more than 1,500 employees.

     H. Alec McLarty has served in various capacities from chief operating officer to chairman of the board of three major textile companies, manufacturing socks and pantyhose. He entered the telecom industry in 1987 and founded his first telecommunications company that was subsequently sold to a large public company. Mr. McLarty has founded several other telecom companies and served as chief executive officer and chairman of each. The last was a joint venture with Telenor (the telephone company in Norway) as the majority shareholder. This venture established offices in Atlanta, New York, Los Angeles and Miami for domestic operations while establishing international companies with offices in Oslo, Luxembourg, London, Rome, Karachi, Hong Kong, and Kuala Lumpur. During the last 10 years, Mr. McLarty served as a director of several public companies, with responsibilities ranging from chairman of the board to chairman of the audit committee to chairman of the compensation committee. From 1998 until 2001, he was chief executive officer of Clarion Resources Communications Corp. From 1999 until 2002, he was a director of Abel Telecom Holding Inc., a publicly trades company.

                            FEDERAL TAX CONSEQUENCES

     The following is a discussion of certain federal income tax considerations that may be relevant to holders of our stock who receive stock of Charys Holding Company, Inc. as a result of the proposed change of domicile. No state, local, or foreign tax consequences are addressed herein.

     This discussion does not address the state, local, federal or foreign income tax consequences of the change of domicile that may be relevant to particular shareholders, such as dealers in securities, or our shareholders who exercise dissenters' rights. In view of the varying nature of such tax considerations, each shareholder is urged to consult his own tax adviser as to the specific tax consequences of the proposed change of domicile, including the applicability of federal, state, local, or foreign tax laws.

     Change of Domicile. Subject to the limitations, qualifications and exceptions described herein, and assuming the change of domicile qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following federal income tax consequences generally should result:

- No gain or loss should be recognized by the shareholders of Spiderboy International, Inc. upon conversion of their common stock into common stock of the Delaware company pursuant to the change of domicile;

- The aggregate tax basis of the stock received by each shareholder of Spiderboy International, Inc. in the change of domicile should be equal to the aggregate tax basis of our stock converted in exchange therefor;

- The holding period of our stock received by each shareholder of Spiderboy International, Inc. in the change of domicile should include the period during which the shareholder held his stock converted therefor, provided such stock is held by the shareholder as a capital asset on the effective date of the change of domicile; and

- Spiderboy International, Inc. should not recognize gain or loss for federal income tax purposes as a result of the change of domicile.

     Spiderboy International, Inc. has not requested a ruling from the Internal Revenue Service with respect to the federal income tax consequences of the change of domicile under the Code. We expect to receive an opinion from our legal counsel, Glast, Phillips & Murray, P.C., substantially to the effect that the change of domicile should qualify as a reorganization within the meaning of
Section 368(a) of the Code. The tax opinion will neither bind the IRS nor preclude it from asserting a contrary position, and will be subject to certain assumptions and qualifications, including representations made by us. We believe the change of domicile will constitute a tax-free reorganization under
Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of our corporation.

     Federal Income Tax Consequences of the Reverse Split. We will not recognize any gain or loss as a result of the reverse split.

     The following description of the material federal income tax consequences of the reverse split to our common shareholders is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the reverse split may vary significantly as to each common shareholder, depending upon the jurisdiction in which such shareholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

     In general, the federal income tax consequences of the reverse split will vary among shareholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of our common stock in exchange for their old shares of our common stock. We believe that the likely federal income tax effects of the reverse split will be that a shareholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. With respect to a reverse split, such a shareholder's basis in the reduced number of shares of our common stock will equal the shareholder's basis in its old shares of our common stock. A shareholder who receives cash in lieu of a fractional share as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such shareholder, depending on that shareholder's particular facts and circumstances. Generally, a shareholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the shareholder's basis in the fractional share. In the aggregate, such a shareholder's basis in the reduced number of shares of our common stock will equal the shareholder's basis in its old shares of our common stock decreased by the basis allocated to the fractional share for which such shareholder is entitled to receive cash, and the holding period of the post-effective reverse split shares received will include the holding period of the pre-effective reverse split shares exchanged.

                             PRINCIPAL SHAREHOLDERS

     The following table presents information regarding the beneficial ownership of all shares of our common stock and our preferred stock as of the record date by, before taking into account the effect of the one for 10 reverse split described in this proxy statement:

- Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

- Each person who beneficially owns shares of our outstanding preferred stock;

-    Each of our directors;

-    Each of our named executive officers; and

-    All directors and officers as a group.

                                                        COMMON STOCK      PREFERRED STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                 BENEFICIALLY       BENEFICIALLY
---------------------------------------                   OWNED(2)            OWNED(2)
                                                    -------------------  ------------------
                                                      NUMBER    PERCENT   NUMBER    PERCENT
                                                    ----------  -------  ---------  -------
Billy V. Ray, Jr. (3). . . . . . . . . . . . . . .  21,851,503    44.94  1,000,000      100
Richard Mangiarelli (4). . . . . . . . . . . . . .         -0-      -0-        -0-      -0-
Ben Holcomb. . . . . . . . . . . . . . . . . . . .         -0-      -0-        -0-      -0-
Raymond J. Smith . . . . . . . . . . . . . . . . .         -0-      -0-        -0-      -0-
John Jordan. . . . . . . . . . . . . . . . . . . .         -0-      -0-        -0-      -0-
Neil L. Underwood. . . . . . . . . . . . . . . . .         -0-      -0-        -0-      -0-
Dave Gergacz . . . . . . . . . . . . . . . . . . .         -0-      -0-        -0-      -0-
Mike Oyster. . . . . . . . . . . . . . . . . . . .         -0-      -0-        -0-      -0-
Gisle Larsen . . . . . . . . . . . . . . . . . . .         -0-      -0-        -0-      -0-
Dennis C. Hayes. . . . . . . . . . . . . . . . . .         -0-      -0-        -0-      -0-
Alec McLarty . . . . . . . . . . . . . . . . . . .         -0-      -0-        -0-      -0-
                                                    ----------  -------  ---------  -------
All directors and officers as a group (11 persons)  21,851,503    44.94  1,000,000      100
                                                    ==========  =======  =========  =======

_______________
(1) Unless otherwise indicated, the address for each of these shareholders is c/o Spiderboy International, Inc., 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to his shares of our common stock beneficially owned.
(2)  Beneficial ownership is determined in accordance with the rules of the SEC.
(3) Pursuant to the Stock Purchase Agreement filed with the SEC as an exhibit to our Form 8-K on March 10, 2004, Mr. Ray has the right to acquire an additional 22,372,225 shares of our common stock. Although Mr. Ray will not formally own the shares of our common stock and preferred stock described above, he has the right to vote such shares. See Proposal 1 and "Certain Relationships and Related Transactions."


                                       28

(4) The wife of Mr. Mangiarelli, Janet Risher, has the right to acquire 4,000,000 shares of our common stock under Consulting Agreements under the Stock Purchase Agreement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     See the discussion contained in Proposal 1 relating to the approval of the Stock Purchase Agreement.

     Following the execution of the Stock Purchase Agreement, Mr. Ray was elected a director and our chief executive officer and president.

CHANGE OF CONTROL

     Because of the voting rights granted to Mr. Ray in the Stock Purchase Agreement, there was a change in control.

     There are no arrangements, known to us, including any pledge by any person of securities of the registrant, the operation of which may at a subsequent date result in a change in control.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent shareholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to us, we believe that, during the period from May 1, 2003 through April 30, 2004, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10 percent beneficial owners were met in a timely manner.

         FORM 10-KSB ANNUAL REPORT AND QUARTERLY REPORTS ON FORM 10-QSB

     Our Annual Report on Form 10-KSB for the year ended April 30, 2003, and Financial Information from our Quarterly Reports for the Periods Ended July 31, 2003, October 31, 2003, and January 31, 2004 are incorporated herein by reference.

    EXHIBITS TO ANNUAL AND QUARTERLY REPORTS AND COPIES OF QUARTERLY REPORTS

     WE HAVE FURNISHED OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED APRIL 30, 2003, WHICH INCLUDED LISTS BRIEFLY DESCRIBING ALL THE EXHIBITS NOT CONTAINED THEREIN. WE WILL FURNISH COPIES OF OUR QUARTERLY REPORTS FOR THE PERIODS ENDED JULY 31, 2003, OCTOBER 31, 2003, AND JANUARY 31, 2004, WHICH INCLUDED LISTS BRIEFLY DESCRIBING ALL THE EXHIBITS NOT CONTAINED THEREIN. WE WILL FURNISH THE QUARTERLY REPORTS AND ANY EXHIBIT TO THE FORM 10-KSB AND THE QUARTERLY REPORTS UPON THE PAYMENT OF A SPECIFIED REASONABLE FEE WHICH FEE SHALL BE LIMITED TO OUR REASONABLE EXPENSES IN FURNISHING ANY SUCH REPORT OR EXHIBIT. ANY REQUEST SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY AT 1117 PERIMETER CENTER WEST, SUITE N415, ATLANTA, GEORGIA 30327.

                                  OTHER MATTERS

     Our board of directors is not aware of any matter to be presented for action at the meeting other than the matters set forth in this proxy statement. Should any other matter requiring a vote of the shareholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of Spiderboy International, Inc. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

          SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders must be received by us by June 30, 2004 to be considered for inclusion in the proxy statement and form of proxy relating to the 2004 meeting.

                                    By Order of the Board of Directors,

                                    /s/  Billy V. Ray, Jr.

                                    Billy V. Ray, Jr.,
                                    President and Chief Executive Officer

                          SPIDERBOY INTERNATIONAL, INC.
                     1117 PERIMETER CENTER WEST, SUITE N415
                             ATLANTA, GEORGIA 30327

                                      PROXY

     THIS PROXY IS SOLICITED BY THE MANAGEMENT OF SPIDERBOY INTERNATIONAL, INC. (THE "COMPANY") FOR A SPECIAL MEETING OF ITS SHAREHOLDERS (THE "MEETING") TO BE HELD ON JUNE 25, 2004.

     The undersigned hereby appoints Billy V. Ray, Jr., the President and Chief Executive Officer of the Company, or failing him, Richard Mangiarelli, a director of the Company, or instead of either of the foregoing, (insert name) _______________________________, as nominee of the undersigned, with full power of substitution, to attend and vote on behalf of the undersigned at the Meeting to be held at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327 on June 25, 2004 at 10:00 a.m., Atlanta, Georgia time, and at any adjournments thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

1.  Vote FOR [ ] AGAINST [ ] the resolution to approve the  4.  Vote FOR [ ] AGAINST [ ] the resolution to ratify the Non-
    Stock Purchase Agreement dated February 27, 2004,           Employee Directors and Consultants Retainer Stock Plan
    as amended on May 25, 2004.                                 for the Year 2004.

2.  Vote FOR [ ] AGAINST [ ] the resolution to approve the  5.  Upon any other matter that properly becomes before the
    change in domicile from Minnesota to Delaware.              meeting.

3.  Vote FOR [ ] AGAINST [ ] the resolution to ratify the
    Employee Stock Incentive Plan for the Year 2004.

THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

Dated  __________________,  2004.


_______________________________________
Signature of Shareholder


_______________________________________
Printed Name of Shareholder

     A PROXY WILL NOT BE VALID UNLESS THE FORM OF PROXY IS DATED, DULY EXECUTED AND DELIVERED TO THE OFFICE OF FIDELITY TRANSFER COMPANY, 1800 SOUTH WEST TEMPLE, SALT LAKE CITY, UTAH 84115, NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE MEETING AT WHICH THE PERSON NAMED THEREIN PURPORTS TO VOTE IN RESPECT THEREOF.

     Joint owners should each sign the proxy. When the proxy is signed by a corporation either its common seal must be affixed to the proxy or it should be signed by the corporation under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the proxy.

     THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH T`HE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT AND WHERE A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON IS SPECIFIED, THE SHARES WILL BE VOTED ON ANY BALLOT IN ACCORDANCE WITH SUCH SPECIFICATION.




____________________________________________________

____________________________________________________

____________________________________________________
(Please advise the Company of any change of address)

                                  ATTACHMENT A
              SPECIAL RESOLUTION APPROVING STOCK PURCHASE AGREEMENT

                SPECIAL RESOLUTION APPROVING AMENDED AND RESTATED
                            STOCK PURCHASE AGREEMENT


     WHEREAS, it is in the best interests of the Company to approve the Stock Purchase Agreement by and between the Company and Janet Risher, Richard Schmidt, and Billy V. Ray, Jr., executed February 27, 2004, as amended and restated on May 25, 2004, in the form attached hereto as Exhibit A;
                                                      ----------

     NOW, THEREFORE, IT IS RESOLVED, that the Directors of the Company be, and they hereby are, authorized and directed to take whatever steps which may be necessary to carry out the terms of the Amended and Restated Stock Purchase Agreement approved herein.

                                                                       Exhibit A

                              AMENDED AND RESTATED
                            STOCK PURCHASE AGREEMENT


     THIS AMENDED AND RESTATED AGREEMENT is made this 25th day of May, 2004, by and between JANET RISHER and RICHARD SCHMIDT (collectively, the "Sellers") SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company"), and BILLY V. RAY, JR. (the "Purchaser").

     WHEREAS, on February 27, 2004, the Sellers, the Company, and the Purchaser executed that certain Stock Purchase Agreement; and

     WHEREAS, the parties desire to amend and restate the Stock Purchase Agreement as hereinafter provided; and

     WHEREAS,  the  Sellers  are  stockholders  of  the  Company;  and

     WHEREAS, the Sellers desire to sell to the Purchaser 21,851,503 shares of the common stock of the Company, no par value per share (the "Company Common Stock") and 1,000,000 shares of the preferred stock of the Company, no par value per share (the "Company Preferred Stock"); and

     WHEREAS, the Purchaser desires to purchase the Company Common Stock and the Company Preferred Stock from the Sellers as hereinafter provided;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto agree as follows:

     1.   Purchase  of Stock.  At the closing of this Agreement (the "Closing"),
          ------------------
upon the terms and conditions set forth in this Agreement, free and clear of all liens and encumbrances, except as otherwise may be permitted hereunder, the Sellers shall sell, transfer, assign, and deliver to the Purchaser 21,851,503 shares of the Company Common Stock (the "Initial Common Shares") and 1,000,000 shares of the Company Preferred Stock (the "Initial Preferred Shares"), and the Purchaser, upon the basis of the covenants, warranties and representations of the Sellers set forth herein, shall purchase from the Sellers the Initial Common Shares and the Initial Preferred Shares for the sum of $250,000 pursuant to that certain promissory in the form attached hereto as Attachment A (the "Note").
                                                      ------------
The shares to be transferred to the Purchaser and the Note shall contain a legend restricting the transfer thereof as required by the Securities Act of 1933, as amended (the "Securities Act"). Payment of the Note is secured by that certain Stock Pledge Agreement in the form attached hereto as Attachment B (the
                                                               ------------
"Stock  Pledge  Agreement").

     2.   Escrow.  Upon  the date hereof, the Sellers have placed in escrow with
          ------
Norman T. Reynolds, Esq. (the "Escrow Agent"), pursuant to the terms of that certain Escrow Agreement attached hereto as Attachment C (the "Escrow
                                                  -------------
Agreement") the Initial Common Shares and the Initial Preferred Shares (sometimes hereinafter collectively referred to as the "Escrowed Shares"). The Escrowed Shares have been accompanied by stock powers duly executed by the Sellers in favor of the Purchaser in the form attached hereto as Attachment D,
                                                                   ------------
which will be utilized to transfer the Escrowed Shares to the Purchaser upon satisfaction of all of the terms of the Note, the Stock Pledge Agreement, the Escrow Agreement, the Consulting Agreements hereinafter described (collectively, the "Other Agreements") and this Agreement. At the Closing hereunder and upon the payment in full of the Note the Escrow Agent shall deliver the Initial Common Shares to the Purchaser free and clear of all liens and encumbrances other than the legend required by the Securities Act. Upon completion and satisfaction of all of the terms hereof and the Other Agreements, the Escrow Agent shall deliver the Initial Preferred Shares to the Purchaser free and clear of all liens and encumbrances other than the legend required by the Securities Act.

     3.   Conditions  Precedent  to  the  Closing  and  the  Obligations  of the
          ----------------------------------------------------------------------
Sellers.  All obligations of the Sellers under this Agreement are subject to the
-------
fulfillment or waiver (where permissible) of each of the following conditions specified in this paragraph. If the Purchaser does not satisfy all of the following conditions, then only for so long as any portion of the Note remains unpaid, the Sellers will have the option to terminate this Agreement and have the Initial Common Shares returned to them (the "Common Shares Termination Option"). If the Purchaser does not satisfy any of the other conditions then for so long as the Subsequent Acquisition described in Paragraph

3(d) hereof remains incomplete, the Sellers will have the option to terminate this Agreement and have the Initial Preferred Shares returned to them (the "Preferred Shares Termination Option"). The condition specified in Paragraph 3(i) hereof shall only be a condition to the Purchaser's right to the Additional Shares set forth in Paragraph 3(e) hereof. To exercise the Common Shares Termination Option or the Preferred Shares Termination Option, the Sellers shall provide the Purchaser with written notice of election of the Common Shares Termination Option or the Preferred Shares Termination Option, as the case may be, within five business days of the date of the Purchaser's failure to fulfill the applicable condition (the "Termination Option Notice Period"). In the event the Sellers fail to exercise the Common Shares Termination Option or the Preferred Shares Termination Option, as the case may be, within the Termination Option Notice Period, then the applicable condition precedent shall be deemed to have been waived. Further, if the Sellers elect to exercise the Common Shares Termination Option or the Preferred Shares Termination Option, as the case may be, and terminate this Agreement, the Purchaser will have the right to reacquire any assets conveyed to the Company after the date hereof and prior to the Closing upon the assumption of any liabilities after the date hereof, whereupon the Purchaser will transfer, assign, and convey to the Company any of the shares of the Company Common Stock and the Company Preferred Stock issued to the Purchaser or any other party, other than the Sellers or the Consultants, hereinafter defined, after the date hereof, and all designees of the Purchaser shall resign immediately as officers and directors of the Company. The conditions are as follows:

          (a)  Representations  and  Warranties  True  at  the  Closing.  The
               --------------------------------------------------------
representations and warranties of the Purchaser herein shall be deemed to have been made again at the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Purchaser shall have performed all of the obligations to be performed by the Purchaser hereunder following the date hereof.

          (b)  No  Orders.  There  has  not  been  issued,  and  there is not in
               ----------
effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

          (c)  Election  of  Directors.  For  so  long as the Purchaser owns the
               -----------------------
Initial Common Shares, Purchaser agrees to vote the Initial Common Shares (i) to not increase the number of directors to more than 11 members, and (ii) to elect or retain as directors Richard Mangiarelli and John Jordan for a period of three years from the date hereof.

          (d)  Subsequent  Acquisition.  The  Company  must  have  acquired  new
               -----------------------
business providing for $15,000,000 in annualized gross sales in the aggregate, with a pretax annualized profit of $500,000, within 240 days after the vote by the shareholders of the Company to approve this Agreement pursuant to the
Schedule 14A to be filed with the Securities and Exchange Commission as described in Paragraph 3(e) hereof, but in no event later than March 31, 2005.

     For the purposes of this Agreement, the term "gross sales" shall mean all revenues from sales of the Company based upon all business conducted by the Company, whether such sales be evidenced by check, cash, credit, charge account, exchange or otherwise, and shall include, but not be limited to, the amounts received from the sale of goods, wares and merchandise, including sales of tangible property of every kind and nature, promotional or otherwise, and for services performed by the Company, together with the amount of all orders taken or received by the Company. Gross sales shall not include sales of merchandise for which cash has been refunded, provided that they shall have previously been included in gross sales. There shall be deducted from gross sales the price of merchandise returned by customers for exchange, provided that such returned merchandise shall have been previously included in gross sales, and provided that the sales price of merchandise delivered to the customer in exchange shall be included in gross sales.

     Gross sales shall not include the amount of any sales tax imposed by any governmental authority directly on sales and collected from customers, provided that the amount thereof is added to the selling price or absorbed therein, and actually paid by the Company to such governmental authority. Each charge or sale upon credit shall be treated as a sale for the full price in the month during which such charge or sale shall be made, irrespective of the time when the Company shall receive payment (whether full or partial) therefor.

     The measurement of gross sales shall be in accordance with generally accepted accounting principles as set forth in the opinions, statements and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, the Financial Accounting Standards Board and such other persons who shall be approved by a significant segment of the accounting profession and concurred in by the independent public accountants certifying any financial statements of the Company.

          (e)  Issuance  of  Additional  Shares of the Company Common Stock.  In
               ------------------------------------------------------------
order to achieve the gross sales and debt or equity financing guidelines referred to in subparagraph 3(d) herein, the Purchaser may cause the Company to issue no more than 155,372,225 additional shares of the Company Common Stock, including 22,372,225 shares of the Company Common Stock which may be issued to the Purchaser, beginning on the day after the vote by the shareholders of the Company to change the domicile of the Company pursuant to the Schedule 14A to be filed with the Securities and Exchange Commission as described in Paragraph 3(e) hereof, so that following the completion of the acquisition of such gross sales and the debt or equity funding contemplated hereunder, the Company will have no more than 204,000,000 shares of the Company Common Stock and 1,000,000 shares of the Company Preferred Stock issued and outstanding. In that regard, the Purchaser may cause the Company to have shares of the Company Common Stock issued and outstanding as follows:

             Description of Stockholder             Number of Shares
             -------------------------------------  ----------------

             The Consultants . . . . . . . . . . .        43,000,000
             The Purchaser (additional shares) . .        22,372,225
             The Purchaser (Initial Common Shares)        21,851,503
             Shares issued for Acquisitions. . . .        53,000,000
             Shares issued for Funding . . . . . .        37,000,000
             Existing Stockholders . . . . . . . .        48,627,775
                                                    ----------------
             Total . . . . . . . . . . . . . . . .       204,000,000
                                                    ================

     In order to carry out the intent of this Agreement with respect to the issuance of shares of the Company Common Stock and the Company Preferred Stock, following the date hereof, the Purchaser shall amend the Articles of Incorporation of the Company to provide that the Company is authorized to issue 300,000,000 shares of the Company Common Stock and 5,000,000 shares of the Company Preferred Stock. In that regard the Purchaser shall cause the Company to prepare and file a Schedule 14A as required by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for the purpose of soliciting proxies from the shareholders of the Company to approve the change in the capital structure of the Company, and the approval of this transaction in lieu of a previously approved transaction for the Company to acquire Big Vault, Inc., a Delaware corporation.

     Any additional shares which may be issued to the Purchaser hereunder shall be for such consideration as the Board of Directors of the Company may determine, but not greater than the valuation assigned to such shares when issued. Any such shares may be issued to the Purchaser in three equal increments, at the same time as shares are issued to the Consultants as described in Paragraph 3(j) hereof.

          (f)  Exchange Act Filings.  Following the date hereof, for a period of
               --------------------
two years, the Company shall timely file with the Securities and Exchange Commission all reports required under the Exchange Act.

          (g)  Dilution  of  the  Sellers.  Following  the  date  hereof and the
               --------------------------
satisfaction of all of the terms of this Agreement and the Other Agreements, the Company may issue any additional shares of the Company Common Stock up to 250,000,000 shares with approval by a majority of the Company's Board of Directors. The Company may issue additional shares of the Company Common Stock in excess of 250,000,000 with the unanimous approval of the Company's board of directors.

          (h)  Reverse  Split  of  the  Shares  of the Company.  The Company may
               -----------------------------------------------
implement a one for 10 reverse split of the Company Common Stock in connection with the change of the Company's domicile from Minnesota to Delaware pursuant to a merger with Charys Holding Company, Inc., a Delaware corporation, whereby the current shareholders of the Company will be entitled to receive one share of the common stock of Charys Holding Company, Inc. for every 10 shares of the Company Common Stock held by the common shareholders of the Company (in effect, a one for 10 reverse split). In addition, the currently issued one share of common stock of Charys Holding Company, Inc. will be cancelled. As a result, following the merger, the current common shareholders of the Company will hold all of the issued and outstanding shares of the common stock of Charys

Holding Company, Inc. No other reverse splits of the Company Common Stock or any other capital stock of the Company may be permitted within 36 months following the date of this Stock Purchase Agreement.

          (i)  Purchase  of  Spiderboy.com,  Inc.  Following  the  Closing,  the
               ---------------------------------
Company will sell 100 percent of the issued and outstanding shares of the capital stock of Spiderboy.com, Inc., the Company's wholly-owned subsidiary, to the Sellers for $1,000, in cash.

          (j)  Consulting  Agreements.  Before  the Closing, each of the Sellers
               ----------------------
and Paul Ferandell, John Jordan, Bruce Caldwell, Jimmy Villalobos, and Ash Mascarenhas (each of such other persons, which may include the Sellers if the context requires, being sometimes collectively referred to herein as the "Consultants") will enter into a consulting agreement with the Company (the "Consulting Agreement") in the form described in Attachment E hereto, which will
                                                 ------------
provide for payment in shares of the Company Common Stock following date of this Stock Purchase Agreement, as amended, for services to be rendered to the Company by each of the Consultants. Each Consulting Agreement will be for general business consulting and cannot be canceled other than pursuant to the applicable terms thereof. One-third of the shares of the Company Common Stock to be issued under each Consulting Agreement will be registered securities pursuant to a registration statement on Form S-8 under the Securities Act to be filed by the Company with the Securities and Exchange Commission (the "S-8 Shares"). One-third of such shares of the Company Common Stock to be issued pursuant to a Consulting Agreement will be restricted in their resale under Rule 144 promulgated under the Securities Act ("Rule 144"), but possessing piggyback registration rights. The remaining one-third will be restricted in their resale under Rule 144 and will have no registration rights. Moreover, at no time will the number of shares of the Company Common Stock to be issued to a Consultant under a Consulting Agreement be in such an amount that following the issuance of such shares such Consultant will own more than 9.9 percent of the issued and outstanding shares of the Company Common Stock.

          Upon the later of July 1, 2004, or the vote of the shareholders of the Company to approve the change in the capital structure of the Company as provided in Paragraph 3(e) hereof, the Company will issue 4,000,000 S-8 Shares to each of Janet Risher and Richard Schmidt and 333,333 S-8 Shares to each of Paul Ferandell, John Jordan, Bruce Caldwell, Jimmy Villalobos, and Ash Mascarenhas. Thereafter, as the Company increases its outstanding shares of the Company Common Stock, the Company, within 15 days, will issue additional shares of the Company Common Stock to the Consultants on a pro-rata basis to the 204,000,000 referenced in Paragraph 3(e) hereof.

          (k)  Other  Matters.  All  corporate and other proceedings and actions
               --------------
taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Sellers and their counsel, whose approval shall not be unreasonably withheld.

     4.   Representations,  Warranties,  and  Covenants  of  the Sellers and the
          ----------------------------------------------------------------------
Company.  Where a representation contained in this Agreement is qualified by the
-------
phrase "to the best of the Sellers' or the Company's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Sellers or the Company, as the case may be, believe the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Sellers, and the Company as to Paragraphs 4(b), (c), (e), (f), (g), (h),
(i),  (k),  (l),  (m),  and  (n),  represent,  warrant, and covenant as follows:

          (a)  Power  and  Authority.  The Sellers have full power and authority
               ---------------------
to execute, deliver, and perform this Agreement and all other agreements, certificates or documents to be delivered in connection herewith, including, without limitation, the Other Agreements.

          (b)  Organization  and Standing of the Company.  The Company is a duly
               -----------------------------------------
organized and validly existing Minnesota corporation in good standing, with all requisite corporate power and authority to carry on its business as presently conducted.

          (c)  Capitalization.  The  Company  is  authorized  by its Articles of
               --------------
Incorporation to issue 50,000,000 shares of the Company Common Stock and 5,000,000 shares of the Company Preferred Stock. As of the date of this Agreement, there are 48,627,775 shares of the Company Common Stock duly and validly issued and outstanding, fully paid, and non-assessable, and 1,000,000 shares of the Company Preferred Stock issued and outstanding, fully paid, and non-assessable. There are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the Company Common Stock and the Company Preferred Stock or other securities or entitling anyone to acquire the Company Common Stock and the Company Preferred Stock or other securities of the Company.

          (d)  Liabilities.  The  Company does not have liabilities in excess of
               -----------
$5,000.00  as  of  the  date  hereof.

          (e)  No  Employees.  The  Company  has  no  employees  as  of the date
               -------------
hereof.

          (f)  Binding Effect.  Upon execution and delivery by the Sellers, this
               --------------
Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Sellers, enforceable against the Sellers, in accordance with the terms hereof and thereof, except as the enforceability hereof or thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (g)  No  Consents.  No  consent,  approval  or  authorization  of,  or
               ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Sellers prior to the date hereof to authorize the execution, delivery and performance by the Sellers of this Agreement or the Other Agreements.

          (h)  Stock Ownership.  The Sellers have good, absolute, and marketable
               ---------------
title to the Initial Common Shares and the Initial Preferred Shares. The Sellers have the complete and unrestricted right, power and authority to cause the sale, transfer, and assignment of the Initial Common Shares and the Initial Preferred Shares pursuant to this Agreement. The delivery of the Initial Common Shares and the Initial Preferred Shares to the Purchaser as herein contemplated will vest in the Purchaser good, absolute and marketable title to the Initial Common Shares and the Initial Preferred Shares, free and clear of all liens, claims, encumbrances, and restrictions of every kind, except those restrictions imposed by applicable securities laws or this Agreement.

          (i)  Restrictions  on  Shares.  The  Initial  Common  Shares  and  the
               ------------------------
Initial  Preferred  Shares  will  carry  a  restrictive  legend  under Rule 144.

          (j)  Litigation.  There  is no claim pending or, to the best knowledge
               ----------
of the Sellers or the Company threatened against the Sellers or the Company pertaining directly or indirectly to the matters set forth in this Agreement.

          (k)  Disclosure.  Neither  this  Agreement  nor  any  of the exhibits,
               ----------
attachments, written statements, documents, certificates or other items prepared for or supplied to the Purchaser by or on behalf of the Sellers or the Company with respect to the transactions contemplated hereby contains any untrue statement of a material fact or omits a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Sellers or the Company have not disclosed to the Purchaser in writing and of which the Sellers or the Company or any of their respective officers, directors or executive employees is aware and which could reasonably be anticipated to have a material adverse effect on the Company or the ability of the Purchaser or the Company to consummate the transaction contemplated hereby.

          (l)  Contracts.  Except  as  set forth on Exhibit 4(l) or as expressly
               ---------                            ------------
contemplated by this Agreement, the Company is not a party to any written or oral contract or agreement including but not limited to any (i) pension, profit sharing, stock option, employee stock purchase or other plan providing for deferred or other compensation to employees or any other employee benefit plan, or any contract with any labor union; (ii) contract for the employment of any officer, individual employee or other person on a full-time, part-time, consulting or other basis or contract relating to loans to officers, directors or Affiliates; (iii) contract relating to the borrowing of money or the mortgaging, pledging or otherwise placing a lien on any asset of the Company;
(iv) guarantee of any obligation; (v) contract under which the Company has advanced or loaned any person any amount; (vi) contract under which the Company is lessee of or holds or operates any property, real or personal, owned by any other party; (vii) contract under which the Company is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Company; (viii) assignment, license, indemnification or contract with respect to any intangible property (including, without limitation, any proprietary rights); (ix) warranty, contract with respect to services rendered or products sold or leased; (x) contract under which it has granted any person any registration rights (including piggyback rights) with respect to any securities; (xi) contract prohibiting it from freely engaging in any business or competing anywhere in the world; (xii) contract for the purchase, acquisition or supply of property and assets, whether for resale or otherwise; (xiii) contracts with independent agents or brokers; (xiv) marketing contracts; and (xv) any contract not in the ordinary course of business.

          (m)  Tax  Matters.  Except  as  disclosed on Exhibit 4(m), the Company
               ------------                            ------------
has filed all federal, state, and local tax reports, returns, information returns and other documents required to be filed and has duly paid all relevant taxes, including without limitation income, premium, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, leasing, lease, user, excise, duty, franchise, transfer, license, withholding, payroll, employment, fuel, excess profits, occupational and interest equalization, windfall profits, severance, and other charges due claimed to be due or may be due by federal, state, or local authorities.

          (n)  Compliance  with  Law and Applicable Government Regulations.  The
               -----------------------------------------------------------
Company is presently complying in respect of its operations, practices, real property, plants, structures, and other property, and all other aspects of its business, with all applicable federal state or local law.

     5.   Representations  and  Warranties  of  the  Purchaser.  Where  a
          ----------------------------------------------------
representation contained in this Agreement is qualified by the phrase "to the best of the Purchaser's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Purchaser believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which the Purchaser should have known or should have been reasonably expected to have known. The Purchaser hereby represents and warrants to the Sellers as follows:

          (a)  Power  and Authority.  The Purchaser has full power and authority
               --------------------
to  execute,  deliver  and  perform  this  Agreement  and  the Other Agreements.

          (b)  Binding  Effect.  Upon  execution  and delivery by the Purchaser,
               ---------------
this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Purchaser enforceable against the Purchaser in accordance with the terms hereof and thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     6.   Conditions Precedent to Obligations of the Purchaser.  All obligations
          ----------------------------------------------------
of the Purchaser under this Agreement are subject to the fulfillment or waiver (where permissible) prior to or at the Closing, of the following conditions:

          (a)  Representations  and  Warranties  True  at  the  Closing.  The
               --------------------------------------------------------
representations and warranties of the Sellers and the Company herein shall be deemed to have been made again as of the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Sellers shall have performed all of the obligations to be performed by them hereunder as of the date hereof or prior to the Closing, as called for hereunder.

          (b)  Deliveries  at  the Closing.  The Sellers shall have delivered to
               ---------------------------
the  Purchaser  all  of  the  documents  required  to  be  delivered  hereunder.

          (c)  Other  Matters.  All  corporate and other proceedings and actions
               --------------
taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Purchaser and its counsel, whose approval shall not be unreasonably withheld.

     7.   Protection  Against  Dilution,  Etc.  In  any of the following events,
          -----------------------------------
occurring after the date hereof, and subject to the terms of Paragraph 3(e) hereof, appropriate adjustment shall be made in the number of shares of the Company Common Stock held by the Sellers or the Consultants and the purchase price per share to be paid, so as to maintain the proportionate interest of the Sellers and the Consultants from and after the date hereof: (a) recapitalization of the Company through a split-up or reverse split of the outstanding shares of the Company Common Stock or the Company Preferred Stock into a greater or lesser number, as the case may be, or (b) declaration of a dividend on the shares of the Company Common Stock or the Company Preferred Stock, payable in shares or other securities of the Company convertible into shares of the Company Common Stock or the Company Preferred Stock, or (c) any of the events described in Paragraph 8 hereof. See
Exhibit  7  attached  hereto for an example of the effect of the issuance of new
----------
shares  on  dilution.

     8.   Merger,  Etc.  In  case  the  Company,  or  any  successor,  shall  be
          ------------
consolidated or merged with another company, or substantially all of its assets shall be sold to another company in exchange for stock, cash or other property with the view to distributing such stock, cash or other property to its stockholders, each of the shares of the Company Common Stock or the Company Preferred Stock held by the Sellers or the Consultants shall be replaced for the purposes hereof by the securities of the Company or cash or property issuable or distributable in respect of one share of the Company Common Stock or the Company Preferred Stock, as the case may be, of the Company, or its successors, upon such consolidation, merger, or sale, and adequate provision to that effect shall be made at the time thereof.

     9.   No  Contracts,  Arrangements,  Understandings  or  Relationships  with
          ----------------------------------------------------------------------
Respect  to  Securities.  Other  than  the Stock Pledge Agreement and the Escrow
-----------------------
Agreement between the Sellers and the Purchaser, there are no contracts, arrangements, understandings or relationships (legal or otherwise) by any party to this Agreement, including any of the Consultants, or any other person with respect to the Company Common Stock or the Company Preferred Stock, or any other securities of the Company, including but not limited to transfer or voting of any of the Company Common Stock or the Company Preferred Stock, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

     10.  The  Nature and Survival of Representations, Covenants and Warranties.
          ---------------------------------------------------------------------
All statements and facts contained in any memorandum, certificate, instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement. All representations, covenants and warranties of the parties shall survive the Closing.

     11.  Default by the Purchaser.  If the Sellers do not default hereunder and
          ------------------------
the Purchaser defaults hereunder, the Sellers may assert any remedy, including specific performance, which the Sellers may have by reason of any such default. From and after the Closing, subject to the terms and provisions hereof, in the event of a breach by any party of the terms of this Agreement or any obligation of a party which survives the Closing hereunder, the non-defaulting party may assert any remedy, either at law or in equity to which such non-defaulting party may be entitled.

     Neither the Purchaser nor any of his employees, or agents and or attorneys or professional advisers representing any of them in this transaction, or the Company or Spiderboy.com, Inc (the "Paragraph 11 Parties') shall have any liability to the Sellers or to those individuals who are parties to the Consulting Agreements, or to the Company, with respect to any obligations under this Agreement, or the Other Agreements, or otherwise, for consequential, exemplary, special, incidental or punitive damages even if any of them have been advised of the possibility of such damages. In any event, the joint and several liability of the Paragraph 11 Parties to the Sellers or to the Company or Spiderboy.com, Inc. or any other party for any reason and upon any cause of action shall be limited to the aggregate amount of $250,000. This limitation applies to all causes of action in the aggregate, including without limitation to breach of contract, breach of warranty, negligence, strict liability, misrepresentations, and other torts. In the event the terms of this paragraph conflict with any of the other terms hereof or with the terms of any of the Other Agreements, the terms of this paragraph shall control and the provisions of this paragraph shall survive the Closing for five years.

     12.  Default  by  the Sellers.  If the Purchaser does not default hereunder
          ------------------------
and the Sellers default hereunder, the Purchaser may assert any remedy, including specific performance, which the Purchaser may have by reason of any such default. From and after the Closing, subject to the terms and provisions hereof, in the event of a breach by any party of the terms of this Agreement or any obligation of a party which survives the Closing hereunder, the non-defaulting party may assert any remedy, either at law or in equity to which such non-defaulting party may be entitled.

     13.  Cooperation.  The  Purchaser  and  the  Sellers  will  each reasonably
          -----------
cooperate with the other, at the other's request and expense, in furnishing information, testimony, and other assistance in connection with any actions, proceedings, arrangements, disputes with other persons or governmental inquiries or investigations involving the Sellers or the Purchaser, conduct of the business of the Company, or the transactions contemplated hereunder.

     14.  Further  Conveyances  and  Assurances.  After the Closing, the Sellers
          -------------------------------------
and the Purchaser, each, will, without further cost or expense to, or consideration of any nature from the other, execute and deliver, or cause to be executed and delivered, to the other, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other may reasonably request as more completely to sell, transfer and assign to and fully vest in the Purchaser ownership of the Company Common Stock and the Company Preferred Stock.

     15.  Closing.  The  Closing of the sale and purchase contemplated hereunder
          -------
shall be on the date of the payment in full of the Note and the satisfaction of all of the other terms hereof. The Closing shall be held at the offices of the Sellers, 2820 La Mirada Drive, Suite H, Vista, California 92083 at 2:00 p.m.,
Pacific Time, on the date of the Closing, unless another hour or place is mutually agreed upon by the Sellers and the Purchaser.

     16.  Deliveries  at the Closing by the Sellers.  At the Closing the Sellers
          -----------------------------------------
shall  deliver:

          (a) Certificates representing 21,851,503 shares of the Company Common Stock duly endorsed by the Sellers, free and clear of all liens, claims, encumbrances, and restrictions of every kind except for the restrictive legend required by Rule 144.

          (b) Certificates representing 1,000,000 shares of the Company Preferred Stock duly endorsed by the Sellers, free and clear of all liens, claims, encumbrances, and restrictions of every kind except for the restrictive legend required by Rule 144.

          (c) The Sellers shall deliver any other document which may be necessary to carry out the intent of this Agreement.

     All documents reflecting any actions taken, received or delivered by the Sellers pursuant to this Paragraph 16 shall be reasonably satisfactory in form and substance to the Purchaser and his counsel.

     17.  No  Assignment.  This  Agreement  shall not be assignable by any party
          --------------
without the prior written consent of the other parties, which consent shall be subject to such parties' sole, absolute and unfettered discretion.

     18.  Brokerage.  The  Sellers and the Purchaser agree to indemnify and hold
          ---------
harmless each other against, and in respect of, any claim for brokerage or other commissions relative to this Agreement, or the transactions contemplated hereby, based in any way on agreements, arrangements, understandings or contracts made by either party with a third party or parties whatsoever.

     19.  Mediation  and  Arbitration.  All  disputes arising or related to this
          ---------------------------
Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Vista, California. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) California law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Vista, California, and
(c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

     20.  Attorney's Fees.  In the event that it should become necessary for any
          ---------------
party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by any other parties subject to the limitation in Paragraph 11.

     21.  Benefit.  All  the  terms  and  provisions  of this Agreement shall be
          -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     22.  Notices.  All  notices,  requests,  demands,  and other communications
          -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Sellers, addressed to Ms. Janet Risher at P.O. Box 250, Rancho Santa Fe, California 92067, and to Mr. Richard Schmidt at 3427 Ybarra Road, Spring Valley, California 91978; if to the Company, addressed to Mr. Billy V. Ray, Jr. at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327; and if to the Purchaser, addressed to Mr. Billy V. Ray, Jr. at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     23.  Construction.  Words  of  any  gender  used in this Agreement shall be
          ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

     24.  Waiver.  No  course  of dealing on the part of any party hereto or its
          ------
agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     25.  Cumulative  Rights.  The  rights  and remedies of any party under this
          ------------------
Agreement and the instruments executed or to be executed in connection herewith, or any of it, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     26.  Invalidity.  In  the event any one or more of the provisions contained
          ----------
in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     27.  Time  of  the  Essence.  Time  is  of  the  essence of this Agreement.
          ----------------------

     28.  Incorporation  by  Reference.  The  Attachments  to  this  Agreement
          ----------------------------
referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     29.  Multiple  Counterparts.  This Agreement may be executed in one or more
          ----------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     30.  Controlling Agreement.  In the event of any conflict between the terms
          ---------------------
of this Agreement or any of the Other Agreements or the Attachments referred to herein, the terms of this Agreement shall control.

     31.  Law  Governing; Jurisdiction.  This Agreement shall be governed by and
          ----------------------------
construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Southern District of California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     32.  Ratification  and Republication.  Except as amended by this Agreement,
          -------------------------------
the  parties  do  hereby  ratify  and  republish  the  Stock Purchase Agreement.

     33.  Entire  Agreement.  This instrument and the attachments hereto contain
          -----------------
the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, this Agreement has been executed in multiple counterparts on the date first written above.


                                             -----------------------------------
                                             JANET RISHER


                                             -----------------------------------
                                             RICHARD SCHMIDT


                                             SPIDERBOY INTERNATIONAL, INC.


                                             By
                                                --------------------------------
                                                Billy V. Ray, Jr., President


                                             -----------------------------------
                                             BILLY V. RAY, JR.


Attachments:
-----------
Attachment A     The Note
Attachment B     The Stock Pledge Agreement
Attachment C     The Escrow Agreement
Attachment D     The Stock Powers
Attachment E     Form of Consulting Agreement

Exhibits:
--------
Exhibit 4(l)     Contracts
Exhibit 4(m)     Tax Matters
Exhibit 7        Example of the Effect of the Issuance of New Shares on Dilution

                                  ATTACHMENT A
                                    THE NOTE

                             AMENDED PROMISSORY NOTE


$250,000.00                                                  February  27,  2004

     After date, without grace, for value received, BILLY RAY, (the "Maker") hereby promises to pay to the order of JANET RISHER and RICHARD SCHMIDT, residents of San Diego County, California (collectively, the "Payee") the original principal amount of TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000.00). Except as may be otherwise provided herein, the unpaid principal of this Note shall bear no interest. All payments of principal and interest hereunder are payable in lawful money of the United States of America at 2820 La Mirada Drive, Suite H, Vista, California 92083, or such other place as the Payee may designate in writing to the Maker.

     The  principal  of  this  Note  shall  be  due  and  payable  as  follows:

     1. The sum of $25,000.00 shall be due and payable on or before 30 days after the vote by the shareholders of the Company pursuant to the Schedule 14A to be filed with the Securities and Exchange Commission as described in Paragraph 3(e) of that certain Stock Purchase Agreement dated February 27, 2004, as amended on even date herewith, by and between the Payee, Spiderboy International, Inc., a Minnesota corporation, and the Maker hereof, but in no event later than July 31, 2004. The Stock Purchase Agreement, as amended, is expressly incorporated herein by reference for all purposes.

     2. Thereafter, this Note shall be due and payable in nine monthly installments of $25,000.00 each, payable on the last day of each and every calendar month, beginning on August 31, 2004, and continuing regularly thereafter until the whole of said principal amount has been duly paid.

     3. All payments hereunder shall be first applied to expenses and other charges then to any accrued interest, and the balance, if any to principal.

     Any interest on this Note shall be computed for the actual number of days elapsed and on the basis of a year consisting of 360 days, unless the maximum legal interest rate would thereby be exceeded, in which event, to the extent necessary to avoid exceeding such maximum rate, interest shall be computed on the basis of the actual number of days elapsed in the applicable calendar year in which it accrued. It is the intention of the Maker and the Payee to conform strictly to applicable usury laws. It is therefore agreed that (i) the aggregate of all interest and other charges constituting interest under applicable law and contracted for, chargeable or receivable under this Note or otherwise in connection with this loan transaction, shall never exceed the maximum amount of interest, nor produce a rate in excess of the maximum contract rate of interest the Payee may charge the Maker under applicable law and in regard to which the Maker may not successfully assert the claim or defense of usury, and (ii) if any excess interest is provided for, it shall be deemed a mistake and the same shall be refunded to the Maker or credited on the unpaid principal balance hereof and this Note shall be automatically deemed reformed so as to permit only the collection of the maximum legal contract rate and amount of interest.

     If, for any reason whatever, the interest paid on this Note shall exceed the maximum non-usurious amount permitted by law, the Payee shall refund to the Maker such portion of said interest as may be necessary to cause the interest paid on this Note to equal the maximum non-usurious amount permitted by law, and no more. All sums paid or agreed to be paid to the Payee for the use, forbearance or detention of the indebtedness evidenced hereby shall to the extent permitted by applicable law be amortized, prorated, allocated and spread throughout the full term of this Note until payment in full.

     This Note may be prepaid in whole or in part at any time without premium or penalty by the Maker. Prepayments shall be applied to installments of principal in the inverse order of maturity so that they will pay the last maturing principal installments first, and these payments will not reduce the amount or time of payment of the remaining installments. Any interest on any prepaid installment of principal shall immediately cease to accrue.

     Except as provided herein, the Maker and each surety, endorser, and guarantor waives all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, notices of protest, grace, and diligence in the collection of this Note, and in filing suit hereon, and agrees that its liability for the payment hereof shall not be affected or impaired by any release or change in the security or by any extension or extensions of time of payment.

     Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by the Payee or any other holder hereof and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Payee or any other holder hereof, except to the extent that actual cash proceeds of such instrument are unconditionally received by the Payee or any other holder hereof and applied to the indebtedness as herein provided.

     In the event of default in the payment of this Note or under any instrument executed in connection with this Note, the Maker agrees to pay on demand all costs incurred by the Payee (i) in the collection of any sums, including, but not limited to, principal, interest, expenses, and reimbursements due and payable on this Note, and (ii) in the enforcement of the other terms and provisions of this Note or any instrument securing payment of this Note, whether such collection or enforcement be accomplished by suit or otherwise, including the Payee's reasonable attorney's fees.

     It is agreed that time is of the essence of this Note, and upon the failure of the Maker to cure an event of default in the payment of any fixed monthly payment when due hereunder within 30 days after receipt of notice from the Payee or other holder of such failure, or upon the failure of the Maker to cure any event of default within 30 days after receipt of notice from the Payee or other holder of such failure, the Payee may declare the whole sum of the principal of this Note remaining at the time unpaid, together with the accrued interest, charges, and, to the extent permitted under applicable law, costs and reasonable attorney's fees incurred by the Payee in collecting or enforcing the payment thereof, immediately due and payable without further notice, and failure to exercise said option shall not constitute a waiver on the part of the Payee of the right to exercise the same at any other time.

     If this Note is not paid at maturity, however maturity may be brought about, all principal and interest due on the date of such maturity shall bear interest from the date of such maturity at the maximum contract rate of interest which the Payee may charge the Maker under applicable law.

     Except as otherwise provided for herein, each maker, surety, guarantor and endorser of this Note expressly waives all notices, including, but not limited to, all demands for payment, presentations for payment, notice of opportunity to cure default, notice of intention to accelerate the maturity, notice of protest and notice of acceleration of the maturity, notice of protest and notice of acceleration of the maturity of this Note, and consents that this Note and the security interest securing its payment may be renewed and the time of payment extended without notice and without releasing any of the parties.

     This Note is secured by that certain Stock Pledge Agreement dated February 27, 2004 executed by the Maker, as the Debtor, in favor of the Payee, as the Secured Party (the "Stock Pledge Agreement").

     Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by the Payee or any other holder hereof and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Payee or any other holder hereof, except to the extent that actual cash proceeds of such instrument are unconditionally received by the Payee or any other holder hereof and applied to the indebtedness as herein provided.

     This Note shall be governed by and construed in accordance with the laws of the State of California and applicable federal law.


                                             -----------------------------------
                                             BILLY RAY

                                  ATTACHMENT B
                           THE STOCK PLEDGE AGREEMENT

                             STOCK PLEDGE AGREEMENT


     THIS AGREEMENT is made this 27th day of February, 2004, by and between JANET RISHER and RICHARD SCHMIDT (collectively, the "Secured Party") and BILLY RAY (the "Debtor").

     WHEREAS, the Secured Party, pursuant to that certain Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") with respect to SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") has agreed to sell to the Debtor 21,851,503 shares of the issued and outstanding common stock of the Company, no par value per share (the "Company Common Stock"), and 1,000,000 shares of the issued and outstanding preferred stock of the Company, no par value per share (the "Company Preferred Stock"); and

     WHEREAS, pursuant to the Stock Purchase Agreement, the Debtor has executed and delivered to the Secured Party that one certain promissory note of even date herewith in the original principal amount of $250,000 payable to the order of the Secured Party (the "Note"); and

     WHEREAS, pursuant to the Stock Purchase Agreement, the Debtor and the Company have executed or will execute that certain Escrow Agreement (the "Escrow Agreement") and various Consulting Agreements (collectively, the "Consulting Agreements") as described therein;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto do hereby agree as follows:

     1.   Security  Interest.  The  Debtor  hereby grants to the Secured Party a
          ------------------
security interest and agrees and acknowledges that the Secured Party has and shall continue to have a security interest in the Company Common Stock and the Company Preferred Stock and in any other shares of the capital stock of the Company now owned or hereafter acquired by the Debtor, all present and future issued and outstanding shares of capital stock or other equity and/or investment securities issued by the Company, together with all monies, income, proceeds, increases, substitutions, replacements, additions, accessions and benefits attributable or accruing to said property, including, but not limited to, all stock rights, rights to subscribe, liquidating dividends, stock dividends, dividends paid in stock, new securities or other properties or benefits for which the Debtor is or may hereafter become entitled to receive on account of said property, and in the event that the Debtor shall receive any of such, the Debtor shall hold same as trustee for the Secured Party and will immediately deliver same to the Secured Party to be held hereunder in the same manner as the properties specifically described above are held hereunder. All property of all kinds in which the Secured Party is herein granted a security interest, including, but not limited to, the Company Common Stock and the Company Preferred Stock, shall hereinafter be referred to as the "Collateral."

     The Debtor agrees to execute such stock powers, endorse such instruments, or execute such additional pledge agreements or other documents as may be required by the Secured Party in order to effectively grant to the Secured Party the security interest in the Collateral. The security interest granted hereby is to secure the payment of any and all indebtedness, liabilities, obligations, and duties whatsoever of the Company and/or the Debtor to the Secured Party whether direct or whether now existing or hereafter arising, and howsoever evidenced or acquired, and whether joint or several, including, but not limited to, the Stock Purchase Agreement, the Note, the Escrow Agreement, the Consulting Agreements, and all costs incurred by the Secured Party to enforce this Agreement or any of the above described agreements and instruments, including but not limited to attorney's fees and expenses (all of such obligations, indebtedness and liabilities being hereinafter collectively referred to as the "Obligations").

     2.   Warranties and Covenants of the Debtor.  The Debtor, for so long as he
          --------------------------------------
has any duty with respect to the Obligations, hereby warrants and covenants as follows:

          (a) The security interest granted hereby will attach to the Collateral on the date hereof.

          (b) Except for the security interest granted hereby and for taxes not yet due, the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

          (c) The Debtor authorizes the Secured Party to file a financing statement, if desired by the Secured Party in any applicable jurisdiction, signed only by the Secured Party covering the Collateral, and at the request of the Secured Party, the Debtor will join the Secured Party in executing one or more financing statements pursuant to the Uniform Commercial Code in effect in any such jurisdiction on the date hereof in a form satisfactory to the Secured Party, and the Secured Party will pay the cost of filing the same, or filing or recording the financing statements in all public offices wherever filing or recording is deemed by the Secured Party to be necessary or desirable. It being further stipulated in this regard that the Secured Party may also at any time or times sign a counterpart of this Agreement signed by the Debtor and file same as a financing statement if the Secured Party shall elect to do so.

          (d) The Debtor will not sell or offer to sell or otherwise transfer or encumber the Collateral or any interest therein.

          (e) Subject to the Stock Purchase Agreement, the Debtor will keep the Collateral free from any adverse lien, security interest, or encumbrance, except the security interest granted hereby and for taxes not yet due.

          (f) The Debtor will pay to the Secured Party all costs and expenses, including reasonable attorney's fees, incurred or paid by the Secured Party in exercising or protecting its interests, rights and remedies under this Agreement in the event of default by the Debtor hereunder or under the Stock Purchase Agreement, the Note, the Escrow Agreement, and the Consulting Agreements or any of the Attachments referred to therein.

          (g) The Debtor will pay all expenses incurred by the Secured Party in preserving, defending, and enforcing this security interest in the Collateral and in collecting or enforcing the Obligations. Expenses for which the Debtor is liable include, but are not limited to, taxes, assessments, reasonable attorney's fees, and other legal expenses. These expenses will bear interest from the dates of payment at the highest rate stated in the Obligations, and the Debtor will pay the Secured Party this interest on demand at a time and place reasonably specified by the Secured Party. These expenses and interest will be part of the Obligations and will be recoverable as such in all respects.

          (h) The Debtor will immediately notify the Secured Party of any change in the Debtor's name, address, or location, change in any matter warranted or represented in this Agreement, change that may affect this security interest, and any Event of Default.

          (i) The Debtor appoints the Secured Party as the Debtor's attorney-in-fact, effective if an Event of Default as hereinafter defined is not cured within 30 days after receipt by the Debtor from the Secured Party of notice thereof, to do any act that the Debtor is obligated to do by this Agreement, to exercise all rights of the Debtor in the Collateral, to make all collections, to execute any papers and instruments, and to do all other things necessary to preserve and protect the Collateral and to make collections and to protect the Secured Party's security interest in the Collateral.

     3.   General  Covenants.  The  security interest granted hereby shall in no
          ------------------
way be affected by any indulgence or indulgences, extension or extensions, change or changes in the form, evidence, maturity, rate of interest or otherwise of the Obligations, or by want of presentment, notice, protest, suit, or indulgence upon the Obligations, or shall any release of any security for any of the parties liable for the payment of the Obligations in any manner affect or impair this Agreement, and same shall continue in full force and effect in accordance with their terms until the Obligations have been fully paid.

     Any and all securities and other properties of the Debtor heretofore, now or hereafter delivered to the Secured Party or in the Secured Party's possession, shall also secure the Obligations and shall be held and construed to be a part of the Collateral hereunder to the same extent as fully described herein.

     4.   Events  of  Default.  The  Debtor  shall  be  in  default  under  this
          -------------------
Agreement upon the happening of any of the following events or conditions (hereinafter severally referred to as an "Event of Default" and collectively referred to as the "Events of Default"):

          (a)  Default  by  the  Debtor  with respect to any of the Obligations.

          (b) The levy of any attachment, execution or other process against the Debtor, the Company, or any of the Collateral that is not stayed or dismissed within 30 days.

          (c) Dissolution, termination of existence, insolvency or business failure of the Debtor, the Company, or any endorser, guarantor or surety of the Obligations, or commission of the act of bankruptcy by, or the appointment of a receiver or other legal representative for any part of the property of, assignment for the benefit of creditors by, or commencement of any proceedings under any bankruptcy or insolvency law by or against, the Debtor, the Company or any endorser, guarantor, or surety for the Obligations that are not stayed or dismissed within 30 days of filing.

          (d) Default in the performance of any covenant or agreement of the Debtor or the Company to the Secured Party, whether under this Agreement, the Note, the Escrow Agreement, or any of the Consulting Agreements, or any other instrument executed in connection with said agreements or otherwise.

          (e) The occurrence of any event which under the terms of any evidence of indebtedness, indenture, loan agreement, security agreement, or similar instrument permits the acceleration of maturity of any indebtedness of the Company or the Debtor to the Secured Party, or to persons other than the Secured Party, or the Secured Party receives notification that another person has or expects to acquire a security interest in the Collateral or any part thereof.

          (f) If any warranty, covenant, or representation made to the Secured Party by or on behalf of the Debtor or the Company proves to have been false in any material respect when made.

          (g)  If  any  lien  attaches  to  any  of  the  Collateral.

     5.   Remedies.  Upon  the  failure  of the Debtor or the Company to cure an
          --------
Event of Default within 30 days after receipt of notice from the Secured Party of such Event of Default and at any time thereafter, at the option of the holder thereof, any or all of the Obligations shall become immediately due and payable without presentment or demand or any further notice to the Debtor, the Company or any other person obligated thereon and the Secured Party shall have and may exercise with reference to the Collateral any and all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of California, and as otherwise granted herein or under any other agreement executed by the Debtor, including, without limitation, the right and power to sell at public or private sale or sales, or otherwise dispose of or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under this Agreement or under the Uniform Commercial Code as adopted in the State of California after default by the Debtor or the Company and to apply the proceeds thereof toward the payment of any costs and expenses and attorney's fees thereby incurred by the Secured Party and toward payment of the Obligations, in such order or manner as the Secured Party may elect, including, without limiting the foregoing:

          (a) The Secured Party is hereby granted the right, at its option, upon the occurrence of an Event of Default hereunder, to transfer at any time to itself or to its nominee securities or other property hereby pledged, or any part thereof, and to thereafter exercise all voting rights with respect to such security so transferred and to receive the proceeds, payments, monies, income or benefits attributable or accruing thereto and to hold the same as security for the Obligations hereby secured or at the Secured Party's election, to apply such amounts to the Obligations, whether or not then due, in such order as the Secured Party may elect, or, the Secured Party may, at its option, without transferring such securities or properties to its nominee, exercise all voting rights with respect to the securities pledged hereunder and vote all or any part of such securities at any regular or special meeting of the stockholders of the Company, and the Debtor does hereby name, constitute and appoint as a proxy of the Debtor the Secured Party, in the Debtor's name, place and stead to vote any and all such securities, as said proxy may elect for and in the name, place and stead of the Debtor, such proxy to be irrevocable and deemed coupled with an interest.

          (b) Sell, lease, or otherwise dispose of any of the Collateral in accordance with the rights, remedies, and duties of a secured party under Chapters 2 and 9 of the California Uniform Commercial Code after giving notice as required by those chapters; unless the Collateral threatens to decline speedily in value, is perishable, or would typically be sold on a recognized market. The Secured Party will give the Debtor reasonable notice of any public sale of the Collateral or of a time after which it may be otherwise disposed of without further notice of the Debtor. In such event, notice will be deemed reasonable if it is mailed, postage prepaid, to the Debtor at the address specified in this Agreement at least 30 days before any public sale or 30 days before the time when the Collateral may be otherwise disposed of without further notice to the Debtor.

          (c) Apply any proceeds from disposition of the Collateral after default in the manner specified in Chapter 9 of the California Uniform Commercial Code, including payment of the Secured Party's reasonable attorney's fees and court expenses.

          (d) If, after disposition of the Collateral, the Obligations remain unsatisfied, collect the deficiency from the Debtor.

     6.   Voting  Rights.  So  long  as  no  Event  of  Default has occurred and
          --------------
remains uncured for the applicable grace period under the Stock Purchase Agreement, the Note, the Escrow Agreement, and the Consulting Agreements or any of the Attachments referred to therein, or hereunder, the Debtor shall have the right to vote all of the shares of the Company Common Stock and the Company
Preferred Stock or items of the Collateral subject to this Agreement, and the Secured Party shall on demand execute and deliver an effective proxy or proxies in favor of the Debtor, whenever demand is made upon the Secured Party for such proxy or proxies by the Debtor.

     7.   Payment  of the Note.  Simultaneously  with the payment in full of the
          --------------------
Note, the Secured Party shall execute and file at its own expense any and all instruments necessary to terminate the security interest in the 21,851,503 shares of the Company Common Stock created by this Agreement and also execute any and all other instruments deemed reasonably necessary by the Debtor to vest in the Debtor title in the 21,851,503 shares of the Company Common Stock, free from any claim by the Secured Party.

     8.   Satisfaction of the Other Obligations.  Simultaneously  with  the
          -------------------------------------
satisfaction of all of the Obligations, and after the payment in full of the Note, or the Obligations other than the Note are otherwise deemed to have been satisfied in full pursuant to the terms of the Stock Purchase Agreement, the Note, the Escrow Agreement, and the Consulting Agreements or any of the Attachments referred to therein, the Secured Party shall execute and file at its own expense any and all instruments necessary to terminate the security interest in the 1,000,000 shares of the Company Preferred Stock created by this Agreement and also execute any and all other instruments deemed reasonably necessary by the Debtor to vest in the Debtor title in the 1,000,000 shares of the Company Preferred Stock, free from any claim by the Secured Party.

     9.   No  Usury.  It  is  the intention of the parties hereto to comply with
          ---------
the usury laws of the State of California. Accordingly, it is agreed that notwithstanding any provision to the contrary in this Agreement or in any of the documents evidencing the Obligations or otherwise relating thereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in this Agreement, or any of the documents evidencing the Obligations or otherwise relating thereto, then in such event:

          (a)  The  provisions  of  this  paragraph  shall  govern  and control;

          (b) Neither the Debtor, the Company nor their successors or assigns, or any other party liable for the payment of the Obligations, shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by law;

          (c) Any such excess interest which may have been collected shall be, at the option of the holder of the instrument evidencing the Obligations, either applied as a credit against the unpaid principal amount thereof or refunded to the maker thereof; and

          (d) The effective rate of interest shall be automatically subject to reduction to the maximum lawful contract rate allowed under the usury laws of the State of California as now or hereafter construed by any court of competent jurisdiction.

     10.  Attorney's Fees.  In the event that it should become necessary for any
          ---------------
party entitled hereunder to bring suit against the other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other party hereto.

     11.  Benefit.  All  the  terms  and  provisions  of this Agreement shall be
          -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     12.  Notices.  All  notices,  requests,  demands,  and other communications
          -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Secured Party, addressed c/o Ms. Janet Risher at P. O. Box 250, Rancho Santa Fe, California 92067, telecopier (888) 267-5950, and e-mail colonel@cybertelcorp.com; and if to the Debtor, addressed to Mr. Billy Ray at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     13.  Construction.  Words  of  any  gender  used in this Agreement shall be
          ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     14.  Waiver.  No  course  of dealing on the part of any party hereto or its
          ------
agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     15.  Cumulative  Rights.  The  rights  and remedies of any party under this
          ------------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     16.  Invalidity.  In  the event any one or more of the provisions contained
          ----------
in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     17.  Time  of  the  Essence.  Time  is  of  the  essence of this Agreement.
          ----------------------

     18.  Headings.  The headings used in this Agreement are for convenience and
          --------
reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

     19.  Excusable  Delay.  None  of  the  parties hereto shall be obligated to
          ----------------
perform and none shall be deemed to be in default hereunder, if the performance of a non-monetary obligation is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, terrorists, wars or war-like action (whether actual, impending or expected and whether de jure or de facto), arrest or other restraint of governmental (civil or military) blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated, or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     20.  Incorporation  by  Reference.  The Stock Purchase Agreement, the Note,
          ----------------------------
the Escrow Agreement, and the Consulting Agreements or any of the Attachments referred to therein, constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     21.  Multiple  Counterparts.  This Agreement may be executed in one or more
          ----------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     22.  Controlling Agreement.  In the event of any conflict between the terms
          ---------------------
of this Agreement, the Stock Purchase Agreement, the Note, the Escrow Agreement, and the Consulting Agreements or any of the Attachments referred to therein, the terms of the Stock Purchase Agreement shall control.

     23.  Law  Governing.  This Agreement shall be construed and governed by the
          --------------
laws of the State of California, and all obligations hereunder shall be deemed performable in San Diego County, California.

     24.  Perfection  of  Title.  The parties hereto shall do all other acts and
          ---------------------
things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Agreement, and to carry out the intent of this Agreement.

     25.  Entire  Agreement.  This  instrument  contains the entire Agreement of
          -----------------
the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.


                                             THE SECURED PARTY:


                                             -----------------------------------
                                             JANET RISHER


                                             -----------------------------------
                                             RICHARD SCHMIDT


                                             THE DEBTOR:


                                             -----------------------------------
                                             BILLY RAY

                                  ATTACHMENT C
                              THE ESCROW AGREEMENT

                                ESCROW AGREEMENT


     THIS ESCROW AGREEMENT is made and entered into this 27th day of February, 2004 by and between JANET RISHER and RICHARD SCHMIDT (collectively, the "Sellers"), BILLY RAY (the "Purchaser"), and NORMAN T. REYNOLDS (the "Escrow Agent").

     WHEREAS, on even date herewith, the Sellers, pursuant to that certain Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") with respect to SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") have agreed to sell to the Purchaser 21,851,503 shares of the issued and outstanding common stock of the Company, no par value per share (the
"Company Common Stock"), and 1,000,000 shares of the issued and outstanding preferred stock of the Company, no par value per share (the "Company Preferred Stock"); and

     WHEREAS, pursuant to the Stock Purchase Agreement, the Purchaser has executed and delivered to the Sellers that one certain promissory note of even date herewith in the original principal amount of $250,000 payable to the order of the Sellers (the "Note"); and

     WHEREAS, to secure the payment of the Note, the Purchaser has executed and delivered to the Sellers that one certain Stock Pledge Agreement of even date herewith (the "Stock Pledge Agreement"); and

     WHEREAS, pursuant to the Stock Purchase Agreement, the Company will execute various Consulting Agreements (collectively, the "Consulting Agreements"); and

     WHEREAS, the Stock Purchase Agreement provides for an escrow as therein provided; and

     WHEREAS, capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Stock Purchase Agreement, the Note, the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto agree as follows:

     1.   Creation  of  Escrow.  The Sellers have delivered into escrow with the
          --------------------
Escrow Agent, the receipt of which is hereby acknowledged by the Escrow Agent, 21,851,503 shares of the Company Common Stock and 1,000,000 shares of the Company Preferred Stock (the "Escrowed Shares"). The Escrowed Shares have been accompanied by stock powers duly executed by the Sellers in favor of the Purchaser, which will be utilized to transfer the Escrowed Shares to the Purchaser upon satisfaction of all of the terms of the Stock Purchase Agreement, the Note, the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein, and this Agreement.

     2.   Voting  Rights.  So  long  as  no  Event  of  Default has occurred and
          --------------
remains uncured for the applicable grace period under the Stock Purchase Agreement, the Note, the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein, or hereunder, the Purchaser shall have the right to vote all of the Escrowed Shares, and the Sellers shall on demand execute and deliver an effective proxy or proxies in favor of the Purchaser, whenever demand is made upon the Sellers for such proxy or proxies by the Purchaser.

     3.   Duty  of  the  Escrow Agent.  The sole duty of the Escrow Agent, other
          ---------------------------
than as hereinafter specified, shall be to receive the Escrowed Shares and hold them subject to release, in accordance with this Agreement.

     4.   Release  of  the  Escrowed  Shares  and Termination.  The Escrow Agent
          ---------------------------------------------------
shall release the Escrowed Shares upon receipt of written notice of the payment of the Note and the satisfaction of all of the terms of the Stock Purchase Agreement, the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein, and this Agreement. Upon the complete delivery of the Escrowed Shares by the Escrow Agent to the Purchaser in accordance with the distribution terms hereinabove set forth, the Escrow Agent shall be relieved of all liabilities in connection with the Escrow Account and this Agreement shall terminate.

     5.   Liability  of  the  Escrow  Agent.  The  duties  of  the  Escrow Agent
          ---------------------------------
hereunder will be limited to observance of the express provisions of this Agreement. Furthermore, the Escrow Agent is not expected or required to be familiar with the provisions of any other writing, understanding or agreement, and shall not be charged with any responsibility or liability in connection with the observance or non-observance of the provisions of such other writing, understanding or agreement, and no implied covenant of any type whatsoever shall be read into this Agreement. The Escrow Agent may rely and act upon any instrument received by it pursuant to this Agreement which it reasonably believes to be in conformity with the requirements of this Agreement and the Escrow Agent shall not be responsible for determining the genuineness, authenticity of authority from any such instrument or the person signing same. The Escrow Agent will not be liable for any action taken or not taken by it under the terms of this Agreement in the absence of fraud or gross negligence on its part.

     The further provisions shall govern the Escrow Agent's liabilities hereunder:

          (a) In receiving the Escrowed Shares, the Escrow Agent acts only as a depository and thereby assumes no responsibility, except pursuant to the terms of this Agreement.

          (b) The Escrow Agent may act or refrain from acting in respect of any matter covered by this Agreement in full reliance upon and with the advice of counsel which may be selected by it, and shall be fully protected in so acting or in refraining from acting upon the advice of such counsel. Furthermore, the Escrow Agent may rely and shall be protected in acting upon any writing that may be submitted to it in connection with its duties hereunder without determining the genuineness, authenticity or due authority from any such writing or the person signing same and shall have no liability or responsibility with respect to the form, content or validity thereof.

          (c) The Escrow Agent shall have no responsibility or liability for any act or omission on its part, notwithstanding any demand or notice to the contrary by the Sellers or any other person or entity, all subject to the sole limitation that the Escrow Agent exercises its best judgment. Except as herein expressly provided, none of the provisions of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur financial liability or expense in the performance of any of its duties hereunder.

          (d) The Escrow Agent is hereby authorized to comply with and obey all orders, judgments, decrees or writs entered or issued by any court, and in the event the Escrow Agent obeys or complies with any such order, judgment, decree or writ, in whole or in part, it shall not be liable to the Sellers and the Purchaser or any other parties to this Agreement, or to any other person or entity, by reason or such compliance, notwithstanding that it shall be determined that any such order, judgment, decree or writ be entered without jurisdiction or be invalid for any reason or be subsequently reversed, modified, annulled, satisfied or vacated.

          (e) The Escrow Agent shall not be required to institute or defend any action or legal process involving any matter referred to herein which in any manner affects its duties or liabilities hereunder to take any other action with reference to the Escrowed Shares not specifically agreed to herein, and the Escrow Agent shall not be responsible for any act or failure to act on its part except in the case of its own fraud or gross negligence.

          (f) Should any controversy arise between the Escrow Agent, the Sellers, or the Purchaser or between any other person or entity with respect to this Agreement, or with respect to the ownership of or the right to receive the Escrowed Shares, the Escrow Agent shall have the right to institute a plea of interpleader in any court of competent jurisdiction to determine the rights of the parties. Should a plea of interpleader be instituted, or should the Escrow Agent become involved in litigation in any manner whatsoever connected with or pertaining to this Agreement or the Escrowed Shares, the Sellers and the Purchaser hereby agree to pay the Escrow Agent, on demand, in addition to any charge made hereunder for acting as escrow agent, reasonable attorneys' fees incurred by the Escrow Agent, and any other disbursements, expenses, losses, costs, and damages in connection with or resulting from such litigation.

     6.   Indemnification.  The  Sellers  and  the  Purchaser  hereby  agree  to
          ---------------
indemnify and hold the Escrow Agent harmless from and against any and all claims, loses, liabilities, costs, damages, fees charges and expenses (including attorneys' fees) which the Escrow Agent may incur or sustain by reason of its acting as Escrow Agent under this Agreement, unless same shall result from the fraud or gross negligence of the Escrow Agent.

     7.   Resignation.  The  Escrow Agent may resign as escrow agent at any time
          -----------
by giving the Sellers and the Purchaser at least 10 days' prior written notice of such resignation. If, on the effective date of such resignation, the Escrow Agent has not received written instructions of appointment of a successor escrow agent, the Escrow Agent may thereupon deposit the Escrowed Shares and stock powers into the registry of a court of competent jurisdiction. The parties hereto intend that a substitute escrow agent will be appointed to fulfill the duties of the Escrow Agent hereunder for the remaining term of this Agreement in the event of the Escrow Agent's resignation, and the Sellers and the Purchaser will use their best efforts to promptly appoint a substitute Escrow Agent who shall be bound by the terms and provisions of this Agreement.

     8.   Termination  and  Amendment.  This  Agreement  shall  remain in effect
          ---------------------------
until the Escrowed Shares are delivered in accordance herewith; provided that any escrow agent hereunder who resigns in accordance with the terms hereof shall no longer be bound by this Agreement, but this Agreement shall remain in effect, notwithstanding such resignation, for purposes of determining the rights and duties of the Sellers and the Purchaser and any successor escrow agent. No amendment or modification to this Agreement shall be in force or effect unless signed by the parties hereto.

     9.   No  Trusteeship.  The  Sellers and the Purchaser agree that the Escrow
          ---------------
Agent is acting solely as an escrowee hereunder and not as a trustee and that the Escrow Agent has no fiduciary duties, obligations or liabilities under this Agreement.

     10.  Confidentiality.  Except  as required by applicable law, legal process
          ---------------
or other legal compulsion, the Escrow Agent shall hold all information relating to the transactions contemplated by this Agreement in strict confidence and under no circumstance shall any of the terms and conditions or the participants involved be disclosed, unless such disclosure is mandated by applicable law.

     11.  No  Contracts,  Arrangements,  Understandings  or  Relationships  with
          ----------------------------------------------------------------------
Respect to Securities.  Other than the Stock Pledge Agreement and this Agreement
---------------------
between the Sellers and the Purchaser, there are no contracts, arrangements, understandings or relationships (legal or otherwise) by any party to this Agreement or the Stock Purchase Agreement, the Note, the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein, or any other person with respect to the Escrowed Shares, or any other securities of the Company, including but not limited to transfer or voting of any of the Escrowed Shares, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

     12.  Attorneys' Fees.  In the event that it should become necessary for any
          ---------------
party entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys' fees and costs of court incurred by such other parties.

     13.  Benefit.  The  terms and provisions of this Agreement shall be binding
          -------
upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     14.  Notices.  All  notices,  requests,  demands,  and other communications
          -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Sellers, addressed to Ms. Janet Risher at P.O. Box 250, Rancho Santa Fe, California 92067, and to Mr. Richard Schmidt at 3427 Ybarra Road, Spring Valley, California 91978; and if to the Purchaser, addressed to Mr. Billy Ray at 1117 Perimeter Center Drive, Suite N415, Atlanta, Georgia 30327; and if to the Escrow Agent, addressed to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, telecopier (713) 237-3202, and e-mail nreynolds@gpm-law.com. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     15.  Construction.  Words  of  any  gender  used in this Agreement shall be
          ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     16.  Waiver.  No  course  of dealing on the part of any party hereto or its
          ------
agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     17.  Representations,  Warranties and Agreements to Survive.  All indemnity
          ------------------------------------------------------
agreements set forth in this Agreement, as well as all representations, warranties, covenants and other agreements set forth in this Agreement shall remain operative and in full force and effect at the termination of this Agreement, and any successor of the parties shall be entitled to the benefit of the respective representations, warranties and agreements made herein.

     18.  Cumulative  Rights.  The  rights  and  remedies  contained  in  this
          ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     19.  Invalidity.  In  the event any one or more of the provisions contained
          ----------
in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     20.  Headings.  The headings used in this Agreement are for convenience and
          --------
reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     21.  Excusable  Delay.  The  parties  shall not be obligated to perform and
          ----------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     22.  No  Third-Party  Beneficiary.  Any  agreement to pay an amount and any
          ----------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     23.  Governing  law; Jurisdiction.  This Agreement shall be governed by and
          ----------------------------
construed in accordance with the laws of the State of Texas without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in Houston, Texas, as well as of the District Courts of the State of Texas in Houston, Texas over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     24.  Incorporation  by  Reference.  The Stock Purchase Agreement, the Note,
          ----------------------------
the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein, constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     25.  Multiple  Counterparts.  This Agreement may be executed in one or more
          ----------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     26.  Controlling Agreement.  In the event of any conflict between the terms
          ---------------------
of this Agreement, the Stock Purchase Agreement, the Note, the Stock Pledge Agreement, and the Consulting Agreements or any of the Attachments referred to therein, the terms of the Stock Purchase Agreement shall control.

     27.  Entire  Agreement.  This  instrument contains the entire understanding
          -----------------
of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.




                                             -----------------------------------
                                             JANET RISHER


                                             -----------------------------------
                                             RICHARD SCHMIDT


                                             -----------------------------------
                                             BILLY RAY


                                             -----------------------------------
                                             NORMAN T. REYNOLDS

                                  ATTACHMENT D
                                THE STOCK POWERS

               ASSIGNMENT OF STOCK SEPARATE FROM STOCK CERTIFICATE


     The undersigned does hereby assign and transfer to ____________ 500,000 shares of the preferred stock of Spiderboy International, Inc., a Minnesota corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate No _________ and irrevocably appoint _____________as my attorney-in-fact for the sole purpose of transferring the shares of such stock on the books and records of the Company. I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated: February ___, 2004

WITNESS:


-------------------------------             ----------------------------------
Signature                                   Signature

                                            Janet  Risher
-------------------------------             ----------------------------------
Printed Name                                Printed Name

                                            P.O. Box 250
-------------------------------             ----------------------------------
Street Address                              Street Address

                                            Rancho Santa Fe, California  92067
-------------------------------             ----------------------------------
City, State and Zip Code                    City, State and Zip Code

               ASSIGNMENT OF STOCK SEPARATE FROM STOCK CERTIFICATE


     The undersigned does hereby assign and transfer to ____________ 10,925,752 shares of the common stock of Spiderboy International, Inc., a Minnesota corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate No _________ and irrevocably appoint ____________ as my attorney-in-fact for the sole purpose of transferring the shares of such stock on the books and records of the Company. I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated: February ___, 2004

WITNESS:


-------------------------------             ----------------------------------
Signature                                   Signature

                                            Janet  Risher
-------------------------------             ----------------------------------
Printed Name                                Printed Name

                                            P.O. Box 250
-------------------------------             ----------------------------------
Street Address                              Street Address

                                            Rancho Santa Fe, California  92067
-------------------------------             ----------------------------------
City, State and Zip Code                    City, State and Zip Code

               ASSIGNMENT OF STOCK SEPARATE FROM STOCK CERTIFICATE


     The undersigned does hereby assign and transfer to ____________ 500,000 shares of the preferred stock of Spiderboy International, Inc., a Minnesota corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate No ___________ and irrevocably appoint _______________ as my attorney-in-fact for the sole purpose of transferring the shares of such stock on the books and records of the Company. I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated: February ___, 2004

WITNESS:


-------------------------------             ----------------------------------
Signature                                   Signature

                                            Richard Schmidt
-------------------------------             ----------------------------------
Printed Name                                Printed Name

                                            3427 Ybarra Road
-------------------------------             ----------------------------------
Street Address                              Street Address

                                            Spring Valley, California 91978
-------------------------------             ----------------------------------
City, State and Zip Code                    City, State and Zip Code

               ASSIGNMENT OF STOCK SEPARATE FROM STOCK CERTIFICATE


     The undersigned does hereby assign and transfer to ____________ 10,925,751 shares of the common stock of Spiderboy International, Inc., a Minnesota corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate No __________ and irrevocably appoint _______________ as my attorney-in-fact for the sole purpose of transferring the shares of such stock on the books and records of the Company. I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated: February ___, 2004

WITNESS:


-------------------------------             ----------------------------------
Signature                                   Signature

                                            Richard Schmidt
-------------------------------             ----------------------------------
Printed Name                                Printed Name

                                            3427 Ybarra Road
-------------------------------             ----------------------------------
Street Address                              Street Address

                                            Spring Valley, California 91978
-------------------------------             ----------------------------------
City, State and Zip Code                    City, State and Zip Code

                                  ATTACHMENT E
                          FORM OF CONSULTING AGREEMENT

                              CONSULTING AGREEMENT

     THIS AGREEMENT is made this ___ day of __________________, 2004 by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company") and RICHARD SCHMIDT (the "Consultant").

     WHEREAS, the Company wishes to obtain the advice, contacts and expert judgment of the Consultant with respect to the conduct of the Company's business; and

     WHEREAS, the Company desires to have the Consultant act as an independent contractor for the purpose of providing such services to the Company; and

     WHEREAS, the Consultant is qualified and willing to provide such services pursuant to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Services.  The Company hereby engages and retains the Consultant as an
          --------
independent contractor to provide the services set forth herein. The Consultant hereby agrees to provide all reasonable and necessary services associated with the following: (a) the development of a comprehensive business plan; (b) future acquisition strategies; (c) capital development; and (d) any other ancillary services relating to the aforementioned (collectively, the "Services"). The Consultant has fully performed all of the Services hereunder.

     2.   Representations.  The Consultant hereby agrees to use its best efforts
          ---------------
in providing the Services and loyally representing the interests of the Company in accordance with the Company's reasonable requirements and objectives. The Consultant and the Company acknowledge that Consultant is experienced in providing the Services and will provide the Services with the diligence and care of others in the industry. The Consultant further represents that it has not, and shall not, enter into any agreement during the term of this Agreement which might prevent it from performing its obligations hereunder.

     3.   Fees.  In  full  consideration of the Services provided hereunder, the
          ----
Company hereby grants to the Consultant _________ shares of the common stock of the Company, no par value per share (the "Company Common Stock") for general business consulting to be issued within a reasonable time after the execution of this Agreement. One-third of the shares of the Company Common Stock to be issued hereunder will be registered securities pursuant to a registration statement on Form S-8 under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission (the "S-8 Shares"). One-third of such shares of the Company Common Stock will be restricted in their resale under Rule 144 promulgated under the Securities Act ("Rule 144"), but possessing piggyback registration rights, pursuant to that certain Registration Rights Agreement attached hereto as Attachment 1. The remaining one-third will
                                     ------------
be restricted in their resale under Rule 144 and will have no registration rights. Notwithstanding anything herein contained to the contrary, all shares of the Company Common Stock to be issued hereunder will be issued (i) first, to satisfy the obligation to issue the S-8 Shares, and (ii) then, the restricted shares to be issued subject to Rule 144 with registration rights, and (iii) finally, the shares to be issued subject to Rule 144 with no registration rights.

     The shares of the Company Common Stock to be issued under this Agreement shall be issued as follows:

          (a) Upon the later of July 1, 2004, or the vote of the shareholders of the Company to approve the change in the capital structure of the Company as provided in Paragraph 3(e) of that certain Amended and Restated Stock Purchase Agreement dated May 25, 2004, by and between Janet Risher and Richard Schmidt, the Company, and Billy V. Ray, Jr., the Company will issue ___________ shares to the Consultant.

          (b) As the Company increases its outstanding shares of the Company Common Stock it will issue additional shares of the Company Common Stock to the Consultant within 15 days of any such increase on a pro-rata basis determined as follows: ___________ times a fraction, the numerator of which is the total number of shares of the issued and outstanding Company Stock at the time in question and before the issuance of any additional shares to the Consultant hereunder, and the denominator of which is 204,000,000, less the number of shares of the Company Common Stock previously issued to the Consultant hereunder; subject, to the limitation that at no time will the number of shares of the Company Common Stock to be issued to the Consultant hereunder be in such an amount that following the issuance of such shares the Consultant will own more than 9.9 percent of the issued and outstanding shares of the Company Common Stock.

     The following example shows the operation of the foregoing discussion in Paragraph 3(b): Say the Company has issued and outstanding 150,000,000 shares of the Company Common Stock. After allowing for the initial issuance of the 4,000,000 shares of the Company Common Stock, the Consultant would be entitled to an additional 9,970,588 shares determined as follows:

                9,970,588 = 19,000,000 x 150,000,000 - 4,000,000
                                         -----------
                                         204,000,000

     4.   Representations and Warranties of the Consultant.  With respect to the
          ------------------------------------------------
S-8 Shares to be issued in payment for the Services rendered hereunder, the Consultant represents and warrants as follows:

          (a)  The  Consultant  is  a  natural  person;

          (b) He has provided bona fide services to the Company not related or connected to the resale of the S-8 Shares;

          (c) The Services were not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities;

          (d) By prearrangement or otherwise, the Company has not controlled or directed the resale of the S-8 Shares in the public market;

          (e) The Company or its affiliates have not directly or indirectly received a percentage of proceeds from any resales of the S-8 Shares by the Consultant, or

          (f) The proceeds from the resale of any such shares have not been applied to pay expenses of the Company that are not related to any service provided by the Consultant.

     5.   Restrictions  on Transfer.  The Consultant understands and agrees that
          -------------------------
the following restrictions and limitations are applicable to the shares of the Company Common Stock issued to the Consultant hereunder, other than the S-8
Shares:

          (a) The shares shall not be sold, pledged, hypothecated or otherwise transferred unless the shares are registered under the Securities Act of 1933, as amended, and the securities laws of any state or foreign jurisdiction, or are exempt therefrom;

          (b) A legend in substantially the following form has been or will be placed on any certificate or other document evidencing the shares:

          THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

          (c) Stop transfer instructions to the transfer agent of the shares have been or will be placed with respect to the shares so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph
(b)  above;  and

          (d) The legend and stop transfer instructions described in subparagraphs (b) and (c) above will be placed with respect to any new certificate or other document issued upon presentment by the Consultant of certificates or other documents for transfer.

     6.   Expenses.  All expenses, including travel and lodging, incurred by the
          --------
Consultant in the performance of the Services shall be the sole responsibility of the Consultant, unless otherwise agreed to in writing. During the continuance of this Agreement, the Consultant shall certify as regular and guarantee the Consultant's situation towards all relevant tax authorities, social administrations and professional organizations, if applicable, as being in conformity with the Consultant's status as an independent contractor.

     7.   Insurance.  The  parties  agree that the Company shall not be required
          ---------
to carry insurance or in any way insure the activities of the Consultant, its agents, servants or employees, nor shall the Company be liable for any of the acts or omissions of the Consultant, its agents, servants or employees. The Consultant further agrees to indemnify, defend, and hold harmless the Company from any and all claims, penalties, fines, causes of action, liabilities, or threats of such actions which arise out of or relate to this Agreement or the performance of the Services. This provision shall survive the termination of this Agreement.

     8.   Duration.  This Agreement shall remain in effect for a period of _____
          --------
years commencing on the date hereof, but shall automatically renew, if not terminated as provided for herein, for successive one year periods. Notwithstanding the foregoing, the Company or the Consultant may terminate this Agreement at any time upon 10 days' written notice.

     9.   Confidentiality.  All information relating to the business and affairs
          ---------------
of the Company shall be treated as Confidential Information, as hereinafter defined, by the Consultant both during and after the term hereof. Except with the prior approval of the Company, the Consultant shall not disclose any of the Confidential Information at any time to any person except authorized personnel of the Company and its affiliated corporations. The Consultant further agrees not to use any information made available to or coming into its possession or knowledge in a manner that is adverse to the business of the Company. All data, records and written material prepared or compiled by the Consultant or furnished to the Consultant during the term hereof shall be the sole and exclusive property of the Company, and none of such data, records or written materials, or copies thereof, shall be retained by the Consultant after the term of this Agreement.

     As used herein, the term "Confidential Information" includes, without limitation, information and knowledge pertaining to products, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, manufacturing, packaging, advertising, distribution and sales methods and systems, sales and profit figures, customer and client lists, and relationships between the Company and its affiliated corporations and dealers, distributors, customers, clients, suppliers and others who have had or will have had business dealings with the Company and its affiliated corporations. The term
"Confidential Information" does not include information which (a) becomes generally available to the public through no wrongful act on the part of the Consultant, (b) can be shown to have been previously available to the Consultant on a non-confidential basis prior to its disclosure to the Consultant by the Company, or its representatives, (c) becomes available to the Consultant on a non-confidential basis from a source other than the Company or its representatives, or (d) is required to be disclosed by order of a court of competent jurisdiction.

     Notwithstanding anything herein contained to contrary, the above described obligation with respect to confidentiality shall survive any termination of the Consultant's engagement hereunder or the termination of this Agreement.

     10.  No  Contracts,  Arrangements,  Understandings  or  Relationships  with
          ----------------------------------------------------------------------
Respect  to Securities.  There are no contracts, arrangements, understandings or
----------------------
relationships (legal or otherwise) by any party to this Agreement, or any other person with respect to the Company Common Stock, or any other securities of the Company, including but not limited to transfer or voting of any of the Company Common Stock, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

     11.  Attorneys' Fees.  In the event that it should become necessary for any
          ---------------
party entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys' fees and costs of court incurred by such other parties.

     12.  Benefit.  The  terms and provisions of this Agreement shall be binding
          -------
upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     13.  Conflict.  Notwithstanding  anything herein contained to the contrary,
          --------
in the event of any conflict between the terms of the Registration Rights Agreement or this Agreement, the terms of the Registration Rights Agreement shall control.

     14.  Relationship  of  Parties.  The Consultant is providing services on an
          -------------------------
independent contractor basis. Notwithstanding anything to the contrary herein, this Agreement shall not in any manner be construed to create a joint venture, partnership, agency or other similar form of relationship, and neither party shall have the right or authority to: (a) commit the other party to any obligation or transaction not expressly authorized by such other party, or (b) act or purport to act as agent or representative of the other, except as expressly authorized in writing by such other party. Further, the Consultant shall not be deemed to be an employee of the Company for any reason. The Company and the Consultant acknowledge that the Consultant shall not be entitled to any insurance, pension, profit sharing, retirement or other fringe benefits which the Company may provide to its employees during the term of this Agreement.

     15.  Notices.  All  notices,  requests,  demands,  and other communications
          -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy V. Ray, Jr. at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327, and if to the Consultant, addressed to Mr. _______ at ______________, telecopier (___) ______, and e-mail __________. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     16.  Construction.  Words  of  any  gender  used in this Agreement shall be
          ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     17.  Waiver.  No  course  of dealing on the part of any party hereto or its
          ------
agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     18.  Cumulative  Rights.  The  rights  and  remedies  contained  in  this
          ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     19.  Invalidity.  In  the event any one or more of the provisions contained
          ----------
in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     20.  Headings.  The headings used in this Agreement are for convenience and
          --------
reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     21.  Excusable  Delay.  The  parties  shall not be obligated to perform and
          ----------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     22.  No  Third-Party  Beneficiary.  Any  agreement to pay an amount and any
          ----------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     23.  Governing  law; Jurisdiction.  This Agreement shall be governed by and
          ----------------------------
construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     24.  Incorporation  by  Reference.  The  Attachments  to  this  Agreement
          ----------------------------
referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     25.  Multiple  Counterparts.  This Agreement may be executed in one or more
          ----------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     26.  Entire  Agreement.  This  instrument contains the entire understanding
          -----------------
of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                              SPIDERBOY INTERNATIONAL, INC.


                              By
                                  ----------------------------------------------
                                  Billy V. Ray, Jr., President


                                  ----------------------------------------------
                                  -----------------------


Attachment:
----------
Attachment 1 - Registration Rights Agreement

                                  ATTACHMENT 1
                          REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT is entered into as of _______________, 2004, by and between SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation (the "Company"), and _______________________ (the "Holder").

     WHEREAS, on even date herewith the Company executed and delivered to the Holder that certain Consulting Agreement (the "Consulting Agreement") whereby the Company has agreed to issue to the Holder up to ___________ shares of the Company's common stock, no par value per share (the "Company Common Stock"), in payment for services as described in the Consulting Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Registration  Rights  Available.  Pursuant to the terms and conditions
          -------------------------------
contained herein, and in the Consulting Agreement, the Company agrees to provide the Holder or any permitted assignee of the Holder (collectively, the "Holder") with the right to "piggyback" (the "Registration Rights") on a firm commitment underwritten offering with respect to the Company Common Stock and any other securities issued or issuable at any time or from time to time in respect of the Company Common Stock as a result of a merger, consolidation, reorganization, stock split, stock dividend, recapitalization or other similar event involving the Company (collectively, the "Registrable Securities").

     2.   Registration  Rights.  With  respect  to  the Registration Rights, the
          --------------------
parties  agree  as  follows:

          (a) Subject to Paragraph 2(b), the Company will (i) promptly give to the Holder written notice of any registration relating to an Underwritten Public Offering, and (ii) include in such registration (and related qualification under blue sky laws or other compliance) such of the Holder's Registrable Securities as are specified in the Holder's written request or requests, mailed in accordance with the terms of this Agreement within 30 days after the date of such written notice from the Company.

          (b) The right of the Holder to registration pursuant to the Registration Rights shall be conditioned upon the Holder's participation in such underwriting, and the inclusion of the Registrable Securities in the underwriting shall be limited to the extent provided herein. The Holder shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for the Underwritten Public Offering by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter determines that marketing factors require a limitation of the number of the Registrable Securities to be underwritten, the managing underwriter may limit some or all of the Registrable Securities that may be included in the registration and the Underwritten Public Offering as follows: the number of the Registrable Securities that may be included in the registration and the Underwritten Public Offering by the Holder shall be determined by multiplying the number of the shares of the Registrable Securities of all selling shareholders of the Company which the managing underwriter is willing to include in such registration and the Underwritten Public Offering times a fraction, the numerator of which is the number of the Registrable Securities requested to be included in such registration and the Underwritten Public Offering by the Holder, and the denominator of which is the total number of the Registrable Securities which all selling shareholders of the Company have requested to be included in such registration and the Underwritten Public
Offering. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocable to any such person to the nearest 100 shares. If the Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than seven days before the effective date of the Underwritten Public Offering. Any of the Registrable Securities excluded or withdrawn from the Underwritten Public Offering shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 60 days after the effective date of the Registration
Statement relating thereto, or such other shorter period of time as the underwriters may require.

     3.   Registration  Procedure.  With respect to the Registration Rights, the
          -----------------------
following  provisions  shall  apply:

          (a) The Holder shall be obligated to furnish to the Company and the underwriters such information regarding the Registrable Securities and the proposed manner of distribution of the Registrable Securities as the Company and the underwriters may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein and shall otherwise cooperate with the Company and the underwriters in connection with such registration, qualification or compliance.

          (b) With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission (the "SEC") which may at any time permit the sale of any Restricted Securities as defined in Rule 144 ("Rule 144") promulgated under the Securities Act of 1933, as amended (the "Securities Act") to the public without registration, the Company agrees to use its best lawful efforts to:

               (i) Make and keep public information available, as those terms are understood and defined in Rule 144 at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

               (ii) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

               (iii) So long as the Holder owns any Restricted Securities, to furnish to the Holder upon request a written statement from the Company as to its compliance with the reporting requirements of Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing the Holder to sell any Restricted Securities without registration.

          (c) The Company agrees that it will furnish to the Holder such number of prospectuses meeting the requirements of Section 10(a)(3) of the Securities Act, offering circulars or other documents incident to any registration, qualification or compliance referred to herein as provided or, if not otherwise provided, as the Holder from time to time may reasonably request.

          (d) All expenses (except for any underwriting and selling discounts and commissions and legal fees for the Holder's attorneys) of any registrations permitted pursuant to this Agreement and of all other offerings by the Company (including, but not limited to, the expenses of any qualifications under the blue sky or other state securities laws and compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of the Registrable Securities to the public in connection with such registration, of supplying prospectuses, offering circulars or other documents) will be paid by the Company.

          (e) In connection with the preparation and filing of any Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the Holder and the Holder's attorneys and accountants, the opportunity to participate in the preparation of any Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.

          (f) The Company shall notify each Holder of Registrable Securities covered by a Registration Statement, during the time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     4.   Blackout  Period.  At  any  time  after  the  effective  date  of  the
          ----------------
Registration Statement, if the Company gives to the Holder a notice pursuant to Paragraph 3(f) hereof and stating that the Company requires the suspension by the Holder of the distribution of any of the Registrable Securities, then the Holder shall cease distributing the Registrable Securities for such period of time (the "Blackout Period"), not to exceed 120 days from the time notice is sent until the Company informs the Holder that the Blackout Period has been terminated. Upon notice by the Company to the Holder of such determination, the Holder will (a) keep the fact of any such notice strictly confidential, (b) promptly halt any offer, sale, trading or transfer of any of the Registrable Securities for the duration of the Blackout Period, and (c) promptly halt any use, publication, dissemination or distribution of each prospectus included within the Registration Statement, and any amendment or supplement thereto by it and any of its affiliates for the duration of the Blackout Period.

     5.   Lock-Up.  In  connection  with  any  Underwritten Public Offering, the
          -------
Holder agrees, if requested, to execute a lock-up letter addressed to the managing underwriter in customary form agreeing not to sell or otherwise dispose of the Registrable Securities owned by the Holder (other than any that may be included in the offering) for a period not exceeding 180 days.

     6.   Delay  of  Registration.  No  Holder shall have any right to obtain or
          -----------------------
seek an injunction restraining or otherwise delaying any registration of the Registrable Securities as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     7.   Indemnification  by  the Company.  In the event of any registration of
          --------------------------------
the Registrable Securities of the Company under the Securities Act, pursuant to the terms of this Agreement, the Company agrees to indemnity and hold harmless the Holder and each other person who participates as an underwriter in the offering or sale of the Registrable Securities against any and all claims, demands, losses, costs, expenses, obligations, liabilities, joint or several, damages, recoveries and deficiencies, including interest, penalties and attorneys' fees (collectively the "Claims"), to which the Holder or any such underwriter may become subject under the Securities Act or otherwise, insofar as the Claims or actions or proceedings, whether commenced or threatened, in respect thereto arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which the Holder's Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any Claim or action or proceeding in respect thereto; provided that the Company shall not be liable in any such case to the extent that any Claim or action or proceeding in respect thereof or expense arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such underwriter and survive the transfer of the Registrable Securities by the Holder.

     8.   Indemnification  by  the  Holder.  The  Company  may  require,  as  a
          --------------------------------
condition to including the Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 7 hereof) the Company, each director and officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Notwithstanding the foregoing, the maximum liability hereunder which the Holder shall be required to suffer shall be limited to the net proceeds to the Holder from the Registrable Securities sold by the Holder in any such offering. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Registrable Securities by the Holder.

     9.   Notice  of  Claims.  Promptly after receipt by an indemnified party of
          ------------------
notice of the commencement of any action or proceeding involving a Claim, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of a Claim the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of a Claim.

     10.  Indemnification  Payments.  The  indemnification  required  by  this
          -------------------------
Agreement shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     11.  Assignment of Registration Rights.  The rights to cause the Company to
          ---------------------------------
register Registrable Securities pursuant to this Agreement may be assigned by the Holder to a transferee or assignee of such securities who shall, upon such transfer or assignment, be deemed a Holder under this Agreement; provided that the Company is furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which the Registration Rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and that such transferee or assignee is either (a) a member of the immediate family or a trust for the benefit of any Holder that is an individual or (b) a transferee or assignee that after the transfer or assignment holds all of the Registrable Securities.

     12.  Termination  of  this  Agreement.  This Agreement shall terminate with
          --------------------------------
respect to the Holder when all of the Registrable Securities have been registered as provided herein.

     13.  No  Contracts,  Arrangements,  Understandings  or  Relationships  with
          ----------------------------------------------------------------------
Respect  to Securities.  There are no contracts, arrangements, understandings or
----------------------
relationships (legal or otherwise) by any party to this Agreement, or any other person with respect to the Company Common Stock, or any other securities of the Company, including but not limited to transfer or voting of any of the Company Common Stock, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

     14.  Attorneys' Fees.  In the event that it should become necessary for any
          ---------------
party entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys' fees and costs of court incurred by such other parties.

     15.  Arbitration.  Any  controversy  or claim arising out of or relating to
          -----------
this Agreement, or the breach, termination, or validity thereof, shall be settled by final and binding arbitration in accordance with the Commercial
Arbitration Rules of the American Arbitration Association ("AAA Rules") in effect as of the effective date of this Agreement. The American Arbitration Association shall be responsible for (a) appointing a sole arbitrator, and (b) administering the case in accordance with the AAA Rules. The situs of the arbitration shall be San Diego, California. Upon the application of either party to this Agreement, and whether or not an arbitration proceeding has yet been initiated, all courts having jurisdiction hereby are authorized to: (x) issue and enforce in any lawful manner, such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement; and (y) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement. Any order or judgment rendered by the arbitrator may be entered and enforced by any court having competent jurisdiction.

     16.  Benefit.  All  the  terms  and  provisions  of this Agreement shall be
          -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns. Notwithstanding anything herein contained to the contrary, the Company shall have the right to assign this Agreement to any party without the consent of the Holder.

     17.  Conflict.  Notwithstanding  anything herein contained to the contrary,
          --------
in the event of any conflict between the terms of the Consulting Agreement or this Agreement, the terms of this Agreement shall control.

     18.  Notices.  All  notices,  requests,  demands,  and other communications
          -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy V. Ray, Jr. at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327, telecopier
(678) 443-2320, and if to the Holder, addressed to __________ at ______________, telecopier (___) ______, and e-mail __________. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     19.  Construction.  Words  of  any  gender  used in this Agreement shall be
          ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     20.  Waiver.  No  course  of dealing on the part of any party hereto or its
          ------
agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     21.  Cumulative  Rights.  The  rights  and  remedies  contained  in  this
          ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     22.  Invalidity.  In  the event any one or more of the provisions contained
          ----------
in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     23.  General  Assurances.  The  parties  agree to execute, acknowledge, and
          -------------------
deliver all such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the intent and purposes of this Agreement.

     24.  Time  of  the  Essence.  Time  is  of  the  essence of this Agreement.
          ----------------------

     25.  Headings.  The headings used in this Agreement are for convenience and
          --------
reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     26.  Excusable  Delay.  The  parties  shall not be obligated to perform and
          ----------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     27.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     28.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in San Diego, California, as well as of the Superior Courts of the State of California in San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     29.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     30.     Entire  Agreement.  This  instrument  contains  the  entire
             -----------------
understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.


                              SPIDERBOY INTERNATIONAL, INC.


                              By
                                  ----------------------------------------------
                                  Billy V. Ray, Jr., President


                                  ----------------------------------------------
                                  ----------------------

                                  EXHIBIT 4(l)
                                    CONTRACTS

                                                                    EXHIBIT 4(l)

                                    CONTRACTS

                                      None

                                  EXHIBIT 4(m)
                                   TAX MATTERS

                                                                    EXHIBIT 4(m)

                                   TAX MATTERS

                                      None

                                    EXHIBIT 7
         EXAMPLE OF THE EFFECT OF THE ISSUANCE OF NEW SHARES ON DILUTION

                                                                       EXHIBIT 7

     The Consultants will have the right to receive up to 43,000,000 shares of the Company Common Stock under the Consulting Agreements with the first issuance of 9,666,665 to take place upon the later of July 1, 2004, or the vote of the shareholders of the Company to approve the change in the capital structure of the Company as provided in Paragraph 3(e) hereof. Thereafter, the Consultants will be issued additional shares of the remaining balance of 33,333,335 shares ratably as new shares are issued as part of acquisitions, financing, employment contracts and board compensation packages maintaining roughly a 21.5 percentage ownership interest in the issued and outstanding shares of the Company Common Stock. For example, if the Company issues 500,000 shares in an acquisition, the Consultants would be issued approximately 107,500 of the 500,000 shares. All of these totals would be subject to the reverse split of up to one for 10. If the Company affects the reverse split as part of the 14A filing at one for 10, then the 43,000,000 would become 4,300,000, the 9,666,665 would become 966,666 and so forth. Regardless of whether or not the Consultants sell their stock or hold their stock the calculations will be based on what has been issued.

     As a further example, if the Company has performed a reverse split at one for 10, the most stock that would be issued under the Consulting Agreements would be 4,300,000 if and only if the Company had increased the total number of shares issued to 20,000,000 inclusive of the shares issued to the Consultants. If the Company has only increased the outstanding shares to 10,000,000 then the only shares that would be issued to the Consultants would be 2,150,000 inclusive in the 10,000,000.

                                  ATTACHMENT B
              SPECIAL RESOLUTION WITH RESPECT TO CHANGE OF DOMICILE

            SPECIAL RESOLUTION APPROVING PLAN AND AGREEMENT OF MERGER
                             AND CHANGE OF DOMICILE

     WHEREAS, it is in the best interests of the Company that it merge with and into Charys Holding Company, Inc. a Delaware Corporation ("Charys") as set forth in that certain Plan and Agreement of Merger by and between the Company and Charys, in the form attached as Attachment C (the "Plan of Merger") to the proxy
                                ------------
statement dated June 11, 2004, and presented to the special meeting of shareholders held June 25, 2004; and

     WHEREAS, pursuant to the Plan of Merger, among other things, (a) the Company shall be merged with and into Charys, to exist and be governed by the laws of the State of Delaware, (b) Charys will be the surviving corporation, (c) the holders of shares of the common stock, no par value per share, of the Company shall be entitled to receive one share of the common stock, $0.001 par value per share, of Charys for every 10 shares of the common stock of the Company held by the common shareholders of the Company; and the currently issued one share of the common stock of the Charys will be cancelled, and (d) the holders of shares of the preferred stock, par value $0.01 per share, of the Company shall be entitled to receive one share of the preferred stock, $0.001 par value per share, of Charys for every share of the preferred stock of the Company held by the preferred shareholders of the Company;

     NOW, THEREFORE, IT IS RESOLVED, that the Directors of the Company be, and they hereby are, authorized and directed to take whatever steps which may be necessary and to implement the Plan of Merger and to effectuate the merger and change of domicile approved herein.

                                  ATTACHMENT C
                                 PLAN OF MERGER

                          PLAN AND AGREEMENT OF MERGER
                                     BETWEEN
             SPIDERBOY INTERNATIONAL, INC. (A MINNESOTA CORPORATION)
                                       AND
              CHARYS HOLDING COMPANY, INC. (A DELAWARE CORPORATION)


     SPIDERBOY INTERNATIONAL, INC., a Minnesota corporation ("Spiderboy") and CHARYS HOLDING COMPANY, INC., a Delaware corporation ("Charys"), hereby agree as follows:

     1.     Plan  Adopted.  A  plan  of  merger  merging Spiderboy with and into
            -------------
Charys (this "Plan of Merger"), pursuant to the provisions of Chapter 302A.601 of the Minnesota Statutes (the "Minnesota Statutes"), Section 252 of the Delaware General Corporation Law (the "DGCL"), and Section 368(a)(1)(F) of the
Internal  Revenue  Code  of  1986,  as  amended,  is  adopted  as  follows:

          (a) Spiderboy shall be merged with and into Charys, to exist and be governed by the laws of the State of Delaware.

          (b) Charys shall be the surviving corporation (the "Surviving Corporation").

          (c) When this Plan of Merger shall become effective, the separate existence of Spiderboy shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of Spiderboy and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the merger (the "Merger").

          (d) The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Delaware, if any.

          (e) The Surviving Corporation will carry on business with the assets of Spiderboy, as well as the assets of Charys.

          (f) The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Chapter 302A.471 of the Minnesota Statutes or Section 262 of the DGCL.

          (g) The shareholders of Spiderboy will surrender all of their shares in the manner hereinafter set forth.

          (h) In exchange for the shares of Spiderboy surrendered by its shareholders, the Surviving Corporation will issue and transfer to such shareholders on the basis hereinafter set forth, shares of its common stock.

          (i)     The  presently  issued  shares  of  Charys  will be cancelled.

          (j) A copy of this Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any shareholder of any constituent corporation.

          (k) The authorized capital stock of Spiderboy is 50,000,000 shares of common stock, without par value per share, of which 48,627,775 shares are issued and outstanding, and 5,000,000 shares of preferred stock, par value $0.01 per share, of which 1,000,000 shares are issued and outstanding.

          (l) The authorized capital stock of Charys is 300,000,000 shares of common stock, par value $0.001 per share, of which one share is issued and outstanding, and 5,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are issued and outstanding.

     2.     Effective  Date.  The  effective  date of the Merger (the "Effective
            ---------------
Date") shall be the date of the filing of Articles of Merger and Certificate of Merger for Spiderboy and Charys in the States of Minnesota and Delaware, respectively.

     3.     Submission  to Shareholders.  This Plan of Merger shall be submitted
            ---------------------------
for approval separately to the shareholders of Spiderboy and Charys in the manner provided by the laws of the States of Minnesota and Delaware.

     4.     Manner  of  Exchange.  On  the  Effective  Date, the shareholders of
            --------------------
Spiderboy shall surrender their stock certificates to Charys in exchange for shares of the Surviving Corporation to which they are entitled.

     5.     Basis  of  Exchange.  The  holders of shares of the common stock, no
            -------------------
par value per share, of Spiderboy shall be entitled to receive one share of the common stock, $0.001 par value per share, of Charys for every 10 shares of the common stock of Spiderboy held by the common shareholders of Spiderboy. In addition, the currently issued one share of the common stock of Charys will be cancelled. As a result, following the merger, the current common shareholders of Spiderboy will hold all of the issued and outstanding shares of the common stock of the Surviving Corporation, par value $0.001 per share. Moreover, the holders of shares of the preferred stock, par value $0.01 per share, of Spiderboy shall be entitled to receive one share of the preferred stock, $0.001 par value per share, of Charys for every share of the preferred stock of Spiderboy held by the preferred shareholders of Spiderboy. As a result, following the merger, the current preferred shareholders of Spiderboy will hold all of the issued and outstanding shares of the preferred stock of the Surviving Corporation, par value $0.001 per share.

     6.     Directors  and  Officers.
            ------------------------

          (a) The present Board of Directors of Charys shall serve as the Board of Directors of the Surviving Corporation until such time as their successors have been elected and qualified.

          (b) If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors as provided in the Bylaws of the Surviving Corporation.

          (c) All persons who, on the Effective Date, are executive or administrative officers of Charys shall be officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine. The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

     7.     Certificate  of  Incorporation.  The Certificate of Incorporation of
            ------------------------------
Charys, existing on the Effective Date, a copy of which is attached hereto as Exhibit A and incorporated herein for all purposes, shall continue in full force
---------
as the Certificate of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     8.     Bylaws.  The Bylaws of Charys existing on the Effective Date, a copy
            ------
of  which  are  attached  hereto  as  Exhibit  B and incorporated herein for all
                                      ----------
purposes, shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     9.     Copies  of  the Plan of Merger.  A copy of this Plan of Merger is on
            ------------------------------
file at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327, the principal offices of Spiderboy, and 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327, the principal offices of Charys. A copy of this Plan of Merger will be furnished to any shareholder of Spiderboy or Charys, on written request and without cost.

     10.     Contractual  Consents  Needed.  The  parties to this Plan of Merger
             -----------------------------
shall have obtained, at or prior to the Effective Date, all consents required for the consummation of the transactions contemplated by this Plan of Merger from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of their respective businesses, properties, or assets are subject.

     11.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to Spiderboy, addressed to Billy V. Ray, Jr. at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327, telecopier (678) 443-2320, and e-mail bray@charys.com; and if to Charys, addressed to Billy V. Ray, Jr. at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30327, telecopier (678) 443-2320, and e-mail bray@charys.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     12.     Legal  Construction.  In  case  any  one  or more of the provisions
             -------------------
contained in this Plan of Merger shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Plan of Merger shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     13.     Benefit.  All the terms and provisions of this Plan of Merger shall
             -------
be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their successors and permitted assigns.

     14.     Law Governing.  This Plan of Merger shall be construed and governed
             -------------
by the laws of the State of Delaware, and all obligations hereunder shall be deemed performable in Atlanta, Georgia.

     15.     Perfection  of  Title.  The  parties hereto shall do all other acts
             ---------------------
and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Plan of Merger, and to carry out the intent of this Plan of Merger.

     16.     Cumulative Rights.  The rights and remedies of any party under this
             -----------------
Plan of Merger and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     17.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, nor any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Plan of Merger or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     18.     Construction.  Whenever  used  herein,  the  singular  number shall
             ------------
include the plural, the plural number shall include the singular, and the masculine gender shall include the feminine.

     19.     Multiple  Counterparts.  This Plan of Merger may be executed in one
             ----------------------
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Plan of Merger on May 26, 2004.

                                SPIDERBOY INTERNATIONAL, INC.



                                By  /s/  Billy V. Ray, Jr.
                                  --------------------------------------
                                  Billy V. Ray, Jr., President

                                CHARYS HOLDING COMPANY, INC.



                                By  /s/  Billy V. Ray, Jr.
                                  --------------------------------------
                                  Billy V. Ray, Jr., President

Attachments:
-----------
Exhibit A - Certificate of Incorporation of Charys Holding Company, Inc. Exhibit B - Bylaws of Charys Holding Company, Inc.

                                    EXHIBIT A
                         CERTIFICATE OF INCORPORATION OF
                          CHARYS HOLDING COMPANY, INC.
                             A DELAWARE CORPORATION

                          CERTIFICATE OF INCORPORATION
                                       OF
                          CHARYS HOLDING COMPANY, INC.

     Pursuant to the Delaware General Corporation Law (the "DGCL"), the undersigned, being of the age of 18 years or more and acting as the incorporator of CHARYS HOLDING COMPANY, INC. (the "Company"), under the laws of the State of Delaware, hereby adopts this Certificate of Incorporation:

                                    ARTICLE I
                                      NAME

     The name of the Company is Charys Holding Company, Inc.

                                   ARTICLE II
                           REGISTERED OFFICE AND AGENT

     The address of its registered office in the State of Delaware is 615 South Dupont Highway, Dover, Kent County, Delaware, 19901. The name of its registered agent at such address is Capitol Services, Inc.

                                   ARTICLE III
                                    BUSINESS

     The purpose of the Company shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the DGCL.

                                   ARTICLE IV
                                  CAPITAL STOCK

     1.     Authorized  Stock.  The  total  number  of shares of stock which the
            -----------------
Company shall have authority to issue is 350,000,000, consisting of 300,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and 50,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

     2.     Preferred  Stock.  The  Preferred  Stock  may be issued from time to
            ----------------
time in one or more series. The Company's board of directors (the "Board of Directors") is hereby authorized to create and provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable section of the DGCL (the "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title.

          (b) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

          (c) Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series.

          (d)     The  dates  at  which  dividends,  if  any,  shall be payable.

          (e) The redemption rights and price or prices, if any, for shares of the series.

          (f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

          (g) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

          (h) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

          (i) Restrictions on the issuance of shares of the same series or of any other class or series.

          (j) The voting rights, if any, of the holders of shares of the series.

          (k) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

     3.     Common  Stock.  The  Common  Stock  shall  be subject to the express
            -------------
terms of the Preferred Stock and any series thereof. Each share of the Common Stock shall be equal to each other share of Common Stock. The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

     4.     Voting  Rights.  Except  as  may  be provided in this Certificate of
            --------------
Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. At each election for directors every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any stockholder to cumulate his votes in any election of directors.

     5.     Denial of Preemptive Rights.  No stockholder of the Company shall by
            ---------------------------
reason of his holding shares of any class have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company now or hereafter to be authorized or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

                                    ARTICLE V
                                  INCORPORATOR

     The  name  and  mailing  address  of  the  incorporator  is  as  follows:

                   NAME                             ADDRESS
                   ----                             -------
             Norman T. Reynolds          815 Walker Street, Suite 1250
                                             Houston, Texas 77002

                                   ARTICLE VI
                              ELECTION OF DIRECTORS

     1.     Number.  The  number  of directors constituting the initial Board of
            ------
Directors of the Company is three. The names and addresses of the persons who are to serve as the initial directors until the first annual meeting of the stockholders, or until their successors have been elected and qualified are:

               Name                                   Address
               ----                                   -------
         Billy V. Ray, Jr.                      6345 Glen Oaks Lane,
                                               Atlanta Georgia 30328

       Richard Mangiarelli             2820 La Mirada Drive, Suite H, Vista,
                                                 California 92083

           John Jordan                 2820 La Mirada Drive, Suite H, Vista,
                                                 California 92083


     The business and affairs of the Company shall be conducted and managed by, or under the direction of, the Board of Directors. The total number of directors constituting the entire Board of Directors shall be fixed and may be altered from time to time by or pursuant to a resolution passed by the Board of Directors.

     2.     Classes  of Directors.  The Board of Directors shall be divided into
            ---------------------
three classes, Class A, Class B and Class C. Such classes shall be as nearly equal in number of directors as possible. Each director shall serve for a term expiring at the third annual meeting following the annual meeting at which such director was elected; provided, however, that the directors first elected to Class A shall serve for an initial term expiring at the annual meeting following the end of the Company's 2004 fiscal year, the directors first elected to Class B shall serve for an initial term expiring at the second annual meeting next following the end of the Company's 2004 fiscal year, and the directors first elected to Class C shall serve for an initial term expiring at the third annual meeting next following the end of the Company's 2004 fiscal year. Notwithstanding anything herein contained to the contrary, the persons named in subparagraph 1 of this Article VI shall be Class C directors. Moreover, except as otherwise provided in this Certificate of Incorporation or any Preferred Stock Designation, directors who are elected at an annual meeting of stockholders, and directors elected in the interim to fill vacancies and newly created directorships, shall hold office for the term for which elected and until their successors are elected and qualified or until their earlier death, resignation or removal. Whenever the holders of any class or classes of stock or any series thereof shall be entitled to elect one or more directors pursuant to any Preferred Stock Designation, and except as otherwise provided herein or therein, vacancies and newly created directorships of such class or classes or series thereof may be filled by a majority of the directors elected by such class or classes or series thereof then in office, by a sole remaining director so elected or by the unanimous written consent or the affirmative vote of a majority of the outstanding shares of such class or classes or series entitled to elect such director or directors.

     3.     Vacancies.  Except  as  otherwise provided for herein, newly created
            ---------
directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the newly created directorship or for the directorship in which the vacancy occurred, and until such director's successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation or removal. Subject to the provisions of this Certificate of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     4.     Removal of Directors.  Except as otherwise provided in any Preferred
            --------------------
Stock Designation, any director may be removed from office only by the affirmative vote of the holders of two-thirds (2/3) or more of the combined voting power of the then outstanding shares of capital stock of the Company entitled to vote at a meeting of stockholders called for that purpose, voting together as a single class.

                                   ARTICLE VII
                        POWERS OF THE BOARD OF DIRECTORS

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

          (a) To authorize and cause to be executed mortgages and liens upon the real and personal property of the Company.

          (b) To set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

          (c) The Board of Directors may, by resolution adopted by a majority of the whole Board, designate an Executive Committee, and one or more additional committees, to exercise, subject to applicable provisions of law, such powers of the Board of Directors in the management of the business and affairs of the Company as set forth in said resolution, but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required to be submitted to the stockholders for approval or, (ii) adopting, amending or repealing any Bylaw of the Company. The Executive Committee and each such other committee shall consist of two or more directors of the Company. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee may to the extent permitted by law exercise such powers and shall have such responsibilities as shall be specified in the designating resolution. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

          (d) When and as authorized by the stockholders in accordance with law, to sell, lease or exchange all or substantially all of the property and assets of the Company, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the Company.

                                  ARTICLE VIII
                             RECEIVERS AND TRUSTEES

     Whenever a compromise or arrangement is proposed between the Company and its creditors or any class of them and/or between the Company and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Company or of any creditor or stockholder thereof, on the application of any receiver or receivers appointed for the Company under the provisions of Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Company under the provisions of Section 279 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Company, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Company, as the case may be, agree to any compromise or arrangement and to any reorganization of the Company as a consequence of such compromise or arrangement, the said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Company, as the case may be, and also on the Company.

                                   ARTICLE IX
                                     BYLAWS

     Bylaws of the Company may be adopted, amended or repealed by the Board of Directors or by the affirmative vote of the holders of a majority of the Company's stock, outstanding and entitled to vote at the meeting at which any Bylaw is adopted, amended or repealed. Such Bylaws may contain any provision for the regulation and management of the affairs of the Company and the rights or powers of its stockholders, directors, officers or employees not inconsistent with statute or this Certificate of Incorporation.

                                    ARTICLE X
                    AMENDMENT OF CERTIFICATE OF INCORPORATION

     The Company reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                   ARTICLE XI
                                    EXISTENCE

     The  Company  is  to  have  perpetual  existence.

                                   ARTICLE XII
                             LIMITATION OF LIABILITY

     A director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of his fiduciary duty as a director; provided, however, that this Article XII shall not eliminate or limit the liability of a director: (a) for any breach of the director's duty of loyalty to the Company or stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of the DGCL, or (d) for any transaction from which the director derived an improper personal benefit.

     If the DGCL is amended after the date of filing of this Certificate of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this Article by the stockholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

                                  ARTICLE XIII
               BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

     The Company shall be governed by Section 203 of the DGCL. Provided, however, notwithstanding anything herein contained to the contrary, the provisions of Section 203 of the DGCL shall not be applicable to Billy V. Ray, Jr.

                                   ARTICLE XIV
                                 INDEMNIFICATION

     The Company shall indemnify each director and officer of the Company who may be indemnified, to the fullest extent permitted by Section 145 of the DGCL ("Section 145"), as it may be amended from time to time, in each and every situation where the Company is obligated to make such indemnification pursuant to Section 145. In addition, the Company shall indemnify each of the Company's directors and officers in each and every situation where, under Section 145, the Company is not obligated, but is permitted or empowered, to make such indemnification. The Company may, in the sole discretion of the Board of Directors, indemnify any other person who may be indemnified pursuant to Section 145 to the extent the Board of Directors deems advisable, as permitted by such section. The Company shall promptly make or cause to be made any determination which Section 145 requires.

                                   ARTICLE XV
                      TRANSACTIONS WITH INTERESTED PARTIES

     No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (c) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of April, 2004.


                                           /s/  Norman T. Reynolds
                                           -------------------------------------
                                           NORMAN T. REYNOLDS
                                           INCORPORATOR

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                          CHARYS HOLDING COMPANY, INC.
            a corporation organized and existing under and by virtue
                                     of the
                General Corporation Law of the State of Delaware

DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of Charys Holding Company, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing Paragraph 1 of the Article thereof numbered "IV" so that, as amended, said Paragraph 1 of Article IV shall be and read as follows:

          1.  Authorized  Stock.  The  total number of shares of stock which the
              -----------------
     Company shall have authority to issue is 305,000,000, consisting of 300,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and 5,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

     SECOND:    That  thereafter,  pursuant  to  resolution  of  its  Board  of
Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD:     That  said  amendment  was  duly  adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH:    That  the capital of said corporation shall not be reduced under or  by  reason  of  said  amendment.

     IN WITNESS WHEREOF, said Charys Holding Company, Inc.. has caused this certificate to be signed by Billy V. Ray, Jr., an Authorized Officer, this 21st day of May, 2004.


                                           By: Billy V. Ray, Jr.
                                           Authorized Officer

                                           Title:President

                                           Name: Billy V. Ray, Jr.

                                    EXHIBIT B
                                    BYLAWS OF
                          CHARYS HOLDING COMPANY, INC.,
                             A DELAWARE CORPORATION

                                     BYLAWS
                                       OF
                          CHARYS HOLDING COMPANY, INC.

                                    ARTICLE I
                               OFFICES AND RECORDS

     1.1     Delaware  Office.  The registered office of Charys Holding Company,
             ----------------
Inc. (the "Company") in the State of Delaware shall be located in the City of Dover, and the name and address of its registered agent is Capitol Services, Inc., 615 South Dupont Highway, Dover, Delaware 19901.

     1.2     Other  Offices.  The  Company  may  have such other offices, either
             --------------
within or without the State of Delaware, as the Company's board of directors (the "Board of Directors") may from time to time designate or as the business of the Company may from time to time require, including, without limitation, the Company's principal business office in Atlanta, Georgia.

     1.3     Books  and  Records.  The  books  and records of the Company may be
             -------------------
kept outside the State of Delaware at such place or places as may from time to time be designated by the Board of Directors.

                                   ARTICLE II
                                  STOCKHOLDERS

     2.1     Annual  Meeting.  The annual meeting of stockholders of the Company
             ---------------
shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine for the purpose of electing directors and for the transaction of such other business as may be properly brought before the meeting.

     2.2     Special  Meeting.  Subject  to  the  rights  of  the holders of any
             ----------------
series of the Company's preferred stock, par value $0.001 per share (the "Preferred Stock"), as designated in any resolutions adopted by the Board of Directors and filed with the State of Delaware (a "Preferred Stock Designation"), special meetings of the stockholders may be called by the Board of Directors or by one or more stockholders holding at least one-tenth of the shares entitled to vote at any such meeting.

     2.3     Place  of  Meeting.  The Board of Directors may designate the place
             ------------------
of meeting for any meeting of the stockholders. If no designation is made by the Board of Directors, the place of meeting shall be the principal business office of the Company in Atlanta, Georgia.

     2.4     Notice  of  Meeting.  Written or printed notice, stating the place,
             -------------------
day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be prepared and delivered by the Company not less than 10 days nor more than 60 days before the date of the meeting, either personally or by mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at such stockholder's address as it appears on the stock transfer books of the Company. Such further notice shall be given as may be required by law. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company's notice of meeting. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Paragraph 7.4 of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.

     2.5     Quorum  and Adjournment.  Except as otherwise provided by law or by
             -----------------------
the Certificate of Incorporation, the holders of a majority of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors (the "Voting Stock"), represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series voting as a class, the holders of a majority of the voting power of the shares of such class or series shall constitute a quorum for the transaction of such business. The chairman of the meeting or a majority of the shares of Voting Stock so represented may adjourn the meeting from time to time, whether or not there is such a quorum (or, in the case of specified business to be voted on by a class or series, the chairman or a majority of the shares of such class or series so represented may adjourn the meeting with respect to such specified business). No notice of the time and place of adjourned meetings need be given except as required by law. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     2.6     Proxies.  At  all  meetings of stockholders, a stockholder may vote
             -------
by proxy executed in writing by the stockholder or as may be permitted by law, or by such stockholder's duly authorized attorney-in-fact. Such proxy must be filed with the Secretary of the Company or such stockholder's representative at or before the time of the meeting.

     2.7     Notice  of  Stockholder  Business  and  Nominations.
             ---------------------------------------------------

          A.   Annual  Meetings  of  Stockholders.
               ----------------------------------

               (1) Nominations of persons for election to the Board of Directors of the Company and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Company's notice of meeting delivered pursuant to Paragraph 2.4 of these Bylaws, (b) by or at the direction of the Board of Directors, or (c) by any stockholder of the Company who is entitled to vote at the meeting, who complied with the notice procedures set forth in clauses (2) and (3) of this Paragraph 2.7(A) and these Bylaws and who was a stockholder of record at the time such notice is delivered to the Secretary of the Company.

               (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of Paragraph 2.7(A)(1) of these Bylaws, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal office of the Company not less than 70 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of an annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from the first anniversary date of the previous year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner, and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

               (3) Notwithstanding anything in the second sentence of Paragraph 2.7(A)(2) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Company is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Company at least 80 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by these Bylaws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal office of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

          B.     Special  Meetings of Stockholders.  Only such business shall be
                 ---------------------------------
conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company's notice of meeting pursuant to Paragraph
2.4 of these Bylaws. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Company's notice of meeting (a) by or at the direction of the Board of Directors, or (b) by any stockholder of the Company who is entitled to vote at the meeting, who complies with the notice procedures set forth in these Bylaws and who is a stockholder of record at the time such notice is delivered to the Secretary of the Company. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder's notice as required by Paragraph 2.7(A)(2) of these Bylaws shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

          C.    General.
                -------

               (1) Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded.

               (2) For purposes of these Bylaws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

               (3) Notwithstanding the foregoing provisions of these Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     2.8     Procedure  for Election of Directors.  Election of directors at all
             ------------------------------------
meetings of the stockholders at which directors are to be elected may be by written ballot, and, subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, directors shall be elected by a plurality of the votes cast at such meetings. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all matters other than the election of directors submitted to the stockholders at any meeting shall be decided by a majority of the votes cast with respect thereto.

     2.9     Inspectors  of  Elections;  Opening  and  Closing  the  Polls.
             -------------------------------------------------------------

          A. The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Company in other capacities, including, without limitation, as officers, employees, agents or representatives of the Company, to act at a meeting of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. The inspectors shall have the duties prescribed by the Delaware General Corporation Law (the "DGCL").

          B. The secretary of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

     2.10     Stockholder  Action by Written Consent.  Any action required to be
              --------------------------------------
taken at any annual or special meeting of stockholders, or any action which may be taken at any such meeting, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                                   ARTICLE III
                               BOARD OF DIRECTORS

     3.1     General.  The  powers of the Company shall be exercised by or under
             -------
the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors. The Board of Directors shall be divided into three classes as provided in the Company's Certificate of Incorporation. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Company and do all such lawful acts and things as are not by law or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

     3.2     Number,  Tenure  and  Qualifications.  Subject to the rights of the
             ------------------------------------
holders of any series of Preferred Stock to elect directors under specific circumstances, the number of directors shall be fixed by, and may be increased from time to time by, the affirmative vote of a majority of the members at any time constituting the Board of Directors. Each director shall hold office for the full term for which such director is elected and until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal in accordance with the Certificate of Incorporation or these Bylaws. Directors need not be residents of the State of Delaware or stockholders of the Company.

     3.3     Place  of Meeting; Order of Business.  Except as otherwise provided
             ------------------------------------
by law, meetings of the Board of Directors, regular or special, may be held either within or without the State of Delaware, at whatever place is specified by the person or persons calling the meeting. In the absence of specific designation, the meetings shall be held at the principal office of the Company. At all meetings of the Board of Directors, business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in his absence by the President, or by resolution of the Board of Directors.

     3.4     Regular  Meetings.  A regular meeting of the Board of Directors may
             -----------------
be held without other notice than these Bylaws immediately after, and at the same place as, each annual meeting of stockholders. The Board of Directors may, by resolution, provide the time and place, and charges thereof, for the holding of additional regular meetings without other notice than such resolution.

     3.5     Special Meetings.  Special meetings of the Board of Directors shall
              ---------------
be  called  at  the  request  of  the Chairman of the Board, the Chief Executive
Officer or a majority of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.

     3.6     Notice of Special Meetings.  Notice of any special meeting shall be
             --------------------------
given to each director at such director's business or residence in writing or by telegram or by telephone communication. If mailed, such notice shall be deemed adequately delivered when deposited in the United States mail so addressed, with postage thereon prepaid, at least five days before such meeting. If by telegram, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company at least 24 hours before such meeting. If by facsimile transmission, such notice shall be transmitted at least 24 hours before such meeting. If by telephone, the notice shall be given at least 12 hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in writing, either before or after such meeting.

     3.7     Quorum.  A  majority  of  the Board of Directors shall constitute a
             ------
quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

     3.8     Vacancies.  Subject  to  the rights of the holders of any series of
             ---------
Preferred Stock to elect additional directors under specific circumstances, and except as provided in the Certificate of Incorporation, vacancies resulting from death, resignation or removal, and newly created directorships resulting from any increase in the authorized number of directors, shall be filled by the affirmative vote of a majority of the remaining directors then in office, though less than a quorum of the Board of Directors, and directors so chosen shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or the new directorship was created and until such director's successor shall have been duly elected and qualified or until his earlier death, resignation or removal. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

     3.9.     Committees  of  the  Board  of  Directors.
              -----------------------------------------

          A. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees (in addition to those listed below), each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in such resolution or in the Certificate of Incorporation or these Bylaws, shall have and may exercise all of the authority of the Board of Directors to the extent permitted by the DGCL. Any such committee may authorize the seal of the Company to be affixed to all papers which may require it. In addition to the above, such committee or committees shall have such other powers and limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

          B. The Board of Directors shall have the power at any time to change the membership of any such committee and to fill vacancies in it. A majority of the number of members of any such committee shall constitute a quorum for the transaction of business unless a greater number is required by a resolution adopted by the Board of Directors. The act of the majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee, unless the act of a greater number is required by a resolution adopted by the Board of Directors. Each such committee may elect a chairman and appoint such subcommittees and assistants as it may deem necessary. Except as otherwise provided by the Board of Directors, meetings of any committee shall be conducted in accordance with Paragraphs 3.4, 3.5, 3.6, 3.7, 3.8, 3.10, 3.11 and 7.4 hereof. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any member of any such committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of a member of a committee shall not of itself create contract rights.

          C. Any action taken by any committee of the Board of Directors shall promptly be recorded in the minutes and filed with the Secretary.

          D. Notwithstanding anything herein contained to the contrary, the composition and powers of any committee of the Board of Directors are expressly subject to the requirements of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, or the Exchange Act.

          E.     Executive  Committee.  The  Board  of  Directors  may create an
                 --------------------
Executive Committee of the Board of Directors, which committee shall have and may exercise all the powers and authority of the Board of Directors between regular or special meetings of the Board of Directors in the management of the business and affairs of the Company, except to the extent limited by Delaware law. Without limiting the generality of the foregoing, the Executive Committee shall have the power and authority to (a) declare dividends on any class of capital stock of the Company, (b) authorize the issuance of capital stock of the Company, (c) adopt plans of merger, and (d) in reference to amending the Certificate of Incorporation, to the extent authorized in the resolution or resolutions providing for the issuance of shares of capital stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemptions, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Company or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series.

          F.     Audit  Committee.  The  Board  of Directors may create an Audit
                 ----------------
Committee of the Board of Directors whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Audit Committee shall have and may exercise the power and authority to recommend to the Board of Directors the accounting firm to be selected by the Board of Directors or to be recommended by it for stockholder approval, as independent auditor of the financial statements of the Company and its subsidiaries, and to act on behalf of the Board of Directors in meeting and reviewing with the independent auditors, the chief accounting officer, the chief internal auditor, if any, and the appropriate corporate officers, matters relating to corporate financial reporting and accounting procedures and policies, adequacy of financial, accounting and operating controls and the scope of the respective audits of the independent auditors and the internal auditor, if any. The Audit Committee shall also review the results of such audits with the respective auditors and shall report the results of those reviews to the Board of Directors. The Audit Committee shall submit to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operational controls and safeguards. The Audit Committee may submit to the Compensation Committee any recommendations it may have with respect to the compensation of the chief accounting officer and the chief internal auditor, if any. The Board of Directors shall, by resolution adopted by a majority of the Board of Directors, designate not less than two of its qualifying members from time to time to constitute members of the Audit Committee.

          G.     Nominating  Committee.  The  Board  of  Directors  may create a
                 ---------------------
Nominating Committee of the Board of Directors, which committee shall have and may exercise the power and authority to recommend to the Board of Directors prior to each annual meeting of the stockholders of the Company: (a) the appropriate size and composition of the Board of Directors; and (b) nominees:
(1) for election to the Board of Directors for whom the Company should solicit proxies; (2) to serve as proxies in connection with the annual stockholders' meeting; and (3) for election to all committees of the Board of Directors other than the Nominating Committee. The Board of Directors shall, by resolution adopted by a majority of the Board, designate one or more of its members from time to time to constitute members of the Nominating Committee.

          H.     Compensation  Committee.  The  Board  of Directors may create a
                 -----------------------
Compensation Committee of the Board of Directors, whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Compensation Committee shall have and may exercise all the power and authority to (a) establish a general compensation policy for the officers and employees of the Company, including to establish and at least annually review officers' salaries and levels of officers' participation in the benefit plans of the Company, (b) prepare any reports that may be required by the regulations of the Securities and Exchange Commission or otherwise relating to officer compensation, (c) approve any increases in directors' fees, and (d) exercise all other powers of the Board of Directors with respect to matters involving the compensation of employees and the employee benefits of the Company as shall be delegated by the Board of Directors to the Compensation Committee from time to time. Without limiting the generality of the foregoing, the Compensation Committee shall have the power and authority to authorize the issuance of capital stock of the Company pursuant to any compensation or benefit plan or arrangement adopted or entered into by the Company. The Board of Directors shall, by resolution adopted by a majority of the Board, designate two or more of its qualifying members from time to time to constitute members of the Compensation Committee.

     3.10     Action  Without  a  Meeting.  Unless  otherwise  restricted by the
              ---------------------------
Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors, or any committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors, or such committee, as the case may be, and filed with the Secretary.

     3.11     Board and Committee Telephone Meetings.  Subject to the provisions
              --------------------------------------
required or permitted by the DGCL for notice of meetings, unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Paragraph 3.11 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     3.12     Removal.  Subject  to  the  rights of the holders of any series of
              -------
Preferred Stock to elect additional directors under specific circumstances, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

                                   ARTICLE IV
                                    OFFICERS

     4.1     Designation.  The  officers  of  the  Company  shall  consist  of a
             -----------
Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Secretary, Chief Financial Officer, Treasurer, Controller and such Executive, Senior or other Vice Presidents, Assistant Secretaries, Assistant Treasurers, Assistant Controllers and other officers as may be elected or appointed by the Board of Directors from time to time. Any number of offices may be held by the same person. The Chairman of the Board may also serve as the Chief Executive Officer. The Chairman of the Board shall be chosen from the directors. All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective stockholders and of the Board of Directors.

     4.2     Election  and  Term of Office.  The elected officers of the Company
             -----------------------------
shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held at the time of each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Subject to Paragraph 4.9 of these Bylaws, each officer shall hold office until such officer's successor shall have been duly elected and shall have qualified or until such officer's death or until such officer shall resign.

     4.3     Chairman  of the Board.  The Chairman of the Board shall preside at
             ----------------------
all meetings of the stockholders and of the Board of Directors. The Chairman shall make reports to the Board of Directors and the stockholders and shall perform all such other duties as are properly required of him by the Board of Directors.

     4.4     Chief  Executive  Officer.  The  Chief  Executive  Officer shall be
             -------------------------
responsible for the general management of the affairs of the Company and shall perform all duties incidental to the Chief Executive Officer's office which may be required by law and all such other duties as are properly required of him by the Board of Directors. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect.

     4.5     President.  The  President  (if  one  shall have been chosen by the
             ---------
Board of Directors) shall act in a general executive capacity and shall assist the Chairman of the Board in the administration and operation of the Company's business and general supervision of its policies and affairs. The President shall, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of stockholders and of the Board of Directors. The President may sign, alone or with the Secretary, or an Assistant Secretary, or any other proper officer of the Company authorized by the Board of Directors, certificates, contracts, and other instruments of the Company as authorized by the Board of Directors.

     4.6     Vice  Presidents.  Each  Vice  President shall have such powers and
             ----------------
perform such duties as from time to time may be assigned to him by the Board of Directors or be delegated to him by the President. The Board of Directors may assign to any Vice President general supervision and charge over any territorial or functional division of the business and affairs of the Company.

     4.6.     Chief Financial Officer.  The Chief Financial Officer shall be the
              -----------------------
chief accounting officer of the Company and shall have general charge and supervision of the day to day financial operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief financial officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors or the Audit Committee.

     4.7     Secretary.  The  Secretary shall give, or cause to be given, notice
             ---------
of all meetings of stockholders and directors and all other notices required by law or by these Bylaws, and in case of the Secretary's absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board, the Chief Executive Officer, or by the Board of Directors, upon whose request the meeting is called as provided in these Bylaws. The Secretary shall record all the proceedings of the meetings of the Board of Directors, any committees thereof and the stockholders of the Company in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the Board of Directors, the Chairman of the Board or the Chief Executive Officer. The Secretary shall have the custody of the seal of the Company and shall affix the same to all instruments requiring it, when authorized by the Board of Directors, the Chairman of the Board or the Chief Executive Officer, and attest to the same.

     4.8     Treasurer.  The  Treasurer  shall have the custody of the Company's
             ---------
funds and securities and shall keep full and accurate accounts of receipt and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Chief Financial Officer or the Board of Directors. The Treasurer shall disburse the funds of the Company as may be ordered by the Chief Financial Officer or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the liquidity of the Company. If required by the Board of Directors, the Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

     4.9.     Controller.  The  Controller,  if  there  is  one,  shall maintain
              ----------
records of all assets, liabilities, and transactions of the Company and shall be responsible for the design, installation and maintenance of accounting and cost control systems and procedures for the Company and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Chief Financial Officer, Board of Directors or the Audit Committee.

     4.10.     Assistant  Secretaries.  Except  as  may be otherwise provided in
               ----------------------
these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

     4.11.     Assistant  Treasurers.  Assistant  Treasurers,  if  there be any,
               ---------------------
shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

     4.12.     Assistant  Controllers.  Except  as  may be otherwise provided in
               ----------------------
these Bylaws, Assistant Controllers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Controller, and in the absence of the Controller or in the event of his disability or refusal to act, shall perform the duties of the Controller, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Controller.

     4.13.     Other  Officers.  Such  other  officers as the Board of Directors
               ---------------
may choose shall perform such duties and have such powers subordinate to those powers specifically delegated to certain officer in these Bylaws, as from time to time may be assigned to them by the Board of Directors. The President of the Company shall have the power to choose such other officers and to prescribe their respective duties and powers, subject to control by the Board of Directors.

     4.14.     Vacancies.  Whenever  any  vacancies shall occur in any office by
               ---------
death, resignation, increase in the number of offices of the Company, or otherwise, the same shall be filled by the Board of Directors (or the President, in accordance with Paragraph 4.5 of these Bylaws, subject to control by the Board of Directors), and the officer so appointed shall hold office until such officer's successor is elected or appointed in accordance with these Bylaws or until his earlier death, resignation or removal.

     4.15.     Removal.  Any  officer  or agent of the Company may be removed by
               -------
the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. No elected officer shall have any contractual rights against the Company for compensation by virtue of such election beyond the date of the election of such officer's successor or such officer's death, resignation or removal, whichever event shall first occur, except as otherwise provided in an employment contract or an employee plan.

     4.16.     Action  with Respect to Securities of Other Corporations.  Unless
               --------------------------------------------------------
otherwise directed by the Board of Directors, the Chairman of the Board, the President, any Vice President and the Treasurer of the Company shall each have power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which the Company may hold securities and otherwise to exercise any and all rights and powers which the Company may possess by reason of its ownership of securities in such other corporation.

                                    ARTICLE V
                        STOCK CERTIFICATES AND TRANSFERS

     5.1     Stock  Certificates  and  Transfers.
             -----------------------------------

          A. The interest of each stockholder of the Company shall be evidenced by certificates for shares of stock in such form as the appropriate officers of the Company may from time to time prescribe, unless it shall be determined by, or pursuant to, a resolution adopted by the Board of Directors that the shares representing such interest be uncertificated. The shares of the stock of the Company shall be transferred on the books of the Company by the holder thereof in person or by such person's attorney, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Company or its agents may reasonably require.

          B. The certificates of stock shall be signed, countersigned and registered in such manner as the Board of Directors may by resolution prescribe which resolution may permit all or any of the signatures on such certificates to be in facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                                   ARTICLE VI
                                 INDEMNIFICATION

     6.1     Mandatory  Indemnification.  Each person who was or is made a party
             --------------------------
or is threatened to be made a party, or who was or is a witness without being named a party, to any threatened, pending or completed action, claim, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding (a "Proceeding"), by reason of the fact that such individual is or was a director or officer of the Company, or while a director or officer of the Company is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise, shall be indemnified and held harmless by the Company from and against any judgments, penalties (including excise taxes), fines, amounts paid in settlement and reasonable expenses (including court costs and attorneys' fees) actually incurred by such person in connection with such Proceeding if it is determined that he acted in good faith and reasonably believed (A) in the case of conduct in his official capacity on behalf of the Company that his conduct was in the Company's best interests, (B) in all other cases, that his conduct was not opposed to the best interests of the Company, and (C) with respect to any Proceeding which is a criminal action, that he had no reasonable cause to believe his conduct was unlawful; provided, however, that in the event a determination is made that such person is liable to the Company or is found liable on the basis that personal benefit was improperly received by such person, the indemnification is limited to reasonable expenses actually incurred by such person in connection with the Proceeding and shall not be made in respect of any Proceeding in which such person shall have been found liable for willful or intentional misconduct in the performance of his duty to the Company. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself be determinative of whether the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any Proceeding which is a criminal action, had no reasonable cause to believe that his conduct was unlawful. A person shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

     6.2     Determination  of  Indemnification.  Any  indemnification under the
             ----------------------------------
foregoing Paragraph 6.1 (unless ordered by a court of competent jurisdiction) shall be made by the Company only upon a determination that indemnification of such person is proper in the circumstances by virtue of the fact that it shall have been determined that such person has met the applicable standard of conduct. Such determination shall be made (A) by a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the Proceeding; (B) if such quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in the Proceeding; (C) by special legal counsel (in a written opinion) selected by the Board of Directors or a committee of the Board of Directors by a vote as set forth in clause (A) or (B) of this Paragraph 6.2, or, if such quorum cannot be obtained and such committee cannot be established, by a majority vote of all directors (in which directors who are named defendants or respondents in the Proceeding may participate); or (D) by the stockholders of the Company in a vote that excludes the shares held by directors who are named defendants or respondents in the Proceeding.

     6.3     Advance  of  Expenses.  Reasonable  expenses, including court costs
             ---------------------
and attorneys' fees, incurred by a person who was or is a witness or who was or is named as a defendant or respondent in a Proceeding, by reason of the fact that such individual is or was a director or officer of the Company, or while a director or officer of the Company is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise, shall be paid by the Company at reasonable intervals in advance of the final disposition of such Proceeding, and without the determination specified in the foregoing Paragraph 6.2, upon receipt by the Company of a written affirmation by such person of his good faith belief that he has met the standard of conduct necessary for indemnification under this Article 6, and a written undertaking by or on behalf of such person to repay the amount paid or reimbursed by the Company if it is ultimately determined that he is not entitled to be indemnified by the Company as authorized in this Article 6. Such written undertaking shall be an unlimited obligation of such person and it may be accepted without reference to financial ability to make repayment.

     6.4     Permissive  Indemnification.  The Board of Directors of the Company
             ---------------------------
may authorize the Company to indemnify employees or agents of the Company, and to advance the reasonable expenses of such persons, to the same extent, following the same determinations and upon the same conditions as are required for the indemnification of and advancement of expenses to directors and officers of the Company.

     6.5     Nature  of Indemnification.  The indemnification and advancement of
             --------------------------
expenses provided hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Certificate of Incorporation, these Bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to actions taken in an official capacity and as to actions taken in any other capacity while holding such office, shall continue as to a person who has ceased to be a director, officer, employee or agent of the Company and shall inure to the benefit of the heirs, executors and administrators of such person.

     6.6     Insurance.  The  Company  shall  have  the  power  and authority to
             ---------
purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee or agent of the Company, or who is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability, claim, damage, loss or risk asserted against such person and incurred by such person in any such capacity or arising out of the status of such person as such, irrespective of whether the Company would have the power to indemnify and hold such person harmless against such liability under the provisions hereof. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Company would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the stockholders of the Company. Without limiting the power of the Company to procure or maintain any kind of insurance or other arrangement, the Company may, for the benefit of persons indemnified by the Company, (A) create a trust fund;
(B) establish any form of self-insurance; (C) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Company; or (D) establish a letter of credit, guaranty, or surety arrangement. The insurance or other arrangement may be procured, maintained, or established within the Company or with any insurer or other person deemed appropriate by the Board of Directors regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or part by the Company. In the absence of fraud, the judgment of the Board of Directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in the arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in the approval are beneficiaries of the insurance or arrangement.

     6.7     Notice.  Any indemnification or advance of expenses to a present or
             ------
former director of the Company in accordance with this Article 6 shall be reported in writing to the stockholders of the Company with or before the notice or waiver of notice of the next stockholders' meeting or with or before the next submission of a consent to action without a meeting and, in any case, within the next twelve month period immediately following the indemnification or advance.

     6.8     Change  of  Control.  Following  any  "change  of  control"  of the
             -------------------
Company of the type required to be reported under Item 1 of Form 8-K promulgated under the Exchange Act, any determination as to entitlement to indemnification shall be made by independent legal counsel selected by the claimant which independent legal counsel shall be retained by the Board of Directors on behalf of the Company.

     6.9     Amendment.  Any  amendment  or  repeal of this Article VI shall not
             ---------
adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     7.1     Fiscal Year.  The fiscal year of the Company shall be determined by
             -----------
resolution  of  the  Board  of  Directors.

     7.2     Dividends.  The  Board  of Directors may from time to time declare,
             ---------
and the Company may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Certificate of Incorporation.

     7.3     Seal.  The corporate seal may bear in the center the emblem of some
             ----
object, and shall have inscribed thereunder the words "Corporate Seal" and around the margin thereof the words "Charys Holding Company, Inc."

     7.4     Waiver  of  Notice.  Whenever any notice is required to be given to
             ------------------
any stockholder or director of the Company under the provisions of the DGCL, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or of the Board of Directors need be specified in any waiver of notice of such meeting.

     7.5     Audits.  The  accounts,  books  and records of the Company shall be
             ------
audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board of Directors, and it shall be the duty of the Board of Directors to cause such audit to be made annually.

     7.6     Resignations.  Any  director  or  any  officer,  whether elected or
             ------------
appointed, may resign at any time by serving written notice of such resignation on the Chairman of the Board, the Chief Executive Officer, the President, if any, or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Chief Executive Officer, the President, if any, or the Secretary or at such later date as is stated therein. No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective.

                                  ARTICLE VIII
                                   AMENDMENTS

     8.1     Amendments.  These  Bylaws  may  be amended, added to, rescinded or
             ----------
repealed by the Board of Directors or by the affirmative vote of the holders of a majority of the Company's stock, outstanding and entitled to vote at the meeting at which any Bylaw is adopted, amended or repealed.

     Adopted April 28, 2004.


                               /s/  Billy V. Ray, Jr.
                               ------------------------------------------
                               Billy V. Ray, Jr., Secretary

                                  ATTACHMENT D
        CERTIFICATE OF DESIGNATION ESTABLISHING SERIES OF PREFERRED STOCK

              CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF
                           SERIES A PREFERRED STOCK OF
                          CHARYS HOLDING COMPANY, INC.

     I, Billy V. Ray, Jr., President of Charys Holding Company, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), in accordance with the provisions of Section 151 of the Delaware General Corporation Law, DO HEREBY CERTIFY:

     That pursuant to the authority conferred upon the Board of Directors of the Company (the "Board") by the Certificate of Incorporation of the Company, the Board on April 28, 2004, adopted the following resolution creating a series of one million (1,000,000) preferred shares of the par value of $0.001 per share designated as "Series A Preferred Stock":

     RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Restated Articles of Incorporation, as amended, of the Company, a series of preferred stock of the Company be, and it hereby is, created, and that the designation and amount thereof and the relative rights and preferences of the shares of such series, called the "Series A Preferred Stock," are as follows:

     1.     Dividends.  Notwithstanding  anything  herein  to  the contrary, the
            ---------
holders of outstanding shares of the Series A Preferred Stock shall not be entitled to receive any dividends, whether in form of cash, stock, or other property.

     2.     Redemption Rights.  Subject to the applicable provisions of Delaware
            -----------------
law, the Company, at the option of its directors, and with the consent of a majority of the stockholders of the Series A Preferred Stock, may at any time or from time to time redeem the whole or any part of the outstanding Series A Preferred Stock. Any such redemption shall be pro rata with respect to all of the holders of the Series A Preferred Stock. Upon redemption the Company shall pay for each share redeemed the amount of $0.001 per share, payable in cash (the "Redemption Price"). Such redemption shall be on an all-or-nothing basis.

     At least 30 days previous notice by mail, postage prepaid, shall be given to the holders of record of the Series A Preferred Stock to be redeemed, such notice to be addressed to each such stockholder at the address of such holder appearing on the books of the Company or given by such holder to the Company for the purpose of notice, or if no such address appears or is given, at the place where the principal office of the Company is located. Such notice shall state the date fixed for redemption and the Redemption Price, and shall call upon the holder to surrender to the Company on said date at the place designated in the notice such holder's certificate or certificates representing the shares to be redeemed. On or after the date fixed for redemption and stated in such notice, each holder of Series A Preferred Stock called for redemption shall surrender the certificate evidencing such shares to the Company at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such notice of redemption shall have been duly given, and if on the date fixed for redemption funds necessary for the redemption shall be available therefor, notwithstanding that the certificates evidencing any Series A Preferred Stock called for redemption shall not have been surrendered, the dividends with respect to the shares so called for redemption shall forthwith after such date cease and determine, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor.

     If, on or prior to any date fixed for redemption of Series A Preferred Stock, the Company deposits, with any bank or trust company as a trust fund, a sum sufficient to redeem, on the date fixed for redemption thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to give the notice of redemption thereof (or to complete the giving of such notice if theretofore commenced) and to pay, or deliver, on or after the date fixed for redemption or prior thereto, the Redemption Price of the shares to their respective holders upon the surrender of their share certificates, then from and after the date of the deposit (although prior to the date fixed for redemption), the shares so called shall be redeemed and any dividends on those shares shall cease to accrue after the date fixed for redemption. The deposit shall constitute full payment of the shares to their holders, and from and after the date of the deposit the shares shall no longer be outstanding and the holders thereof shall cease to be stockholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the Redemption Price of the shares without interest, upon the surrender of their certificates therefor. Any interest accrued on any funds so deposited shall be the property of, and paid to, the Company. If the holders of Series A Preferred Stock so called for redemption shall not, at the end of six years from the date fixed for redemption thereof, have claimed any funds so deposited, such bank or trust company shall thereupon pay over to the Company such unclaimed funds, and such bank or trust company shall thereafter be relieved of all responsibility in respect thereof to such holders and such holders shall look only to the Company for payment of the Redemption Price.

     3.     Liquidation Rights.  Upon the dissolution, liquidation or winding up
            ------------------
of the Company, whether voluntary or involuntary, the holders of the then outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Company the sum of $0.001 per share (the "Liquidation Rate") before any payment or distribution shall be made on the Common Stock, or any other class of capital stock of the Company ranking junior to the Series A Preferred Stock.

          (a) The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company shall be deemed a dissolution, liquidation or winding up of the Company for purposes of this Paragraph 3, but the merger or consolidation of the Company into or with any other corporation, or the merger or consolidation of any other corporation into or with the Company, shall not be deemed a dissolution, liquidation or winding up, voluntary or involuntary, for purposes of this Paragraph 3.

          (b) After the payment to the holders of shares of the Series A Preferred Stock of the full preferential amounts fixed by this Paragraph 3 for shares of the Series A Preferred Stock, the holders of the Series A Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

          (c) In the event the assets of the Company available for distribution to the holders of the Series A Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Paragraph 3, no distribution shall be made on account of any shares of a class or series of capital stock of the Company ranking on a parity with the shares of the Series A Preferred Stock, if any, upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Series A Preferred Stock, ratably, in proportion to the full distributive amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     4.     Conversion  of  Series  A Preferred Stock.  Holders of shares of the
            -----------------------------------------
Series A Preferred Stock shall not have the right at any time to convert any number of shares of the Series A Preferred Stock into shares of the Company Common Stock.

     5.     Preferred  Status.  The  rights  of  the  shares of the Common Stock
            -----------------
shall be subject to the preferences and relative rights of the shares of the Series A Preferred Stock. Without the prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the shares of the Series A Preferred Stock in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company described in Paragraph 3 above.

     6.     Vote  to  Change the Terms of the Series A Preferred Stock.  Without
            ----------------------------------------------------------
the prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock, the Company shall not amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A Preferred Stock.

     7.     Lost  or  Stolen  Certificates.  Upon  receipt  by  the  Company  of
            ------------------------------
evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of the Series A Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking or bond, in the Company's discretion, by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Series A Preferred

Stock Certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Series A Preferred Stock Certificates if the holder thereof contemporaneously requests the Company to convert such shares of the Series A Preferred Stock into the Common Stock.

     8.     Voting.  The  holders  of  Series  A  Preferred Stock shall have the
            ------
right to vote on all matters submitted to vote of the Company's shareholders. On all matters submitted to a vote of the Company's shareholders, including, without limitation, the election of directors, a holder of shares of the Series A Preferred Stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A Preferred Stock held by such holder multiplied by two hundred and fifty (250).

     The Resolution was duly adopted by all of the directors of the Company as required by Section 151 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation, Preferences and Rights on behalf of the Company this 28th day of April, 2004.

                                  CHARYS HOLDING COMPANY, INC.



                                  By  /s/  Billy V. Ray, Jr.
                                    ----------------------------------------
                                    Billy V. Ray, Jr., President

THE STATE OF GEORGIA  *
                      *
COUNTY OF FULTON      *

     On this 28th day of April, 2004, before me, the undersigned authority, personally appeared Billy V. Ray, Jr., the President of Charys Holding Company, Inc., a Delaware corporation, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes and consideration therein expressed, and as the act and deed of said corporation, and who also upon oath swore that the statements therein contained are true and correct.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                  /s/  Tracie Ferchek
                                  -------------------------------------------
                                  Notary Public for the State of Georgia
                                  Printed Name:  Tracie Ferchek
                                               ------------------------------
                                  My Commission Expires:  April 2, 2007
                                                        ---------------------

                                  ATTACHMENT E
            SECTIONS 302A.471 AND 302A.473 OF THE MINNESOTA STATUTES

MINNESOTA STATUES 2003



     302A. 471 RIGHTS OF DISSENTING SHAREHOLDERS.

     Subdivision 1.     ACTIONS CREATING RIGHTS.  A shareholder of a corporation
may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate action:

     (a) an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1)  alters or abolishes a preferential right of the shares;

     (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

     (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited though the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671
                                                                     --------
does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

     (b) a sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661,
                                                              --------
subdivision 1, or a disposition in dissolution described in section 302A.725,
                                                                    --------
subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

     (c) a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;
                                                                     --------

     (d) a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3; or

     (e) any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

     Subd. 2.     BENEFICIAL OWNERS.     (a)  A shareholder shall not assert
dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

     (b) A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation
                    --------
at the time of or before the assertion of the rights a written consent of the shareholder.

     Subd. 3.     RIGHTS NOT TO APPLY.     (a)  Unless the articles, the bylaws,
or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

     (b)  If a date is fixed according to section 302A.445, subdivision 1, for
                                                  --------
the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholder, as provided in subdivision 2, may exercise dissenters' rights.

     Subd. 4.     Other rights.     The shareholders of a corporation who have a
right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

     HIST:  1981 c 270 s 80;  1987 c 203 s 2, 3;  1988 c 692 s 10; 1991 c 49 s
16;  1992 c 517 art 1 s 15;  1993 c 17 s 40;  1994 c 417 s 5;  1997 c 10 art 1 s
24;  1999 c 85 art 1 s 11;  2000 c 264 s 6, 7;  2002 c 311 art 1 s 20

Copyright 2003 by the Office of Revisor of Statutes, State of Minnesota.

Minnesota Statues 2003



     302A.473 PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS.

     Subdivision 1.     DEFINITIONS.     (a)  For purposes of this section, the
terms defined in this subdivision have the meanings given them.

     (b) "Corporation" mean the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the
                                            --------
successor by merger of that issuer.

     (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.
                       --------

     (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up
                                                    --------
to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.
------

     Subd. 2.     NOTICE OF ACTION.     If a corporation calls a shareholder
meeting at which any action described in section 302A.471, subdivision 1 is to
                                                 --------
be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section
                                                     --------
and a brief description of the procedure to be followed under these sections.

     Subd. 3.     NOTICE OF DISSENT.     If the proposed action must be approved
by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the
--------
corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

     Subd. 4.     NOTICE OF PROCEDURE; DEPOSIT OF SHARES.     (a)  After the
proposed action has been approved by the board and , if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent of no shareholder vote was required, a notice that contains:

     (1) the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

     (2) any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

     (3) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     (4)  a copy of section 302A.471 and this section and a brief description of
                            --------
the procedures to be followed under these sections.

     (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

     Subd. 5.     PAYMENT; RETURN OF SHARES.     (a)  After the corporate action
takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has compiled with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

     (2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3)  a copy of section 302A.471 and this section, and a brief description
                            --------
of the procedure to be followed in demanding supplemental payment.

     (b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance , and an offer to pay to the dissenter the amount listed in the materials of the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

     (c) If the corporation failed to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict at a later time.

     Subd. 6.     SUPPLEMENTAL PAYMENT; DEMAND.     If a
dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the share plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

     Subd. 7.     PETITION; DETERMINATION.     If the corporation receives a
demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered to certified maul or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed b any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

     Subd. 8.     Costs; fees; expenses.     (a)  The court shall determine the
costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to arbitrary, vexatious, or not in good faith.

     (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, veraciously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

     (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

     HIST:  1981 c 270 s 81;  1987 c 104 s 30-33;  1993 c 17 s 41, 42;  1997 c
10 art 1 s 25

Copyright 2003 by the Office of Revisor of Statutes, State of Minnesota.

                                  ATTACHMENT F
                 EMPLOYEE STOCK INCENTIVE PLAN FOR THE YEAR 2004

                          CHARYS HOLDING COMPANY, INC.
                 EMPLOYEE STOCK INCENTIVE PLAN FOR THE YEAR 2004

1.     General  Provisions.
       -------------------

     1.1.     Purpose.  This  Stock  Incentive  Plan (the "Plan") is intended to
              -------
allow designated officers and employees (all of whom are sometimes collectively referred to herein as the "Employees," or individually as the "Employee") of Charys Holding Company, Inc., a Delaware corporation (the "Company") and its
-------------------------------
Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "Company") to receive certain options (the "Stock Options") to purchase common stock of the Company, par value $0.001 per share (the "Common Stock"), and to receive grants of the Common Stock subject to certain restrictions (the "Awards"). As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of this Plan is to provide the Employees, who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives, and to attract and retain the Employees.

     1.2.     Administration.
              --------------

          1.2.1. The Plan shall be administered by the Compensation Committee (the "Committee") of, or appointed by, the Board of Directors of the Company (the "Board"). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The
Committee shall be governed by the provisions of the Company's Bylaws and of Delaware law applicable to the Board, except as otherwise provided herein or determined by the Board.

          1.2.2. The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; (d) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (e) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (f) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

          1.2.3. The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

     1.3.     Eligibility  and Participation.  The Employees eligible under this
              ------------------------------
Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company. In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

     1.4.     Shares  Subject to this Plan.  The maximum number of shares of the
              ----------------------------
Common Stock that may be issued pursuant to this Plan shall be 5,000,000 subject to adjustment pursuant to the provisions of Paragraph 4.1. If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan.

If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan.

2.     Provisions  Relating  to  Stock  Options.
       ----------------------------------------

     2.1.     Grants of Stock Options.  The Committee may grant Stock Options in
              -----------------------
such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under
Section 422 of the Code (currently, $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

     2.2.     Purchase  Price.  The  purchase  price  (the  "Exercise Price") of
              ---------------
shares of the Common Stock subject to each Stock Option (the "Option Shares") shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of exercise. For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     2.3.     Option  Period.  The  Stock  Option  period  (the  "Term")  shall
              --------------
commence on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 2.4.1.
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange Act (the "Section 16 Reporting Persons") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

     2.4.     Exercise  of  Options.
              ---------------------

          2.4.1. Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph
2.4.2. Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion),
(d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee. Subject to the provisions of this Paragraph 2.4 and Paragraph 2.5, the Employee has the right to exercise his or her Stock Options at the rate of at least 33-1/3 percent per year over three years from the date the Stock Option is granted.

          2.4.2. Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a
Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

          2.4.3. No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. At no time shall the total number of securities issuable upon exercise of all outstanding options under this Plan, and the total number of securities provided for under any bonus or similar plan or agreement of the Company exceed a number of securities which is equal to 30 percent of the then outstanding securities of the Company, unless a percentage higher than 30 percent is approved by at least two-thirds of the outstanding securities entitled to vote. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock
Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock
Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

     2.5.     Continuous Employment.  Except as provided in Paragraph 2.7 below,
              ---------------------
an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company. For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence. If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

     2.6.     Restrictions  on  Transfer.  Each  Stock Option granted under this
              --------------------------
Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     2.7.     Termination  of  Employment.
              ---------------------------

          2.7.1. Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for Cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

               (a) At least six months from the date of termination if termination was caused by death or disability.

               (b) At least 30 days from the date of termination if termination was caused by other than death or disability.

          2.7.2. Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2.7.1, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

          2.7.3.     For  purposes  of  this  Plan:

               (a) "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

               (b) "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

3.     Provisions  Relating  to  Awards.
       --------------------------------

          3.1.     Grant of Awards.  Subject to the provisions of this Plan, the
                   ---------------
Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "Award Shares"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such the Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan. Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction
Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein. For purposes of this Plan:

     "Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections
13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

     "Cause," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

          (a) the Employee's continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

          (b)     the  conviction  of  the  Employee  of  a  felony;  or

          (c) the Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

          (d) the Employee's gross misconduct causing material harm to the Company.

     "Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

          (a) the assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

          (b) the elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

          (c) a reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

          (d) the Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

          (e) the failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

          (f) the failure of the Company to obtain a satisfactory Assumption Agreement (as defined in Paragraph 4.13 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

     3.2.     Incentive Agreements.  Each Award granted under this Plan shall be
              --------------------
evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

     3.3.     Amendment, Modification and Waiver of Restrictions.  The Committee
              --------------------------------------------------
may modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

     3.4.     Terms  and  Conditions  of  Awards.  Upon  receipt  of an Award of
              ----------------------------------
shares of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

          3.4.1. Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such the Common Stock in violation of this Paragraph 3.4 shall be null and void.

          3.4.2. If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

          3.4.3. The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires, (b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

4.     Miscellaneous  Provisions.
       -------------------------

     4.1.     Adjustments  Upon  Change  in  Capitalization.
              ---------------------------------------------

          4.1.1. The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (but not the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received had the Employee been the holder of the number of shares of the Common Stock for which the Stock Option is being exercised upon the date of such change or increase or decrease in the number of issued shares of the Company, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received if the restrictions on the Award Shares had lapsed on the date of such change or increase or decrease in the number of issued shares of the Company.

          4.1.2. Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

     4.2.     Withholding  Taxes.  The  Company shall have the right at the time
              ------------------
of exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

          (a) The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

          (b) The withholding of Option Shares or Award Shares is made either (i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

     Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

     4.3.     Relationship  to  Other Employee Benefit Plans.  Stock Options and
              ----------------------------------------------
Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

     4.4.     Amendments  and  Termination.  The  Board  of Directors may at any
              ----------------------------
time suspend, amend or terminate this Plan. No amendment, except as provided in Paragraph 3.3, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (except for adjustments pursuant to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

     4.5.     Successors  in  Interest.  The  provisions  of  this  Plan and the
              ------------------------
actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

     4.6.     Other Documents.  All documents prepared, executed or delivered in
              ---------------
connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

     4.7.     Fairness  of  the Repurchase Price.  In the event that the Company
              ----------------------------------
repurchases securities upon termination of employment pursuant to this Plan, either: (a) the price will not be less than the fair market value of the securities to be repurchased on the date of termination of employment, and the right to repurchase will be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of the employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise), and the right terminates when the Company's securities become publicly traded, or (b) Company will repurchase securities at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 33-1/3 percent of the securities per year over three years from the date the option is granted (without respect to the date the option was exercised or became exercisable) and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of employment (or in case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise).

     4.8.     No  Obligation  to  Continue Employment.  This Plan and the grants
              ---------------------------------------
which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

     4.9.     Misconduct of an Employee.  Notwithstanding any other provision of
              -------------------------
this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action which results in material harm to the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan. However, any vested options and shares shall remain vested and not be forfeited.

     4.10.     Other  Agreements.  Notwithstanding  anything herein contained to
               -----------------
the contrary, the definitions of "Cause" or "Good Reason" shall be as specified herein and no reference shall be made to any other agreement between the Company, the Employee, or any other party.

     4.11.     Term  of  Plan.  No  Stock  Option shall be exercisable, or Award
               --------------
granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective April 28, 2004. No Stock Options or Awards may be granted under this Plan after April 28, 2014.

     4.12.     Governing  Law.  This Plan and all actions taken thereunder shall
               --------------
be governed by, and construed in accordance with, the laws of the State of Delaware.

     4.13.     Approval.  This  Plan  must  be  approved  by  a  majority of the
               --------
outstanding securities entitled to vote within 12 months before or after this Plan is adopted or the date the agreement is entered into. Any securities purchased before security holder approval is obtained must be rescinded if security holder approval is not obtained within 12 months before or after this Plan is adopted or the date the agreement is entered into. Such securities shall not be counted in determining whether such approval is obtained.

     4.14.     Assumption  Agreements.  The Company will require each successor,
               ----------------------
(direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

          (a) To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

          (b) If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

          (c) To require any future successor to enter into an Assumption Agreement; and

          (d) To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

     4.15.     Compliance  with  Rule  16b-3.  Transactions  under this Plan are
               -----------------------------
intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     4.16.     Information  to  Shareholders.  The Company shall furnish to each
               -----------------------------
of  its  stockholders  financial  statements  of  the Company at least annually.

     IN WITNESS WHEREOF, this Plan has been executed effective as of April 28, 2004.


                                  CHARYS HOLDING COMPANY, INC.



                                  By  /s/  Billy V. Ray, Jr.
                                    -----------------------------------------
                                      Billy V. Ray, Jr., President

                                  ATTACHMENT G
  NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN FOR THE YEAR 2004

                          CHARYS HOLDING COMPANY, INC.
           NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN
                                FOR THE YEAR 2004

1.     Introduction.  This  Plan  shall be known as the "Charys Holding Company,
       ------------
Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004," and is hereinafter referred to as the "Plan." The purposes of this Plan are to enable Charys Holding Company, Inc., a Delaware corporation (the "Company"), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

2.     Definitions.  The  following  terms  shall  have  the  meanings set forth
       -----------
below:

     "Board"  means  the  Board  of  Directors  of  the  Company.

     "Change  of  Control"  has the meaning set forth in Paragraph 12(d) hereof.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

     "Committee" means the committee that administers this Plan, as more fully defined in Paragraph 13 hereof.

     "Common  Stock"  has  the  meaning  set  forth  in  Paragraph  1  hereof.

     "Company"  has  the  meaning  set  forth  in  Paragraph  1  hereof.

     "Deferral  Election"  has  the  meaning  set  forth  in Paragraph 6 hereof.

     "Deferred Stock Account" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Paragraph 7 hereof.

     "Delivery  Date"  has  the  meaning  set  forth  in  Paragraph  6  hereof.

     "Director" means an individual who is a member of the Board of Directors of the Company.

     "Dividend Equivalent" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

     "Effective  Date"  has  the  meaning  set  forth  in  Paragraph  3  hereof.

     "Exchange  Act"  has  the  meaning  set  forth  in  Paragraph 12(d) hereof.

     "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per Share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     "Participant"  has  the  meaning  set  forth  in  Paragraph  4  hereof.

     "Payment Time" means the time when a Stock Retainer is payable to a Participant pursuant to Paragraph 5 hereof (without regard to the effect of any Deferral Election).

     "Stock  Retainer"  has  the  meaning  set  forth  in  Paragraph  5  hereof.

     "Third  Anniversary"  has  the  meaning  set  forth  in Paragraph 6 hereof.

3.    Effective Date of the Plan.  This Plan was adopted by the Board effective
      --------------------------
April  28,  2004  (the  "Effective  Date").

4.    Eligibility.  Each  individual  who  is  a  Director or Consultant on the
      -----------
Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "Participant") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

5.     Grants  of  Shares.  Commencing  on  the  Effective  Date,  the amount of
       ------------------
compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "Stock Retainer") pursuant to this Plan at the deemed issuance price of $4.00 per Share.

6.     Deferral  Option.  From  and  after the Effective Date, a Participant may
       ----------------
make an election (a "Deferral Election") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "Third Anniversary"), (b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "Departure Date") or (c) in five equal annual installments commencing on the Departure Date (the "Third Anniversary" and "Departure Date" each being referred to herein as a "Delivery Date"). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year.

     Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

7.     Deferred  Stock  Accounts.  The  Company  shall maintain a Deferred Stock
       -------------------------
Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Paragraph 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

8.    Delivery  of  Shares.
      --------------------

     8.1. The shares of the Common Stock in a Participant's Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Paragraph 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Paragraph 6 hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Paragraph 6 hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Paragraph 6 hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

     8.2. The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "Trust") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Paragraph 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Paragraph 8.

9.     Share Certificates; Voting and Other Rights.  The certificates for shares
       -------------------------------------------
delivered to a Participant pursuant to Paragraph 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

10.     General  Restrictions.
        ---------------------

     10.1. Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

          10.1.1. Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

          10.1.2. Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

          10.1.3. Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

     10.2. Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

11.     Shares  Available.  Subject to Paragraph 12 below, the maximum number of
        -----------------
shares of the Common Stock which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 4,000,000. Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market.

12.     Adjustments;  Change  of  Control.
        ---------------------------------

     12.1. In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "Transaction"), in each case other than any such Transaction which constitutes a Change of Control (as defined below),
(i) the Deferred Stock Accounts shall be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall likewise be appropriately adjusted to reflect the effectiveness of any such Transaction, and (iii) the Committee shall appropriately adjust any other relevant provisions of this Plan and any such modification by the Committee shall be binding and conclusive on all persons.

     12.2. If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Paragraph 12(a) into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

     12.3. In lieu of the adjustment contemplated by Paragraph 12(a), in the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

     12.4. For purposes of this Plan, Change of Control shall mean any of the following events:

          12.4.1. The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "Outstanding Company Common Stock"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Paragraph 12(d) are satisfied; or

          12.4.2. Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          12.4.3. Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation
(A) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

          12.4.4. Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

13.     Administration;  Amendment  and  Termination.
        --------------------------------------------

     13.1. This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the President or Chief Executive Officer (the "Committee"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

     13.2. The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under
Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under Delaware law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule

16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

14.     Restrictions  on  Transfer.  Each  Stock  Option granted under this Plan
        --------------------------
shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

15.     Term of Plan.  No shares of the Common Stock shall be issued, unless and
        ------------
until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective April 28, 2004, and shall expire on April 28, 2014.

16.     Approval.  This  Plan  must be approved by a majority of the outstanding
        --------
securities entitled to vote within 12 months before or after this Plan is adopted or the date the agreement is entered into. Any securities purchased before security holder approval is obtained must be rescinded if security holder approval is not obtained within 12 months before or after this Plan is adopted or the agreement is entered into. Such securities shall not be counted in determining whether such approval is obtained.

17.     Governing  Law.  This  Plan  and  all  actions taken thereunder shall be
        --------------
governed by, and construed in accordance with, the laws of the State of Delaware.

18.     Information  to  Shareholders.  The Company shall furnish to each of its
        -----------------------------
stockholders  financial  statements  of  the  Company  at  least  annually.

19.     Miscellaneous.
        -------------

     19.1. Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

     19.2. The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

     IN WITNESS WHEREOF, this Plan has been executed effective as of April 28, 2004.


                                CHARYS HOLDING COMPANY, INC.



                                By  /s/  Billy V. Ray, Jr.
                                  ---------------------------
                                    Billy V. Ray, Jr., President